Nuveen
Municipal
Bond Funds

November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.

Ohio

Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

25  Statement of Net Assets

26  Statement of Operations

27  Statement of Changes in Net Assets

28  Notes to Financial Statements

34  Financial Highlights

36  Additional Investment Opportunities

37  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Ohio Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.22%. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 6.59% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 6.34% with income reinvested, outpacing the average return of 6.24% for its peer group, the Lipper Ohio municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "On hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
    Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998




"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."


-----
2

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

How has the fund performed during this period?

As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 6.34%, which compares favorably with the one-year average return of 6.24% for the peer group of Ohio municipal bond funds tracked by Lipper Analytical Services.
-----
3

"One focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take."

Given the current municipal market, where were you able to find value?

The fund has benefited from a high embedded yield and extremely high-quality holdings. Because of severe quality compression during the period, it was possible to increase investments in high-quality, essential service municipal bonds. We found value in several issues of high-quality Ohio housing bonds, which continue to pay a higher yield than other sectors of the municipal market.

We also continued to look for value for shareholders in individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year.

What are your key strategies for the coming year?

We take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

We will continue to focus on sustaining a high level of tax-free income while continuing to maintain a long enough duration to successfully perform against the fund's peer group. The state of Ohio continues to enjoy

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

substantial public investment, supporting bond prices.

A strong level of new issuance within the state has served to meet this demand.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Ohio
Municipal Bond Fund
Performance Overview

As of November 30, 1997

Fund Highlights
Share Class                                A          B          C          R
Inception Date                          6/85       2/97       8/93       2/97
Net Asset Value (NAV)                 $11.66     $11.66     $11.66     $11.66
CUSIP                              67065R762  67065R754  67065R747  67065R739
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Net Assets ($000)                                              $681,911
Average Weighted Maturity (Years)                                       19.52
Average Weighted Duration (Years)                                        7.28
-----------------------------------------------------------------------------

Annualized Total Return/1/
---------------------------------------------------------
Share Class         A(NAV)  A(Offer)      B      C      R
1-Year               6.34%     1.85%  5.60%  5.78%  6.52%
5-Year               6.48%     5.57%  5.87%  5.91%  6.52%
10-Year              8.24%     7.78%  7.77%  7.65%  8.26%
---------------------------------------------------------

Tax-Free Yields
---------------------------------------------------------
Share Class         A(NAV)  A(Offer)      B      C      R
Dist Rate            5.20%     4.98%  4.48%  4.68%  5.40%
SEC 30-Day Yld       4.22%     4.04%  3.47%  3.67%  4.42%
Taxable Equiv Yld2   6.59%     6.31%  5.42%  5.73%  6.91%
---------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality


[PIE CHART APPEARS HERE]

A                    13%
BBB/NR               11%
AA                    8%
AAA/Pre-refunded     68%
------------------------

Diversification

[PIE CHART APPEARS HERE]

Tax Obligation (G.O.)       19%
Transportation               3%
U.S. Guaranteed             18%
Long-Term Care               3%
Health Care                 16%
Housing (Multi-Family)       5%
Housing (Single-Family)      5%
Education/Civic Org.         5%
Tax Obligation (Limited)     6%
Other                        1%
Water & Sewer                6%
Utilities                   13%
-------------------------------

Dividend History (A Shares)

[BAR GRAPH APPEARS HERE]

12/96          0.05158
 1/97          0.05206
 2/97          0.0507
 3/97          0.0507
 4/97          0.0507
 5/97          0.0507
 6/97          0.0505
 7/97          0.0505
 8/97          0.0505
 9/97          0.0505
10/97          0.0505
11/97          0.0505


                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Ohio
            Principal                                                              Optional Call                  Market
               Amount    Description                                                 Provisions*  Ratings**        Value
------------------------------------------------------------------------------------------------------------------------
                         Capital Goods -- 0.2%

           $1,425,000    Ohio State Water Development Authority,                     3/02 at 102        N/R   $1,546,282
                           Mid--American Waste System Inc. Project,
                           7.750%, 9/01/07
------------------------------------------------------------------------------------------------------------------------
                         Consumer Staples -- 0.2%

            1,000,000    Summit County, Ohio, Industrial Development Revenue,       11/99 at 100         A1    1,031,680
                           Century Inc. Project, 7.750%, 11/01/05
------------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organization -- 4.8%

            1,000,000    Kent State University and Ohio University,                  5/02 at 102        AAA    1,093,710
                           General Receipts, 6.500%, 5/01/22

            2,050,000    Miami University of Ohio, University Revenues,             12/99 at 102         A+    2,201,700
                           6.900%, 12/01/04

            3,500,000    Ohio State Education Loan Revenue, Series A,                6/07 at 102        AAA    3,540,915
                           5.850%, 12/01/19

                         Ohio State Higher Educational Facility Commission,
                         University of Dayton Project:
            2,025,000      6.600%, 12/01/17                                         12/03 at 102        AAA    2,260,649
            1,750,000      5.800%, 12/01/19                                         12/04 at 102        AAA    1,833,720

            1,200,000    Ohio State Higher Educational Facility Commission,          9/06 at 101        N/R    1,244,004
                           University of Findlay Project, 6.125%, 9/01/16

            3,775,000    Ohio State Higher Educational Facility Commission,         11/06 at 101         AA    3,774,849
                           Denison University Project, 5.300%, 11/01/21

            7,000,000    Ohio State Higher Educational Facility Commission,          5/07 at 102        AAA    7,008,750
                           Xavier University, 5.375%, 5/15/22

                         Ohio State Higher Educational Facility Commission,
                         Case Western University, Series B:
            1,870,000      7.125%, 10/01/14                                         10/00 at 102         AA    2,049,763
              750,000      6.500%, 10/01/20                                         No Opt. Call         AA      883,867

            2,250,000    Ohio State Higher Educational Facility Commission,          4/07 at 102         A2    2,345,062
                           John Carroll University Project, 5.750%, 4/01/19

            4,250,000    University of Cincinnati, Ohio, General Receipts,           6/07 at 100        AAA    4,254,675
                           Series Ab, 5.375%, 6/01/20

            1,230,000    Youngstown State University, Ohio, General Receipts,       12/04 at 102        AAA    1,321,377
                           6.000%, 12/15/16


    Principal                                                             Optional Call                 Market
       Amount     Description                                               Provisions*  Ratings**       Value
--------------------------------------------------------------------------------------------------------------
                  Energy - 0.5%

   $2,125,000     Ashtabula County, Ohio, Industrial Development            5/02 at 102       Baa1  $2,285,310
                    Revenue Refunding, Ashland Oil Inc. Project,
                    Series A, 6.900%, 5/01/10

    1,000,000     Ohio State Air Quality Development Authority, Revenue     4/01 at 102       Baa1   1,058,950
                    Refunding, Ashland Oil Inc. Project, 6.850%, 4/01/10
--------------------------------------------------------------------------------------------------------------
                  Health Care - 16.3%

    1,250,000     Butler County, Ohio, Hospital Facilities Revenue          1/02 at 102       BBB-   1,358,987
                    Refunding & Improvement, Fort Hamilton, Hughes,
                    7.500%, 1/01/10

                  Cambridge, Ohio, Hospital Improvement Revenue
                  Refunding, Guernsey Memorial Hospital:
      500,000       8.000%, 12/01/06                                       12/01 at 102        BBB     556,340
    1,000,000       8.000%, 12/01/11                                       12/01 at 102        BBB   1,108,700

                  Cuyahoga County, Ohio, Hospital Revenue, Meridia
                  Health System:
      250,000       6.250%, 8/15/14                                         8/05 at 102         A1     269,797
    5,750,000       7.250%, 8/15/19                                         8/00 at 102         A1   6,189,702
    5,500,000       6.250%, 8/15/24                                         8/05 at 102         A1   5,849,250

    1,500,000     Cuyahoga County, Ohio, Hospital Revenue Refunding &       1/06 at 102        AAA   1,535,370
                    Improvement, University Hospitals Health, Series A,
                    5.625%, 1/15/26

    1,000,000     Cuyahoga County, Ohio, Hospital Revenue Refunding &       2/07 at 102        AAA   1,029,680
                    Improvement, Metrohealth System Project,
                    5.625%, 2/15/17

    2,000,000     Cuyahoga County, Ohio, Industrial Development             8/01 at 103        AAA   2,206,100
                    Revenue Refunding, University Health Care Project,
                    7.300%, 8/01/11

    2,010,000     Erie County, Ohio, Hospital Improvement Revenue           1/02 at 102          A   2,187,825
                    Refunding, Firelands Community Hospital Project,
                    6.750%, 1/01/08

                  Franklin County, Ohio, Hospital Revenue Refunding &
                  Improvement, Childrens Hospital Project, Series A:
    1,575,000       5.750%, 11/01/15                                       11/06 at 101         Aa   1,633,999
    5,275,000       5.875%, 11/01/25                                       11/06 at 101         Aa   5,523,083

                  Franklin County, Ohio, Hospital Revenue Refunding,
                  Holy Cross Health System Corporation:
      965,000       5.800%, 6/01/16                                         6/06 at 102         AA   1,002,625
    2,000,000       5.875%, 6/01/21                                         6/06 at 102         AA   2,098,320

                  9

                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Ohio - continued

    Principal                                                             Optional Call                 Market
       Amount    Description                                               Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------
                 Health Care - continued

   $1,500,000    Franklin County, Ohio, Hospital Revenue Refunding,         6/00 at 102        AAA  $1,637,595
                   Holy Cross Health System, Series A, Mount Carmel
                   Health, 7.625%, 6/01/09

    3,000,000    Garfield Heights, Ohio, Hospital Revenue Refunding &      11/02 at 102          A   3,248,310
                   Improvement, Marymont Hospital Project, Series B,
                   6.650%, 11/15/11

    3,500,000    Garfield Heights, Ohio, Hospital Revenue Refunding &      11/02 at 102          A   3,794,070
                   Improvement, Marymont Hospital Project, Series A,
                   6.700%, 11/15/15

    3,000,000    Hamilton County, Ohio, Hospital Facilities Revenue,        1/03 at 102         A1   3,214,650
                   Refunding, Bethesda Hospital, Series A,
                   6.250%, 1/01/12

    1,720,000    Hamilton County, Ohio, Health System Revenue               7/02 at 102       Baa1   1,853,145
                   Refunding, Providence Hospital, Franciscan,
                   6.875%, 7/01/15

    7,890,000    Lorain County, Ohio, Hospital Revenue Refunding,          11/05 at 102        AAA   7,852,838
                   EMH Regional Medical Center, 5.375%, 11/01/21

    2,250,000    Lorain County, Ohio, Hospital Revenue Refunding,           9/07 at 102        AAA   2,275,042
                   Catholic Healthcare Partners, Series B,
                   5.500%, 9/01/27

    1,500,000    Lorain, Ohio, Hospital lmprovement Revenue, Lakeland      11/02 at 102         A1   1,697,655
                   Community Hospital Inc., Refunding, 6.500%, 11/15/12

                 Lucas County, Ohio, Hospital Revenue Improvement,
                 St. Vincent Medical Center, Series A:
    3,000,000      6.500%, 8/15/12                                          8/02 at 102        AAA   3,281,910
    1,000,000      6.750%, 8/15/20                                          8/00 at 102        AAA   1,074,780

    2,000,000    Mahoning County, Ohio, Hospital Facilities Revenue         6/98 at 100         A1   2,135,020
                   Refunding, St. Elizabeth Hospital Medical Center,
                   7.375%, 12/01/09

    4,250,000    Mahoning County, Ohio, Hospital Facilities Revenue,       10/00 at 102        AAA   4,610,952
                   Yha Inc. Project, Series A, Refunding,
                   7.000%, 10/15/14

      500,000    Mansfield, Ohio, Hospital lmprovement Revenue,            12/0l at 101        AAA     546,755
                   Mansfield General Hospital Project,
                   6.700%, 12/01/09

    2,000,000    Marion County, Ohio, Hospital lmprovement Revenue          5/06 at 102       BBB+   2,123,060
                   Refunding, Community Hospital, 6.375%, 5/15/11

    1,250,000    Maumee, Ohio, Hospital Revenue Refunding, St. Lukes       12/04 at 102        AAA   1,308,700
                   Hospital Project, 5.800%,12/01/14

                 10



  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care -- continued

                Miami County, Ohio, Hospital Facilities Revenue
                Refunding & Improvement, Upper Valley Medical Center,
                Series A:
$ 4,205,000       6.250%, 5/15/13                                               5/06 at 102                   BBB       $ 4,395,402
  4,405,000       6.250%, 5/15/16                                               5/06 at 102                   BBB         4,604,458

                Middleburg Heights, Ohio, Hospital Revenue Refunding,
                Southwest General Health Center:
  4,000,000       5.625%, 8/15/15                                               8/08 at 102                   AAA         4,186,720
  2,000,000       5.750%, 8/15/21                                               8/08 at 102                   AAA         2,097,420

                Montgomery County, Ohio, Hospital Revenue Refunding
                Facilities & Improvement, Kettering Medical Center:
  1,500,000       5.625%, 4/01/16                                               4/06 at 102                   AAA         1,546,755
  7,000,000       6.250%, 4/01/20                                              No Opt. Call                   AAA         8,012,410

  2,500,000     Montgomery County, Ohio, Sisters Charity                        5/03 at 101                   AAA         2,745,300
                  Health Care, Series A, 6.250%, 5/15/08

  2,900,000     Mount Vernon, Ohio, Hospital Revenue Refunding, Knox            6/02 at 100                   N/R         2,979,141
                  Community Hospital, 7.875%, 6/01/12

  1,725,000     Shelby County, Ohio, Hospital Facilities Revenue                9/02 at 102                   BBB         1,916,095
                  Refunding & Improvement, Memorial Hospital
                  Association, 7.700%, 9/01/18

  2,750,000     Trumbull County, Ohio, Hospital Revenue Refunding &            11/01 at 102                   AAA         3,019,527
                  Improvement, Series B. Trumbull Memorial Hospital,
                  6.900%, 11/15/12

    750,000     Tuscarawas County, Ohio, Hospital Facilities Revenue,          10/03 at 102                  Baa3           783,735
                  Union Hospital Project, Series A, 6.500%, 10/01/21

  1,500,000     Washington County, Ohio, Hospital Revenue, Marietta             9/02 at 102                  Baa1         1,646,625
                  Area Health Care Inc. Project, 7.375%, 9/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 4.5%

 16,160,000     Franklin County, Ohio, Mortgage Revenue, Columbus              10/07 at 103                   Aaa        16,081,462
                  Properties, Pool 11, 5.600%, 4/20/39

  6,200,000     Hamilton County, Ohio, Economic Development                     1/07 at 102                   AAA         6,267,766
                  Revenue, Multifamily Housing, Huntington Meadows,
                  5.700%, 7/01/27

  2,800,000     Ohio Capital Corporation, Housing Mortgage Revenue             11/02 at 100                   AAA         2,800,000
                  Refunding, Section 8 Assisted Project, Series C,
                  5.700%, 1/01/24 (WI)

11

Portfolio of Investments (Unaudited)
Nuveen Flagship Ohio -- continued

  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- continued

                Ohio Capital Corporation, Multifamily Housing Revenue
                Refunding, Series A:
$ 1,000,000       7.500%, 11/01/11                                             11/02 at 100                   AAA       $ 1,051,120
  4,250,000       7.600%, 11/01/23                                             11/02 at 100                   AAA         4,467,302
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 4.9%

  5,000,000     Ohio Housing Finance Agency, Mortgage Revenue,                  9/07 at 102                   AAA         5,067,800
                  Residential, Series B, 3, 5.750%, 9/01/28

  5,500,000     Ohio Housing Finance Agency, Mortgage Revenue,                  9/07 at 102                   AAA         5,574,580
                  Residential, Series C, 5.750%, 9/01/28

                Ohio Housing Finance Agency, Mortgage Revenue,
                Residential, Series A:
  1,990,000       6.100%, 9/01/14                                               9/04 at 102                   AAA         2,100,206
 13,000,000       6.150%, 3/01/29                                               9/07 at 102                   AAA        13,677,170

  5,255,000     Ohio Housing Finance Agency, Mortgage Revenue,                  9/04 at 102                   AAA         5,600,726
                  Residential, Series B, 6.375%, 9/01/14

    645,000     Ohio Housing Finance Agency, Single Family Mortgage             3/00 at 102                   AAA           677,805
                  Revenue, Series B, 7.400%, 9/01/15

                Ohio Housing Finance Agency, Single Family Mortgage
                Revenue, Series D:
    645,000       7.500%, 9/01/13                                               9/00 at 102                   AAA           680,133
    300,000       7.050%, 9/01/16                                               9/01 at 102                   AAA           318,141
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 0.3%

  1,650,000     Toledo Lucas County, Ohio, Port Authority, Port Revenue         3/02 at 102                   AA-         1,849,353
                  Refunding Facilities, Cargill Inc. Project,
                  7.250%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 3.5%

  4,030,000     Cuyahoga County, Ohio, Health Care Facilities Revenue,          6/00 at 100                   N/R         4,358,767
                  Altenheim Project, 9.280%, 6/01/15

  2,500,000     Fairlawn, Ohio, Health Care Facilities Revenue, Village        10/99 at 102                   N/R         2,660,400
                  at St. Edward Project, 8.750%, 10/01/19

  1,500,000     Franklin County, Ohio, Health Care Facilities Revenue,           7/03 at 02                   N/R         1,509,600
                  Ohio Presbyterian Retire Services, 6.500%, 7/01/23

  3,120,000     Franklin County, Ohio, Health Care Facilities Revenue,         11/05 at 102                   Aa2         3,246,422
                 Heinzerling Foundation, Series A, 6.200%, 11/01/20

  1,350,000     Franklin County, Ohio, Hospital Revenue, Mortgage,              7/01 at 103                   N/R         1,521,383
                  Ohio Presbyterian Retirement Services,
                  8.750%, 7/01/21


      Principal                                                                       Optional Call                           Market
         Amount    Description                                                          Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   Long-Term Care--continued

     $  680,000    Franklin County, Ohio, Hospital Revenue Refunding,                  8/00 at 102              N/R      $  709,804
                     Worthington Village, 7.000%, 8/01/16

                   Marion County, Ohio, Health Care Facility Revenue
                   Refunding & Improvement, United Church Homes Project:
      1,250,000      6.375%, 11/15/10                                                 11/03 at 102             BBB-       1,313,163
        750,000      6.300%, 11/15/15                                                 11/03 at 102             BBB-         783,833

      2,205,000    Napoleon, Ohio, Health Care Facility Revenue                        9/04 at 102               Aa       2,407,132
                     Refunding Mortgage, Lutherans Orphans Project,
                     6.875%, 8/01/23

      4,775,000    Warren County, Ohio, Hospital Facilities Revenue                    7/01 at 102              Aa2       5,219,266
                     Refunding & Improvement, Otterbein Home Project,
                     7.200%, 7/01/11
-----------------------------------------------------------------------------------------------------------------------------------
                   Tax Obligation/General -- 18.7%

                   Adams County, Ohio, Valley Local School District,
                   Improvement:
      6,000,000      7.000%, 12/01/15                                                 No Opt. Call              AAA       7,377,120
      9,500,000      5.250%, 12/01/21                                                 12/05 at 102              AAA       9,410,415

      3,955,000    Akron, Ohio, Variable Purpose Improvement,                         12/04 at 102              AAA       4,491,456
                     6.750%, 12/01/14

      3,000,000    Akron, Ohio, Variable Purpose Improvement, Series 2,               12/07 at 100              AA-       3,047,580
                     5.375%, 12/01/17

                   Anthony Wayne, Ohio, Local School District:
        600,000      0.000%, 12/01/13                                                 No Opt. Call              AAA         264,198
      2,850,000      5.750%, 12/01/24                                                 12/05 at 101              AAA       2,959,526

      1,000,000    Archbold, Ohio, Area Local School District,                        12/06 at 102              AAA       1,078,590
                     6.000%, 12/01/21

      1,000,000    Aurora, Ohio, City School District, Improvement &                  12/05 at 102              AAA       1,051,610
                     Refunding, 5.800%, 12/01/16

      2,905,000    Batavia, Ohio, Local School District, 6.300%, 12/01/22             12/05 at 102              AAA       3,215,225

      1,000,000    Beavercreek, Ohio, Local School District, Series 1996,             No Opt. Call              AAA       1,182,560
                     6.600%, 12/01/15

      2,500,000    Buckeye Valley, Ohio, Local School District, Delaware              No Opt. Call              AAA       3,029,775
                     County, Series A, 6.850%, 12/01/15




                                             Portfolio of Investments (Unaudited)
                                                 Nuveen Flagship Ohio - continued

            Principal                                                              Optional Call                  Market
               Amount  Description                                                   Provisions*    Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                       Tax Obligation/General - continued

                       Chesapeake Union Exempt Village School District, Ohio:
           $  125,000    8.500%, 12/01/04                                           No Opt. Call          N/R $  151,876
              125,000    8.500%, 12/01/05                                           No Opt. Call          N/R    154,373
              125,000    8.500%, 12/01/06                                           No Opt. Call          N/R    156,265
              125,000    8.500%, 12/01/07                                           No Opt. Call          N/R    157,991
              125,000    8.500%, 12/01/08                                           No Opt. Call          N/R    159,475
              130,000    8.500%, 12/01/09                                           No Opt. Call          N/R    166,878

              500,000  Cleveland, Ohio, Series A, 6.375%, 7/01/12                    7/02 at 102          AAA    551,565

            4,745,000  Cleveland, Ohio, 6.625%, 11/15/14                            11/04 at 102          AAA  5,434,638

              550,000  Columbiana County, Ohio, County Jail Facility,               12/04 at 102           AA    607,409
                         6.600%, 12/01/17
            1,500,000  Columbus, Ohio, Refunding, Series B, 6.500%, 1/01/10          1/02 at 102          Aaa  1,637,085

                       Columbus, Ohio, Sewer System Improvement:
              590,000    9.375%, 4/15/06                                            No Opt. Call          AAA    787,986
              500,000    9.375%, 4/15/07                                            No Opt. Call          AAA    680,705

            1,000,000  Cuyahoga County, Ohio, Jail Facilities, 5.250%, 10/01/13     No Opt. Call           AA  1,032,050

            1,345,000  Cuyahoga County, Ohio, 5.650%, 5/15/18                       No Opt. Call           AA  1,439,150

              200,000  Dayton, Ohio, 10.500%, 10/01/99                              No Opt. Call           A+    222,612

              750,000  Defiance, Ohio, 6.200%, 12/01/20                             12/04 at 102          AAA    823,088

                       Delaware, Ohio, City School District:
            1,000,000    0.000%, 12/01/10                                           No Opt. Call          AAA    523,350
            1,000,000    0.000%, 12/01/11                                           No Opt. Call          AAA    494,550

              250,000  East Holmes, Ohio, Local School District, Refunding,         12/98 at 102          AAA    263,868
                         School Improvement, 7.700%, 12/01/08

            1,110,000  Fairborn, Ohio, Limited Tax, Utility, 7.000%, 10/01/11       10/02 at 102          AAA  1,245,786

            4,040,000  Franklin County, Ohio, Refunding, 5.375%, 12/01/20           12/08 at 102          AAA  4,113,851

            1,575,000  Garaway, Ohio, Local School District, 7.200%, 12/01/14       12/00 at 102          AAA  1,731,256

            1,000,000  Garfield Heights, Ohio, Refunding Improvement,               11/06 at 102          AAA  1,037,710
                         5.600%, 11/01/16

                       Geauga County, Ohio, Bainbridge Water Project
              620,000    6.850%, 12/01/10                                           No Opt. Call           Aa    735,946
            1,000,000    5.625%, 12/01/15                                           12/05 at 102           Aa  1,039,160

            1,000,000  Grandview Heights, Ohio, City School District,               12/05 at 101           AA  1,061,120
                         Construction & Improvement Bonds, 6.100%, 12/01/19

            1,000,000  Highland, Ohio, Local School District, 5.875%, 12/01/19      12/07 at 102          AAA  1,065,250


14



             Principal                                                               Optional Call                   Market
                Amount     Description                                                  Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                           Tax Obligation/General - continued

             $1,000,000    Huron County, Ohio, Correctional Facility, Issue 1,         12/07 at 102        AAA    $1,065,060
                              5.850%, 12/01/16

              1,200,000    Indian Lake, Ohio, Local School District, Construction &    12/06 at 101        AAA     1,199,160
                              Improvement, 5.375%, 12/01/23

              1,000,000    Indian Valley, Ohio, Local School District,                 12/05 at 102        AAA     1,044,080
                               5.750%, 12/01/19

              1,200,000    Jefferson County, Ohio, Human Services Building             12/01 at 102        AAA     1,315,896
                               Construction, 6.625%, 12/01/14

              1,885,000    Kent, Ohio, Sewer System Improvement, Refunding,            12/02 at 102         Aa     2,067,374
                               6.500%, 12/01/10

              1,070,000    Kettering, Ohio, 6.650%, 12/01/12                           12/01 at 102         Aa     1,175,149

              1,000,000    Kettering, Ohio, City School District, School               12/05 at 101        AAA       990,380
                              Improvement, 5.250%, 12/01/22

                500,000    Kings Local School District, Ohio, 5.500%, 12/01/21         12/05 at 100        AAA       505,805

                500,000    Kirtland, Ohio, Local School District, 7.500%, 12/01/09     12/99 at 102        N/R       536,840

              1,000,000    Lakeview, Ohio, Local School District, 6.900%, 12/01/14     12/04 at 102        AAA     1,145,290

              1,440,000    Lakewood, Ohio, Series B, 5.750%, 12/01/15                  12/05 at 102         Aa     1,512,648

              1,000,000    Lakota, Ohio, Local School District, 6.125%, 12/01/17       12/05 at 100        AAA     1,074,860

                           Logan County, Ohio:
                155,000       7.750%, 12/01/02                                         No Opt. Call          A       178,811
                155,000       7.750%, 12/01/03                                         No Opt. Call          A       182,091
                155,000       7.750%, 12/01/04                                         No Opt. Call          A       185,332
                155,000       7.750%, 12/01/05                                         No Opt. Call          A       188,128
                155,000       7.750%, 12/01/06                                         No Opt. Call          A       190,574
              1,000,000       6.650%, 12/01/12                                         12/02 at 102          A     1,064,080

                590,000    Logan Hocking, Ohio, Local School District, Refunding,      No Opt. Call        AAA       308,777
                              Series A, 0.000%, 12/01/10

              1,000,000    Lucas County, Ohio, lmprovement, 5.400%, 12/01/15           12/05 at 102        AAA     1,020,770

              1,000,000    Mahoning County, Ohio, lmprovement, 7.200%, 12/01/09        12/99 at 102        AAA     1,073,990

                           Marysville, Ohio, Exempt Village School District,
                           Improvement:
                735,000       0.000%, 12/01/10                                         No Opt. Call        AAA       384,662
                865,000       0.000%, 12/01/16                                         No Opt. Call        AAA       323,008

              1,000,000     North Olmsted, Ohio, 6.250%, 12/15/12                      12/02 at 102        AAA     1,092,750


                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Ohio - continued

    Principal                                                             Optional Call                 Market
       Amount    Description                                               Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------
                 Tax Obligation/General - continued

                 North Royalton, Ohio, City School District:
   $2,200,000      6.000%, 12/01/14                                        12/09 at 102        AAA  $2,410,364
    2,400,000      6.100%, 12/01/19                                        12/09 at 102        AAA   2,650,848

      600,000    Oak Hills, Ohio, Local School District, Series A,         12/07 at 101        Aa3     617,298
                   5.700%, 12/01/25

    3,250,000    Oak Hills, Ohio, Local School District, 5.125%, 12/01/25  12/07 at 101        AAA   3,200,113

    1,000,000    Ohio State, Improvement, 6.000%, 8/01/10                  No Opt. Call        AA+   1,111,880

                 Ohio State, Infrastructure Improvement:
      750,000      6.200%, 8/01/13                                          8/05 at 102        AA+     822,540
    2,000,000      6.200%, 8/01/14                                          8/05 at 102        AA+   2,186,700

    7,640,000    Ohio State, 0.000%, 8/01/13                               No Opt. Call        AAA   3,422,032

      500,000    Olmsted Falls, Ohio, Local School District,               12/01 at 102        AAA     563,465
                   7.050%, 12/15/11

    1,750,000    Pickerington, Ohio, Local School District, Pickerington   12/01 at 102          A   1,880,760
                   Public Library Project, 6.750%, 12/01/16

                 Pickerington, Ohio, Local School District, Refunding:
      940,000      0.000%, 12/01/09                                        No Opt. Call        AAA     523,157
      650,000      0.000%, 12/01/10                                        No Opt. Call        AAA     340,178
      500,000      0.000%, 12/01/11                                        No Opt. Call        AAA     247,275
      500,000      0.000%, 12/01/13                                        No Opt. Call        AAA     220,165

      220,000    Puerto Rico Commonwealth, Refunding,                       7/98 at 102          A     230,087
                   8.000%, 7/01/07

    1,000,000    Revere, Ohio, Local School District, 6.000%, 12/01/16     12/03 at 102        AAA   1,068,040

    1,200,000    Ridgemont, Ohio, Local School District,                   12/02 at 102        N/R   1,320,216
                   7.250%, 12/01/14

    2,340,000    Stow, Ohio, Safety Center Construction, Refunding,        12/05 at 102         A1   2,494,440
                   6.200%, 12/01/20

    2,870,000    Strongsville, Ohio, 5.950%, 12/01/21                      12/06 at 102        Aa3   3,028,969

    1,100,000    Summit County, Ohio, 5.250%, 12/01/15                     12/06 at 102        AAA   1,109,152

    1,000,000    Sylvania, Ohio, City School District, 6.600%, 6/01/16      6/02 at 102        AAA   1,098,860

      540,000    Trumbull County, Ohio, 6.200%, 12/01/14                   12/04 at 102        AAA     589,918

                 Trumbull County, Ohio, Correctional Facilities:
    1,070,000      7.000%, 12/01/04                                        No Opt. Call        AAA   1,239,007
    1,300,000      0.000%, 12/01/10                                        No Opt. Call        AAA     680,355

    1,320,000    Twinsburg, Ohio, City School District, 6.700%, 12/01/11   12/01 at 102        AAA   1,451,089

                 16

    Principal                                                             Optional Call                  Market
       Amount    Description                                               Provisions*   Ratings**        Value
---------------------------------------------------------------------------------------------------------------
                 Tax Obligation/General - continued

                 Upper Arlington, Ohio, City School District:
   $1,830,000      0.000%, 12/01/11                                        No Opt. Call        AAA  $   905,027
    1,870,000      0.000%, 12/01/12                                        No Opt. Call        AAA      873,066
    1,000,000      5.125%, 12/01/19                                        12/06 at 101        AAA      987,650

    1,910,000    Vandalia, Ohio, Various Purpose Improvement,              12/06 at 101         Aa    2,006,474
                   5.850%, 12/01/21

      750,000    West Geauga, Ohio, Local School District,                 11/04 at 102        AAA      802,095
                   5.950%, 11/01/12

    1,000,000    Woodridge, Ohio, Local School District,                   12/04 at 102        AAA    1,069,570
                   6.000%, 12/01/19

    1,425,000    Wooster, Ohio, City School District, 6.500%, 12/01/17     12/02 at 102        AAA    1,589,645

      300,000    Youngstown, Ohio, 6.125%, 12/01/14                        12/04 at 102        AAA      323,529
---------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited - 6.1%

      500,000    Athens County, Ohio, Community Mental Health               6/01 at 102         AA      537,125
                   Revenue, West Center Project, Series 1,
                   6.900%, 6/01/10

    6,000,000    Cleveland, Ohio, Certificates of Participation, Cleveland 11/07 at 102        AAA    5,928,420
                   Stadium Project, 5.250%, 11/15/27

       90,000    East Cleveland, Ohio, Local Government Fund,              No Opt. Call        N/R       90,024
                   7.900%, 12/01/97

    1,500,000    Ohio State Building Authority, State Facilities, Juvenile  9/04 at 102        AAA    1,681,740
                   Correctional Projects, Series A, 6.600%, 10/01/14

    1,100,000    Ohio State Department Transportation, Certificates of      4/02 at 102        AAA    1,196,360
                   Participation, Panhandle Rail Line Project, Series A,
                   6.500%, 4/15/12

    1,000,000    Ottawa County, Ohio, Special Assessment, Portage,          9/01 at 102        AAA    1,104,950
                   Catawba Isle, 7.000%, 9/01/11

   27,850,000    Puerto Rico Commonwealth Highway & Transportation          7/16 at 100          A   28,271,092
                   Authority, Highway Revenue, Series Y,
                   5.500%, 7/01/36

    2,700,000    Puerto Rico Public Buildings Authority, Revenue           No Opt. Call          A    2,809,215

                 Guaranteed, Refunding, Series L, 5.500%, 7/01/21
---------------------------------------------------------------------------------------------------------------
                 Technology - 0.2%

    1,000,000    Franklin County, Ohio, Online Computer                     7/01 at 100        N/R    1,062,590
                   Library Center Inc., 7.200%, 7/15/06

17

                           Portfolio of Investments (Unaudited)
                           Nuveen Flagship Ohio - continued

             Principal                                                                     Optional Call                    Market
                Amount     Description                                                       Provisions*  Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
                           Transportation - 3.0%

            $9,840,000     Cleveland, Ohio, Airport System Revenue, Series A,                1/08 at 101        AAA     $ 9,472,673
                              5.125%, 1/01/27 (WI)

            11,000,000     Ohio State Turnpike Commission, Turnpike Revenue,                 2/06 at 102        AAA      11,153,560
                              Series A, 5.500%, 2/15/26
-----------------------------------------------------------------------------------------------------------------------------------
                           U.S. Guaranteed - 17.5%

             2,000,000     Athens, Ohio, Sewer System Revenue Mortgage,                     12/09 at 100       A***       2,220,240
                              7.300%, 12/01/14 (Pre-refunded to 12/01/09)

             3,000,000     Barberton, Ohio, Hospital Facilities Revenue, Barberton           1/02 at 102     N/R***       3,371,220
                              Citizens Hospital Company Project,
                              7.250%, 1/01/12 (Pre-refunded to 1/01/02)

             2,940,000     Bedford, Ohio, Hospital Improvement Revenue                       5/00 at 102     N/R***       3,275,836
                              Refunding, Community Hospital Bedford Inc.,
                              8.500%, 5/15/09 (Pre-refunded to 5/15/00)

             1,000,000     Canal Winchester, Ohio, Local School District,                   12/01 at 102        AAA       1,127,840
                              7.100%, 12/01/13 (Pre-refunded to 12/01/01)


             1,400,000     Canton, Ohio, Variable Purpose, 7.875%, 12/01/08                 12/98 at 103     N/R***       1,494,374
                              (Pre-refunded to 12/01/98)

             1,085,000     Clermont County, Ohio, Hospital Facilities Revenue                9/01 at 100        AAA       1,206,791
                              Refunding, Mercy Health System, Series A,
                              7.500%,  9/01/19 (Pre-refunded to 9/01/01)

             3,660,000     Clermont County, Ohio, Hospital Facilities Revenue                9/99 at 102        AAA       3,940,429
                              Refunding, Mercy Health System, Series A,
                              7.500%, 9/01/19 (Pre-refunded to 9/01/99)

                           Clermont County, Ohio, Sewer System Revenue:
             1,000,000        7.250%, 12/01/11 (Pre-refunded to 12/01/00)                   12/00 at 102        AAA       1,106,750
             2,000,000        7.375%, 12/01/20 (Pre-refunded to 12/01/00)                   12/00 at 102        AAA       2,220,520
             3,700,000        7.100%, 12/01/21 (Pre-refunded to 12/01/01)                   12/01 at 102        AAA       4,155,433

                           Cleveland, Ohio:
             1,010,000        7.500%, 8/01/08 (Pre-refunded to 2/01/03)                      2/03 at 100        AAA       1,154,662
             1,010,000        7.500%, 8/01/09 (Pre-refunded to 2/01/03)                      2/03 at 100        AAA       1,154,662

               790,000     Cleveland, Ohio, City School District, 8.250%,12/01/08           12/01 at 102        Aaa         920,184
                              Pre-refunded to 12/01/01)


                10,000     Cleveland, Ohio, Waterworks Revenue, 1st Mortgage,                1/02 at 102        AAA          10,995
                              Series F, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

             1,250,000     Cuyahoga County, Ohio, Hospital Revenue, Deaconess               10/00 at 103     N/R***       1,390,438
                              Hospital, Series B, 7.450%, 10/01/18
                              (Pre-refunded to 10/01/00)

18


 Principal                                                                Optional Call                      Market
    Amount    Description                                                   Provisions*  Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed--continued
$1,000,000    Cuyahoga County, Ohio, Hospital Revenue lmprovement           1/99 at 102        AAA       $1,051,580
                & Refunding, University Hospitals Health System,
                Series A, 6.875%, 1/15/19 (Pre-refunded to 1/15/99)

 4,000,000    Cuyahoga County, Ohio, Hospital Revenue, Fairview             8/99 at 102        Aaa        4,288,120
                General Hospital, 7.375%, 8/01/19
                (Pre-refunded to 8/01/99)

 5,270,000    Cuyahoga County, Ohio, lmprovement Revenue,                   6/99 at 102     N/R***        5,650,283
                Distribution System, Medical Center Company
                Project, 7.800%, 6/01/09 (Pre-refunded to 6/01/99)

 1,000,000    Delphos, Ohio, Sewer System Mortgage Revenue,                 9/00 at 102        AAA        1,098,750
                7.250%, 9/01/20 (Pre-refunded to 9/01/00)

 2,600,000    Erie County, Ohio, Franciscan Services Corporation,           1/99 at 102     N/R***        2,749,552
                Providence Hospital Inc., Series A, 7.625%, 1/01/19
                (Pre-refunded to 1/01/99)

 1,500,000    Findlay, Ohio, Sewer System, 7.200%, 8/01/11                  8/99 at 102     AA-***        1,603,830
                (Pre-refunded to 8/01/99)

              Franklin County, Ohio, Hospital Revenue Refunding &
              Improvement, Riverside United Hospital:
 1,000,000    7.600%, 5/15/20 (Pre-refunded to 5/15/00)                     5/00 at 102        AAA        1,098,930
 1,350,000    7.250%, 5/15/20 (Pre-refunded to 5/15/00)                     5/00 at 102        AAA        1,472,594

 1,000,000    Gahanna, Jefferson City School District, Ohio, Series A, A,  12/00 at 102     N/R***        1,101,150
                School Building Construction, 7.125%, 12/01/14
                (Pre-refunded to 12/01/00)

 6,750,000   Hamilton, Ohio, Electric System Mortgage Revenue,             10/98 at 102        AAA       7,121,925
                Series B, 8.000%, 10/15/22 (Pre-refunded to 10/15/98) )

 1,495,000   Hamilton County, Ohio, Mortgage Revenue, Judson            8/00 at 101 1/4     AA-***       1,648,626
                Care Center, Series A, 7.800%, 8/01/19
                (Pre-refunded to 8/01/00)

 2,325,000   Hancock County, Ohio, Hospital Revenue, Blanchard             11/98 at 103      A+***       2,473,312
                Valley Hospital, 7.625%, 11/15/14
                (Pre-refunded to 11/15/98)

 1,000,000   Hudson, Ohio, Local School District, Series A,                12/00 at 102      A1***       1,102,310
                7.100%, 12/15/13 (Pre-refunded to 12/15/00)

 1,000,000   Hudson, Ohio, Local School District, Series A, School         12/00 at 102      A1***       1,104,130
                Facilities Improvement, 7.100%, 12/15/14
                (Pre-refunded to 12/01/00)

 1,575,000   Lorain, Ohio, Sewer System Mortgage Revenue                    4/98 at 102     N/R***       1,631,826
                Refunding, 8.750%, 4/01/11 (Pre-refunded to 4/01/98)
             ----------

                          Portfolio of Investments (Unaudited)
                          Nuveen Flagship Ohio -- continued

             Principal                                                                   Optional Call                       Market
                Amount    Description                                                      Provisions*     Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                          U.S. Guaranteed -- continued

            $1,500,000    Lucas County, Ohio, Hospital Revenue, Flower Memorial           12/01 at 102           N/R     $1,735,140
                            Hospital, Series A, 8.125%, 12/01/11
                            (Pre-refunded to 12/01/01)

             1,150,000    Marion County, Ohio, Health Care Facility Revenue,              12/99 at 103           N/R      1,284,700
                            United Church Homes Inc., Refunding,
                            8.875%, 12/01/12 (Pre-refunded to 12/01/99)

             1,000,000    Marysville, Ohio, Exempt Village School District,               12/00 at 102           AAA      1,105,350
                            7.200%, 12/01/10 (Pre-refunded to 12/01/00)

             1,250,000    Marysville, Ohio, Water System Mortgage Revenue,                12/01 at 101           AAA      1,390,988
                            7.050%, 12/01/21 (Pre-refunded to 12/01/01)

             1,850,000    Massillon, Ohio, City School District, 7.200%, 12/01/11         12/00 at 102           AAA      2,044,898
                            (Pre-refunded to 12/01/00)

             1,000,000    Mentor, Ohio, Exempt Village School District,                   12/99 at 102           AAA      1,083,150
                            7.400%, 12/01/11 (Pre-refunded to 12/01/02)

             3,000,000    Middleburg Heights, Ohio, Hospital Revenue,                      8/01 at 102           AAA      3,353,820
                            Improvement, Southwest General Hospital,
                            7.200%, 8/15/19 (Pre-refunded to 8/15/01)

            12,160,000    Ohio Housing Finance Agency, Single Family Mortgage          1/11 at 67 1/32           AAA      4,216,298
                            Revenue, 0.000%, 1/15/15 (Pre-refunded to 1/15/11)

                20,000    Ohio State Building Authority, Frank J Lausch State         7/11 at 70 15/32           AAA         24,381
                            Office Building, Series A, Cleveland, Refunding,
                            10.125%, 10/01/06 (Pre-refunded to 4/01/03)

             3,250,000    Ohio State Building Authority, Correctional Facilities,          8/99 at 102           Aaa      3,484,975
                            Series A, 7.350%, 8/01/06 (Pre-refunded to 8/01/99)

             1,000,000    Ohio State Higher Educational Facility Commission                5/00 at 100           AAA      1,074,850
                            Revenue, Ohio Northern University Project,
                            7.300%, 5/15/10 (Pre-refunded to 5/15/00)

             1,900,000    Ohio State Public Facilities Commission, Higher                  5/99 at 102          AA--      2,020,137
                            Education Facilities, Series A,
                            7.250%, 5/01/04 (Pre-refunded to 11/01/99)

             4,630,000    Ohio State Water Development Authority Revenue,                 No Opt. Call           AAA      5,023,967
                            Pure Water, Series 1, 6.000%, 12/01/16

             1,000,000    Parma, Ohio, 7.600%, 12/01/11                                   12/00 at 102             A      1,117,170
                            (Pre-refunded to 12/01/01)

             1,600,000    Pickerington, Ohio, Local School District, Series B,            12/00 at 102           AAA      1,776,592
                            7.250%, 12/01/13 (Pre-refunded to 12/01/00)


             Principal                                                           Optional Call                     Market
                Amount    Description                                              Provisions*    Ratings**         Value
-------------------------------------------------------------------------------------------------------------------------

                          U.S. Guaranteed - continued

            $2,000,000    Puerto Rico Commonwealth, Public Improvement,            7/98 at 102          AAA    $2,086,140
                            Series A, 7.750%, 7/01/06 (Pre-refunded to 7/01/98)

               780,000    Puerto Rico Commonwealth, Refunding,                     7/98 at 102         A***       814,538
                            8.000%, 7/01/07 (Pre-refunded to 7/01/98)

                          Puerto Rico Commonwealth Aqueduct & Sewer Authority,
                          Series A:
             1,000,000       7.900%, 7/01/07 (Pre-refunded to 7/01/98)             7/98 at 102          AAA     1,043,940
             3,600,000       7.875%, 7/01/17 (Pre-refunded to 7/01/98)             7/98 at 102          AAA     3,757,680

               700,000    Puerto Rico Commonwealth Highway Authority,              7/00 at 102          AAA       777,070
                            Highway Revenue, Series Q, 7.750%, 7/01/10
                            (Pre-refunded to 7/01/00)

             1,500,000    Puerto Rico Electric Power Authority Power, Revenue      7/01 at 102          Aaa     1,669,500
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority, Series P, 7.000%, 7/01/21
                            (Pre-refunded to 7/01/01)

             3,165,000    Reynoldsburg, Ohio, City School District,               12/02 at 102          AAA     3,537,742
                            6.550%, 12/01/17 (Pre-refunded to 12/01/02)

               605,000    Scioto County, Ohio, 7.150%, 8/01/11                     8/01 at 101       N/R***       671,102
                            (Pre-refunded to 8/01/01)

               750,000    Southwest Local School District, Ohio, Hamilton County, 12/99 at 103          AAA       824,723
                            7.650%, 12/01/10 (Pre-refunded to 12/01/99)

             1,500,000    Stark County, Ohio, Sanitation Sewer System Revenue,    No Opt. Call          AAA     1,583,880
                            7.750%, 11/15/18

             1,000,000    University of Cincinnati, Ohio, General Receipts,       12/02 at 102        AA***     1,104,700
                            Series O, 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

             1,750,000    University of Toledo, Ohio, General Reception,           6/98 at 102          AAA     1,818,618
                            7.700%, 6/01/18 (Pre-refunded to 6/01/98)

                          Warren, Ohio:
             1,500,000      7.750%, 11/01/10 (Pre-refunded to 11/01/00)           11/00 at 102      BBB+***     1,677,150
             1,250,000      8.625%, 11/15/13 (Pre-refunded to 11/15/98)           11/98 at 102      BBB+***     1,329,913

             1,500,000    Westerville, Ohio, Minerva Park & Blendon Joint          9/01 at 102          AAA     1,674,735
                            Township Hospital District Revenue, Improvement,
                            St. Anns Hospital, Series A, 7.100%, 9/15/21
                            (Pre-refunded to 9/15/01)




                                  Portfolio of Investments (Unaudited)
                                      Nuveen Flagship Ohio - continued

            Principal                                                                   Optional Call                         Market
            Amount                Description                                             Provisions*      Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                                  Utilities - 12.6%

                                  Cleveland, Ohio, Public Power System Revenue, First
                                  Mortgage, Series A:
            $2,250,000               0.000%, 11/15/12                                          No Opt. Call      AAA     $ 1,052,843
            1,535,000                0.000%, 11/15/13                                          No Opt. Call      AAA         677,442

            10,685,000            Cleveland, Ohio, Public Power System Revenue                 11/01 at 102      AAA      11,852,657
                                     Improvement, 1st Mortgage, Series B, Refunding,
                                     7.000%, 11/15/17

            1,900,000             Cleveland, Ohio, Public Power System Revenue                 11/01 at 102      AAA       2,107,632
                                     Improvement, 1st Mortgage, Series A,
                                     7.000%, 11/15/17

            6,400,000             Cleveland, Ohio, Public Power System Revenue                11/06 at 102      AAA       6,188,352
                                     Refunding, First Mortgage, Series 1, 5.000%, 11/15/24

            1,000,000             Hamilton, Ohio, Gas System Revenue, Series A,                10/03 at 102      AAA         963,550
                                     5.000%, 10/15/18

            13,520,000            Ohio Municipal Electric Generation Agency, Joint              2/03 at 102      AAA      13,434,148
                                     Venture 5, Certificates of Beneficial Interest,
                                     5.375%, 2/15/24

            1,750,000             Ohio State Air Quality Development Authority,                12/02 at 102      AAA       1,919,540
                                     Series A, Columbus Southern Power Company
                                     Project, 6.375%, 12/01/20

            7,000,000             Ohio State Air Quality Development Authority,                 6/03 at 102     Baa2       7,294,490
                                     Series B, Columbus Southern Power Company
                                     Project, 6.250%, 12/01/20

            750,000               Ohio State Air Quality Development Authority, Revenue         7/99 at 102     Baa3         792,218
                                     Refunding, Pollution Control, Ohio Edison, Series B,
                                     7.625%, 7/01/23

            5,900,000             Ohio State Air Quality Development Authority, Revenue         8/99 at 102     Baa1       6,189,454
                                     Refunding, Ohio Power Company Project, Series B,
                                     7.400%, 8/01/09

            2,000,000             Ohio State Air Quality Development Authority, Revenue         3/00 at 102      AAA       2,164,480
                                     Refunding, Pollution Control, Ohio Edison, Series A,
                                     7.450%, 3/01/16

            15,000,000            Ohio State Air Quality Development Authority, Revenue
                                     Refunding, Dayton Power & Light Company Project,           9/05 at 102       A+      15,821,850
                                     6.100%, 9/01/30

            7,000,000             Ohio State Air Quality Development Authority,                 4/07 at 102      AAA       7,066,640
                                     JMG Funding Limited Partnership Project,
                                     5.625%, 1/01/23 (WI)



       Principal                                                               Optional Call                 Market
          Amount           Description                                           Provisions*   Ratings**      Value
--------------------------------------------------------------------------------------------------------------------

                          Utilities - continued

       $      500,000     Ohio State Water Development Authority, Revenue        8/02 at 102         AA-  $   537,825
                            Refunding, Collateralized, Water Development,
                            Dayton Power, Series A, 6.400%, 8/15/27

            7,050,000     Ohio State Water Development Authority, Pollution      7/99 at 102        Baa3    7,423,509
                            Control Facilities, Revenue Refunding, Ohio Edison,
                            Series A, 7.625%, 7/01/23

            1,545,000     Puerto Rico Electric Power Authority, Power Revenue,  No Opt. Call        BBB+      554,423
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority, Series O, 0.000%, 7/01/17
----------------------------------------------------------------------------------------------------------------------
                          Water and Sewer - 6.0%

                          Bellefontaine, Ohio, Sewer System Revenue, First
                          Mortgage, Refunding & Improvement:
            1,000,000       6.800%, 12/01/07                                    12/02 at 101        Baa1    1,083,450
            1,000,000       6.900%, 12/01/11                                    12/02 at 101        Baa1    1,087,830

            3,000,000     Butler County, Ohio, Sewer System Revenue,            12/06 at 101         AAA    2,971,710
                            5.250%, 12/01/21

           13,000,000     Cleveland, Ohio, Waterworks Revenue Refunding, First  No Opt. Call         AAA   13,645,840
                            Mortgage, Series G, 5.500%, 1/01/21

                          Cleveland, Ohio, Waterworks Revenue Refunding &
                          Improvement, 1st Mortgage, Series H:
            2,320,000       5.750%, 1/01/21                                      1/06 at 102         AAA    2,417,231
            5,850,000       5.750%, 1/01/26                                      1/06 at 102         AAA    6,095,173

              990,000     Cleveland, Ohio, Waterworks Revenue, 1st Mortgage,     1/02 at 102         AAA    1,078,526
                            Series F, 6.500%, 1/01/11

            1,600,000     Greene County, Ohio, Water System Revenue, Series A,  12/07 at 102         AAA    1,753,248
                            6.125%, 12/01/21

            2,200,000     Greenville, Ohio, Wastewater System Revenue, First    12/02 at 102         AAA    2,421,100
                            Mortgage, 6.350%, 12/01/17

            1,000,000     Hamilton, Ohio, Waterworks Revenue Mortgage,          10/01 at 102         AAA    1,086,340
                            Series A, 6.400%, 10/15/10

            1,175,000     Hubbard, Ohio, Sewer System Mortgage Revenue,          5/98 at 102         N/R    1,224,926
                            8.800%, 11/15/17

              795,000     Huber Heights, Ohio, Water System Revenue,            No Opt. Call         AAA      249,797
                            0.000%, 12/01/19

            1,000,000     Montgomery County, Ohio, Water Revenue, Greater       11/02 at 102         AAA    1,089,350
                            Moraine, Beavercreek, 6.250%, 11/15/17


                       Portfolio of Investments (Unaudited)
                       Nuveen Flagship Ohio -- continued

    Principal                                                             Optional Call                           Market
       Amount          Description                                          Provisions*     Ratings**              Value
------------------------------------------------------------------------------------------------------------------------
                       Water and Sewer -- continued
$   1,000,000          Mount Gilead, Ohio, Water System Revenue, First     12/02 at 102           N/R       $  1,081,470
                         Mortgage, 7.200%, 12/01/17

    1,000,000          Ohio State Water Development Authority,              6/05 at 102           AAA          1,058,910
                         Fresh Water Series, 5.900%, 12/01/21

      750,000          Toledo, Ohio, Sewer System Revenue Mortgage,        11/04 at 102           AAA            832,665
                         6.350%, 11/15/17

      500,000          Toledo, Ohio, Waterworks Revenue Refunding          11/04 at 102           AAA            557,415
                         Mortgage, 6.450%, 11/15/24

      750,000          Warren County, Ohio, Waterworks Revenue,            12/02 at 102           AAA            829,996
                         6.600%, 12/01/16
------------------------------------------------------------------------------------------------------------------------
$ 662,675,000          Total Investments -- (cost $628,162,086) -- 99.3%                                     677,257,890
=============-----------------------------------------------------------------------------------------------------------
                       Other Assets Less Liabilities -- 0.7%                                                   4,652,957
                       -------------------------------------------------------------------------------------------------
                       Net Assets -- 100%                                                                   $681,910,847
                       =================================================================================================

                  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                  N/R - Investment is not rated.

                  (WI)  Security purchased on a when-issued basis (see note 1).



                  24             See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                              Nuveen Flagship Ohio
--------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                         $677,257,890
Cash                                                                                     4,649,348
Receivables:
  Interest                                                                              12,794,606
  Investments sold                                                                       9,369,400
  Shares sold                                                                              815,348
Other assets                                                                                19,091
--------------------------------------------------------------------------------------------------
    Total assets                                                                       704,905,683
--------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                 19,302,412
  Shares redeemed                                                                          303,597
Accrued expenses:
  Management fees (note 6)                                                                 294,906
  12b-1 distribution and service fees (notes 1 and 6)                                      105,637
  Other                                                                                     33,073
Dividends payable                                                                        2,955,211
--------------------------------------------------------------------------------------------------
    Total liabilities                                                                   22,994,836
--------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                   $681,910,847
==================================================================================================
Class A Shares (note 1)
Net assets                                                                            $474,080,042
Shares outstanding                                                                      40,648,693
Net asset value and redemption price per share                                        $      11.66
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                  $      12.17
==================================================================================================
Class B Shares (note 1)
Net assets                                                                            $  3,904,238
Shares outstanding                                                                         334,834
Net asset value, offering and redemption price per share                              $      11.66
==================================================================================================
Class C Shares (note 1)
Net assets                                                                            $ 41,995,617
Shares outstanding                                                                       3,601,987
Net asset value, offering and redemption price per share                              $      11.66
==================================================================================================
Class R Shares (note 1)
Net assets                                                                            $161,930,950
Shares outstanding                                                                      13,885,299
Net asset value, offering and redemption price per share                              $      11.66
==================================================================================================

25                               See accompanying notes to financial statements.


Statement of Operations (Unaudited)
Six months ended November 30, 1997
                                                                                                           Nuveen Flagship
                                                                                                                      Ohio
--------------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                                                            $20,596,626
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                                         1,791,643
12b-1 service fees -- Class A (notes 1 and 6)                                                                      471,932
12b-1 distribution and service fees -- Class B (notes 1 and 6)                                                      13,785
12b-1 distribution and service fees -- Class C (notes 1 and 6)                                                     155,479
Shareholders' servicing agent fees and expenses                                                                    259,926
Custodian's fees and expenses                                                                                       58,941
Trustees' fees and expenses (note 6)                                                                                 6,325
Professional fees                                                                                                    9,033
Shareholders' reports -- printing and mailing expenses                                                              71,397
Federal and state registration fees                                                                                  1,096
Other expenses                                                                                                       6,956
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                   2,846,513
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           17,750,113
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                                                   3,052,153
Net change in unrealized appreciation or depreciation of investments                                            11,433,285
--------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                       14,485,438
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                     $32,235,551
==========================================================================================================================

26                               See accompanying notes to financial statements.

              Statement of Changes in Net Assets (Unaudited)


                                                                       Nuveen Flagship Ohio
                                                               ------------------------------------
                                                               Six months ended          Year ended
                                                                       11/30/97            5/31/97*
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                              $ 17,750,113        $ 29,268,587
Net realized gain from investment transactions
  (notes 1 and 4)                                                     3,052,153           4,460,158
Net change in unrealized appreciation or depreciation
  of investments                                                     11,433,285           4,107,165
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           32,235,551          37,835,910
---------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                           (12,333,650)        (24,358,638)
  Class B                                                               (64,097)            (10,649)
  Class C                                                              (978,879)         (1,876,872)
  Class R                                                            (4,385,135)         (2,962,615)
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (17,761,761)        (29,208,774)
---------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
  of Nuveen Ohio (note 1)                                                    --         183,170,717
Net proceeds from shares issued as a capital contribution                    --              50,000
Net proceeds from sale of shares                                     27,881,594          53,603,783
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                               12,215,344          14,753,008
---------------------------------------------------------------------------------------------------
                                                                     40,096,938         251,577,508
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (38,587,040)        (72,294,456)
---------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                        1,509,898         179,283,052
---------------------------------------------------------------------------------------------------
Net increase in net assets                                           15,983,688         187,910,188
Net assets at the beginning of period                               665,927,159         478,016,971
---------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $681,910,847        $665,927,159
---------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period    $     48,165        $     59,813
---------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).

-----                            See accompanying notes to financial statements.
27

Notes to Financial Statements (Unaudited)

1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Ohio Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Ohio Double Tax Exempt Fund ("Flagship Ohio") and Nuveen Ohio Tax-Free Value Fund ("Nuveen Ohio") reorganized into Nuveen Flagship Ohio Municipal Bond Fund ("Nuveen Flagship Ohio"). Prior to the reorganization, Flagship Ohio was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Ohio was a series of the Nuveen Tax-Free Bond Fund, Inc. Nuveen Ohio had a fiscal year end of February 28 prior to being reorganized into Nuveen Flagship Ohio which has retained the fiscal year end of Flagship Ohio.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had outstanding when-issued purchase commitments of $19,302,413.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Ohio state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                         Six months ended 11/30/97                   Year ended 5/31/97*
                                                        ----------------------------------------------------------------------
                                                        Shares              Amount                  Shares             Amount
------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
  of Nuveen Ohio:
  Class A                                                   --        $         --               1,658,349       $ 18,937,973
  Class B                                                   --                  --                      --                 --
  Class C                                                   --                  --                 257,097          2,935,519
  Class R                                                   --                  --              14,124,377        161,297,225
Shares issued as a capital
  contribution:
  Class A                                                   --                  --                   1,095             12,500
  Class B                                                   --                  --                   1,095             12,500
  Class C                                                   --                  --                   1,095             12,500
  Class R                                                   --                  --                   1,095             12,500
Shares sold:
  Class A                                            1,505,326          17,466,135               3,479,121         39,481,904
  Class B                                              222,339           2,576,010                 143,044          1,632,067
  Class C                                              354,077           4,109,895                 777,074          8,826,593
  Class R                                              322,199           3,729,554                 320,322          3,663,219
Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A                                              722,346           8,329,138               1,078,011         12,246,653
  Class B                                                2,628              30,435                     370              4,189
  Class C                                               71,281             820,632                  83,238            991,709
  Class R                                              262,522           3,035,139                 133,093          1,510,457
------------------------------------------------------------------------------------------------------------------------------
                                                     3,462,718          40,096,938              22,058,476        251,577,508
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,164,540)        (25,046,596)             (5,159,717)       (58,567,125)
  Class B                                              (34,642)           (403,219)                     --                 --
  Class C                                             (390,906)         (4,520,087)               (668,440)        (7,657,334)
  Class R                                             (744,688)         (8,617,138)               (533,621)        (6,069,997)
------------------------------------------------------------------------------------------------------------------------------
                                                    (3,334,776)        (38,587,040)             (6,361,778)       (72,294,456)
------------------------------------------------------------------------------------------------------------------------------
Net increase                                           127,942        $  1,509,898              15,696,698       $179,283,052
==============================================================================================================================

* Information represents eight months of Flagship Ohio and four months of Nuveen Flagship Ohio (see note 1).

3. Distributions to Shareholders
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

----------------------------------------------------------------------
Dividend per share:
  Class A                                                       $.0505
  Class B                                                        .0435
  Class C                                                        .0455
  Class R                                                        .0525
----------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or market discount, of $.0504 per share.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $74,373,967 and $63,498,064, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $8,300,000 and $18,300,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $87,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2002.

5. Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated $49,095,804 all of which related to appreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net asset value, excluding any 12b-1 fees applicable to Class A, B, C and R Shares.

The Adviser may also voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $407,300 of which approximately $362,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $144,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $50,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The distributor also collected and retained approximately $28,000 of CDSC on share redemptions during the six months ended November 30, 1997.

7.  Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


--------------------------------------------------------------------------------
Capital paid-in                                                     $629,802,573
Balance of undistributed net investment income                            48,165
Accumulated net realized gain from investment transactions             2,964,305
Net unrealized appreciation of investments                            49,095,804
--------------------------------------------------------------------------------
Net assets                                                          $681,910,847
================================================================================

Financial Highlights (Unaudited)

Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                        Operating performance          Less distributions
                                              ---------------------          ------------------


                                                                Net
Nuveen Flagship Ohio**               Net               realized and      Dividends                         Net       Total
                                   asset                 unrealized      from tax-                       asset      return
                                   value       Net      gain (loss)     exempt net    Distributions      value      on net
Year ending                    beginning   investment          from     investment     from capital     end of       asset
May 31,                        of period   income (b)   investments         income            gains     period    value(a)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
  1998 (d)                        $11.41         $.30         $ .25          $(.30)           $  --     $11.66        4.89%
  1997                             11.21          .61           .20           (.61)              --      11.41        7.38
  1996                             11.43          .62          (.21)          (.63)              --      11.21        3.59
  1995                             11.21          .64           .22           (.64)              --      11.43        7.99
  1994                             11.59          .64          (.38)          (.64)              --      11.21        2.24
  1993                             11.05          .66           .54           (.66)              --      11.59       11.20
  1992                             10.72          .68           .33           (.68)              --      11.05        9.77
  1991                             10.45          .68           .28           (.69)              --      10.72        9.57
  1990                             10.54          .69          (.09)          (.69)              --      10.45        5.86
  1989                             10.04          .69           .51           (.70)              --      10.54       12.36
  1988                              9.82          .71           .23           (.71)            (.01)     10.04       10.12

Class B (2/97)
  1998 (d)                         11.41          .26           .25           (.26)              --      11.66        4.51
  1997 (c)                         11.42          .17          (.01)          (.17)              --      11.41        1.45

Class C (8/93)
 1998 (d)                          11.41         .27           .25            (.27)              --      11.66        4.62
 1997                              11.21         .55           .20            (.55)              --      11.41        6.80
 1996                              11.43         .55          (.21)           (.56)              --      11.21        3.03
 1995                              11.20         .57           .23            (.57)              --      11.43        7.50
 1994 (c)                          11.69         .46          (.49)           (.46)              --      11.20        (.17)*

Class R (2/97)
 1998 (d)                          11.41         .31           .26            (.32)              --      11.66        5.00
 1997 (c)                          11.42         .21          (.01)           (.21)              --      11.41        1.77
---------------------------------------------------------------------------------------------------------------------------

               *   Annualized.

               ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Ohio.

               (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

               (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

               (c) From commencement of class operations as noted.

               (d) For the six months ending November 30, 1997.

                                          Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of net                     of net
                   Ratio of   investment     Ratio of    investment
                   expenses    income to     expenses     income to
                 to average      average   to average       average
                 net assets   net assets   net assets    net assets
    Net assets       before       before        after         after   Portfolio
 end of period   reimburse-   reimburse-   reimburse-    reimburse-    turnover
(in thousands)         ment         ment     ment (b)      ment (b)        rate
-------------------------------------------------------------------------------

     $ 474,080          .85%*       5.23%*        .85%*        5.23%*        10%
       463,253          .96         5.32          .89          5.39          17
       443,077         1.02         5.31          .92          5.41          31
       445,566         1.03         5.70          .95          5.78          31
       445,272         1.02         5.39          .93          5.48           9
       410,467         1.02         5.75          .96          5.81          15
       325,273          .99         6.20          .95          6.24          18
       268,213         1.02         6.53         1.02          6.53          14
       231,311         1.01         6.51          .96          6.56          42
       195,135         1.03         6.69          .93          6.79          37
       157,511         1.01         7.03          .88          7.16          85

         3,904         1.60*        4.46*        1.60*         4.46*         10
         1,649         1.60*        4.63*        1.60*         4.63*         17

        41,996         1.40*        4.68*        1.40*         4.68*         10
        40,713         1.51         4.77         1.44          4.84          17
        34,939         1.56         4.75         1.47          4.84          31
        28,461         1.58         5.13         1.50          5.21          31
        25,674         1.60*        4.65*        1.46*         4.79*          9

       161,931          .65*        5.43*         .65*         5.43*         10
       160,312          .65*        5.65*         .65*         5.65*         17
-------------------------------------------------------------------------------

Additional Investment Opportunities

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for NuveenOs systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fundOs dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information




Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Serving Investors
for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Nuveen
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com                                                      VSA-OH-11.97

Nuveen
Municipal
Bond Funds


November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.



Michigan

Contents



 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

19  Statement of Net Assets

20  Statement of Operations

21  Statement of Changes in Net Assets

22  Notes to Financial Statements

28  Financial Highlights

30  Additional Investment Opportunities

31  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Michigan Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.31%. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.58% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.06% with income and capital gains reinvested, outpacing the average return of 6.34% for its peer group, the Lipper Michigan municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998



"The events of 1997 have
focused renewed attention
on the need for diversification
and appropriate asset allocation."

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]
Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

How has the fund performed during this period?
As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.06%, which compares favorably with the one-year average return of 6.34% for the peer group of Michigan municipal bond funds tracked by Lipper Analytical Services--a 72 basis point difference. Once again, this fund was a top performer in its category, ranking eighth among the 50 municipal bond funds in the grouping.

"One focus will be
maintaining good call
protection, which helps
sustain the fund's dividend,
regardless of the direction
that interest rates take."




Given the current municipal market, where were you able to find value?
One of the ways that we achieved such outstanding performance and created value for shareholders was by finding individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year. These bonds are becoming more difficult to find as other market participants struggle to maintain good structure in their portfolios. We also executed "swaps" earlier in the year, which allowed the fund to maintain its tax-free distribution yield even as interest rates declined.

What are your key strategies for the coming year?
To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

What is your outlook for the municipal market?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.




"Looking at the year ahead,
we believe the overall
market will continue to
strike a good balance
between supply and
demand."

Nuveen Flagship Michigan
Municipal Bond Fund
Performance Overview
As of November 30, 1997


Fund Highlights
======================================================================================================
Share Class                                          A               B               C               R
Inception Date                                    6/85            2/97            6/93            2/97
Net Asset Value (NAV)                           $11.99          $12.00          $11.97        $  11.99
CUSIP                                        67065R853       67065R846       67065R838       67065R820
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                       $334,015
Average Weighted Maturity (Years)                                                                18.31
Average Weighted Duration (Years)                                                                 7.26
-------------------------------------------------------------------------------------------------------

Annualized Total Return/1/
=======================================================================================================
Share Class                       A(NAV)       A(Offer)               B               C               R
1-Year                             7.06%          2.55%           6.38%           6.49%           7.24%
5-Year                             6.85%          5.94%           6.25%           6.18%           6.89%
10-Year                            8.37%          7.91%           7.90%           7.74%           8.39%
-------------------------------------------------------------------------------------------------------

Tax-Free Yields
=======================================================================================================
Share Class                       A(NAV)       A(Offer)               B               C               R
Dist Rate                          5.10%          4.89%           4.35%           4.56%           5.30%
SEC 30-Day Yld                     4.31%          4.13%           3.56%           3.76%           4.51%
Taxable Equiv Yld/2/               6.58%          6.31%           5.44%           5.74%           6.89%
-------------------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales change (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The fund paid a capital gains distribution to shareholders in January of $0.0129 per share.

Credit Quality

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded 50%
AA               22%
A                16%
BBB/NR           12%


--------------------------------------------------------------------------------
Diversification
                           [PIE CHART APPEARS HERE]

Health Care                       23%
Housing (Single-Family)            5%
Utilities                          4%
Housing (Multi-Family)             3%
Tax Obligation (Limited)          18%
Tax Obligation (G.O.)             16%
Other                              9%
Water & Sewer                      6%
U.S. Guaranteed                   16%

--------------------------------------------------------------------------------
Dividend History (A Shares)/3/

[BAR CHART APPEARS HERE]

December 1996   $0.050
January 1997     0.051
February         0.050
March            0.050
April            0.050
May              0.050
June             0.050
July             0.050
August           0.050
September        0.050
October          0.050
November         0.050

Portfolio of Investments (Unaudited)
Nuveen Flagship Michigan


  Principal                                                                    Optional Call                                 Market
     Amount     Description                                                      Provisions*            Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods -- 0.3%

$ 1,055,000     Michigan State Strategic Fund, Limited Obligation               12/03 at 102                   A1        $1,107,592
                  Revenue, WMX Technologies Inc. Project,
                  6.000%, 12/01/13
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical -- 2.5%

  2,500,000     Michigan State Strategic Fund, Limited Obligation               No Opt. Call                   A1         2,939,900
                  Revenue Refunding, Ford Motor Company Project,
                  Series A, 7.100%, 2/01/06

  5,000,000     Michigan State Strategic Fund, Pollution Control                 9/05 at 102                   A-         5,307,600
                  Revenue Refunding, General Motors Corporation,
                  6.200%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 1.8%

  1,000,000     Grand Valley, Michigan State University, General                10/98 at 102                    A         1,053,600
                  Revenue, 7.875%, 10/01/08

    750,000     Michigan Higher Education Student Loan Authority,                6/06 at 102                  AAA           775,395
                  Series A, 5.750%, 6/01/13

  1,000,000     Michigan State University, Formerly                              2/06 at 101                  AAA           960,490
                  Michigan State University Agricultural & Applied
                  Science, Series A, 5.000%, 2/15/26

  1,000,000     Oakland County, Michigan, Economic Development                  11/04 at 102                  Aa2         1,131,770
                  Corporation, Limited Obligation Revenue
                  Refunding, Cranbrook Educational Community,
                  Series C, 6.900%, 11/01/14

  1,000,000     Oakland County, Michigan, Economic Development                  11/07 at 102                  Aa2           969,300
                  Corporation, Limited Obligation Revenue,
                  Cranbrook Educational Community Project, Series B,
                  5.000%, 11/01/17

  1,000,000     Western Michigan University, General Revenues,                  11/02 at 102                  AAA         1,103,210
                  6.250%, 11/15/12
------------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 2.3%

  7,500,000     Dickinson County, Michigan, Economic Development                10/03 at 102                 Baa1         7,719,825
                  Corporation, Pollution Control Revenue Refunding,
                  Champion International Corporation Project,
                  5.850%, 10/01/18

8


  Principal                                                                    Optional Call                                 Market
     Amount     Description                                                      Provisions*            Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 22.8%
$ 1,000,000     Dearborn, Michigan, Economic Development                        11/05 at 102                  AAA        $1,046,280
                  Corporation, Hospital Revenue, Oakwood Obligation
                  Group, Series A, 5.750%, 11/15/15

                Farmington Hills, Michigan, Hospital Finance Authority,
                Hospital Revenue, Botsford General Hospital,
                Series A:
    500,000       6.500%, 2/15/11                                                2/02 at 102                  AAA           541,620
    500,000       6.500%, 2/15/22                                                2/02 at 102                  AAA           541,220

    500,000     Grand Traverse County, Michigan, Hospital Finance                7/02 at 102                  AAA           532,240
                  Authority, Hospital Revenue Refunding, Munson
                  Healthcare, Series A, 6.250%, 7/01/22

  1,940,000     Kalamazoo, Michigan, Hospital Finance Authority,                 5/03 at 102                   A1         2,084,161
                  Hospital Facility Revenue Refunding & Improvement,
                  Bronson Methodist, Series A, 6.375%, 5/15/17

  6,000,000     Kalamazoo, Michigan, Hospital Finance Authority,                 5/06 at 102                  AAA         6,293,880
                  Hospital Facility Revenue Refunding & Improvement,
                  Bronson Methodist, 5.875%, 5/15/26

  1,290,000     Kent Hospital Finance Authority, Michigan Hospital              11/01 at 102                  AAA         1,397,173
                  Facility Revenue Refunding, Pine Rest Christian
                  Hospital, 6.500%, 11/01/10

  3,530,000     Lake View Community Hospital Authority, Michigan                 2/07 at 101                  N/R         3,382,693
                  Hospital Revenue Refunding, 6.250%, 2/15/13

     40,000     Michigan State Hospital Finance Authority, Revenue               8/98 at 102                    A            41,839
                  Refunding, Detroit Medical Center, Series B,
                  8.125%, 8/15/08

  3,000,000     Michigan State Hospital Finance Authority, Revenue               1/00 at 100                 BBB+         3,065,790
                  Refunding, Memorial Hospital Owosso, Michigan,
                  Series A, 7.375%, 1/01/03

    500,000     Michigan State Hospital Finance Authority, Revenue              12/02 at 102                   A+           564,765
                  Refunding, Mid-Michigan Obligation Group,
                  6.900%, 12/01/24

  6,500,000     Michigan State Hospital Finance Authority, Revenue               8/03 at 102                    A         7,016,750
                  Refunding, Detroit Medical Center Obligation,
                  Series A, 6.500%, 8/15/18

  1,000,000     Michigan State Hospital Finance Authority, Revenue               7/99 at 102                  AAA         1,057,680
                  Refunding, Oakland General Hospital,
                  7.000%, 7/01/15

9

                                        Portfolio of Investments (Unaudited)
                                        Nuveen Flagship Michigan -- continued
          Principal                                                           Optional Call                  Market
             Amount       Description                                           Provisions*  Ratings**        Value
-------------------------------------------------------------------------------------------------------------------
                          Health Care -- continued

         $1,000,000       Michigan State Hospital Finance Authority, Revenue   11/01 at 102        AAA   $1,083,670
                            Refunding, Sparrow Obligated Group,
                            6.500%, 11/15/11

          2,920,000       Michigan State Hospital Finance Authority, Revenue    8/04 at 102          A    2,919,737
                            Refunding, Detroit Medical Center, Series B,
                            5.500%, 8/15/23

          1,000,000       Michigan State Hospital Finance Authority, Revenue    1/05 at 102        AA-    1,073,780
                            Refunding, Otsego Memorial Hospital Gaylord,
                            6.125%, 1/01/15

          2,000,000       Michigan State Hospital Finance Authority, Revenue    7/05 at 102        AAA    2,041,740
                            Refunding, Port Huron Hospital Obligation,
                            5.500%, 7/01/15

          1,000,000       Michigan State Hospital Finance Authority, Revenue   No Opt. Call        BBB    1,053,280
                            Refunding, Gratiot Community Hospital,
                            6.100%, 10/01/07

          8,500,000       Michigan State Hospital Finance Authority, Revenue    5/06 at 102         AA    8,333,145
                            Refunding, Henry Ford Health, Series A,
                            5.250%, 11/15/20

          1,000,000       Michigan State Hospital Finance Authority,           10/06 at 102        BBB    1,038,190
                            Central Michigan Community Hospital,
                            6.250%, 10/01/27

          5,250,000       Michigan State Hospital Finance Authority,            8/06 at 101        AAA    5,215,350
                            Mercy Health Services, Series Q, 5.375%, 8/15/26

          2,000,000       Michigan State Hospital Finance Authority, Revenue    8/07 at 101        AA-    2,006,680
                            Refunding, Mercy Health Services, Series S,
                            5.500%, 8/15/20

                          Pontiac, Michigan, Hospital Finance Authority,
                          Hospital Revenue Refunding, Nome Obligation Group:
          3,000,000         6.000%, 8/01/18                                     8/03 at 102       BBB-    3,010,860
          5,165,000         6.000%, 8/01/23                                     8/03 at 102       BBB-    5,167,634

          8,345,000       Royal Oak, Michigan, Hospital Finance Authority,      1/06 at 102         AA    8,173,677
                            Hospital Revenue Refunding, William Beaumont
                            Hospital, 5.250%, 1/01/20

          2,000,000       Saginaw, Michigan, Hospital Finance Authority,       10/99 at 102       BBB+    2,136,760
                            Hospital Revenue Refunding, Saginaw General
                            Hospital, 7.625%, 10/01/08

            500,000       Saginaw Michigan Hospital Finance Authority,          7/01 at 102        AAA      543,160
                            Hospital Revenue Refunding, Series C, St. Luke's
                            Hospital, 6.750%, 7/01/17



           Principal                                                            Optional Call                   Market
              Amount      Description                                             Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------
                          Health Care -- continued

          $1,000,000      University of Michigan, University Revenues,           12/00 at 100          AA   $1,040,220
                            Hospital, 6.375%, 12/01/24

           3,500,000      University of Michigan, University Revenues, Medical   12/01 at 102         Aa2    3,779,160
                            Service Plan, 6.500%, 12/01/21
----------------------------------------------------------------------------------------------------------------------
                          Housing/Multifamily -- 3.4%

             435,000      Grand Rapids, Michigan, Housing Corporation,            1/04 at 104         AAA      485,556
                            Multifamily Revenue Refunding, Elderly Project,
                            7.375%, 7/15/41

             750,000      Grand Rapids Michigan, Housing Finance Authority,       9/04 at 100         AAA      825,532
                            Multifamily Revenue Refunding, Series A,
                            7.625%, 9/01/23

           1,190,000      Michigan State Housing Development Authority,          10/05 at 102         Aaa    1,271,432
                            MultiFamily Revenue Refunding, Limited Obligation,
                            Series A, 6.500%, 10/01/15

           6,000,000      Michigan State Housing Development Authority,          No Opt. Call         AA-    1,539,420
                            Series I, 0.000%, 4/01/14

                          Michigan State Housing Development Authority,
                          Rental Housing Revenue, Series B:
           1,000,000        6.150%, 10/01/15                                      6/05 at 102         AAA    1,050,650
             370,000        7.100%, 4/01/21                                       1/02 at 102         AA-      394,520
           5,000,000        7.550%, 4/01/23                                       4/01 at 102         AA-    5,363,350

             460,000      Michigan State Housing Development Authority,          10/02 at 102         AA-      485,493
                            Rental Housing Revenue, Series A, 6.650%, 4/01/23
----------------------------------------------------------------------------------------------------------------------
                          Housing/Single Family -- 4.9%

                          Michigan State Housing Development Authority,
                          Single Family Mortgage Revenue, Series A:
           2,000,000        6.450%, 12/01/14                                      6/04 at 102         AA+    2,116,580
           1,280,000        7.500%, 6/01/15                                       6/00 at 102         AA+    1,342,131
             730,000        7.700%, 12/01/16                                      6/99 at 102         AA+      747,600
           1,500,000        6.800%, 12/01/16                                      6/05 at 102         AA+    1,606,185
           1,250,000        6.050%, 12/01/27                                      6/07 at 102         AAA    1,297,237

                          Michigan State Housing Development Authority,
                          Single Family Mortgage Revenue, Series C:
           3,250,000        7.550%, 12/01/15                                     12/00 at 102         AA+    3,429,237
           3,930,000        6.500%, 6/01/16                                      12/04 at 102         AA+    4,109,680

           1,500,000      Michigan State Housing Development Authority,          12/06 at 102         AA+    1,553,925
                            Single Family Mortgage Revenue, Series D,
                            5.950%, 12/01/16


                   Portfolio of Investments (Unaudited)
                   Nuveen Flagship Michigan -- continued

        Principal                                                         Optional Call                  Market
           Amount  Description                                              Provisions*   Ratings**       Value
---------------------------------------------------------------------------------------------------------------
     $  2,500,000  Kalamazoo, Michigan, Economic Development                5/07 at 102         BBB  $2,610,225
                     Corporation, Revenue Refunding, Limited Obligation,
                     Friendship Village, Series A, 6.250%, 5/15/27

                   Michigan State Hospital Finance Authority,
                   Presbyterian VLGS Michigan Obligation Group:

          600,000    6.375%, 1/01/15                                        1/07 at 102         N/R     626,892
        1,200,000    6.500%, 1/01/25                                        7/05 at 102         N/R   1,256,868
          500,000    6.375%, 1/01/25                                        1/07 at 102         N/R     516,220

          250,000  Warren, Michigan, Economic Development                   3/02 at 101         Aaa     265,707
                     Corporation, Nursing Home, Autumn Woods,
                     6.900%, 12/20/22
---------------------------------------------------------------------------------------------------------------
                   Tax Obligation/General -- 15.6%

          400,000  Bay County, Michigan, West Side Regional Sewer           5/98 at 102           A     411,008
                     Disposal System, 6.400%, 5/01/02

        5,000,000  Brighton, Michigan, Area School District, Refunding,    No Opt. Call         AAA   1,517,000
                     Series II, 0.000%, 5/01/20

        3,600,000  Detroit, Michigan, City School District, Series A,       5/06 at 102         AAA   3,737,412
                     5.700%, 5/01/25

          825,000  Dexter, Michigan, Community Schools, Refunding,          5/03 at 102          AA     798,088
                     5.000%, 5/01/17

          500,000  East Lansing, Michigan, Building Authority,             10/99 at 102          AA     534,065
                   Refunding, 7.000%, 10/01/16

        2,430,000  Garden City, Michigan, School District, Refunding,       5/04 at 101         AAA   2,666,512
                     6.400%, 5/01/11

          750,000  Hudsonville, Michigan, Building Authority, Refunding,   10/02 at 102         AAA     837,352
                     6.600%, 10/01/17

        1,000,000  Lake Orion, Michigan, Community School District,         5/05 at 101         AAA   1,010,020
                     Refunding, 5.500%, 5/01/20

          510,000  Livingston County, Michigan, Genoa, Oceola               5/99 at 102           A     531,945
                     Sanitation Sewer No 1, 6.000%, 5/01/08

        2,700,000  Livonia, Michigan, Public Schools School District,      No Opt. Call         AAA   1,631,664
                     Series II, 0.000%, 5/01/08

        2,410,000  Mona Shores, Michigan, School District, School           5/05 at 102         AAA   2,484,156
                     Building & Site, 5.500%, 5/01/14

                   Okemos, Michigan, Public School District, Refunding:
        1,000,000    0.000%, 5/01/17                                       No Opt. Call         AAA     359,950
        1,020,000    0.000%, 5/01/18                                       No Opt. Call         AAA     344,882




              Principal                                                               Optional Call                  Market
                 Amount        Description                                              Provisions*  Ratings**        Value
---------------------------------------------------------------------------------------------------------------------------
                               Tax Obligation/General -- continued
            $ 1,500,000        Portage Lake, Michigan, Water & Sewer Authority,        10/05 at 102        AAA  $ 1,637,880
                                 Refunding, 6.200%, 10/01/20

                               Puerto Rico Commonwealth:
              3,125,000          6.450%, 7/01/17                                        7/04 at 102          A    3,462,500
              2,370,000          6.500%, 7/01/23                                    7/04 at 101 1/2          A    2,618,400

              1,650,000        Saint Clair County, Michigan, Building Authority,        4/06 at 101        AAA    1,674,073
                                 5.375%, 4/01/15

                750,000        South Lyon, Michigan, Community Schools,                 5/01 at 102         AA      804,330
                                 Refunding, 6.250%, 5/01/14

              2,925,000        Spring Lake, Michigan, Public Schools,                   5/07 at 100        AAA    3,028,340
                                 5.700%, 5/01/23

                               Waterford, Michigan, School District:
              2,500,000          6.250%, 6/01/13                                        6/04 at 101        AAA    2,772,875
              2,470,000          6.375%, 6/01/14                                        6/04 at 101        AAA    2,756,890

              5,000,000        Wayland, Michigan, Unit School District,                 5/05 at 101        AAA    5,587,850
                                 6.250%, 5/01/14

              1,250,000        Wayne County, Michigan, Building Authority, Capital      6/06 at 102        AAA    1,253,000
                                 Improvement, Series A, 5.250%, 6/01/16

              3,270,000        West Ottawa, Michigan, Public School District,          No Opt. Call        AAA    1,177,036
                                 Refunding, 0.000%, 5/01/17

              2,000,000        Western Townships, Michigan, Utilities Authority,        1/99 at 102       BBB+    2,118,820
                                 Sewer Disposal System, 8.200%, 1/01/18

              1,000,000        Western Townships, Michigan, Utilities Authority,        1/02 at 100        AAA    1,070,850
                                 Sewer Disposal System, Crossover Refunding,
                                 6.500%, 1/01/10

              5,175,000        Williamston, Michigan, Community School District,       No Opt. Call        AAA    5,415,844
                                 Building & Site, 5.500%, 5/01/25
---------------------------------------------------------------------------------------------------------------------------
                               Tax Obligation/Limited -- 18.0%

              1,000,000        Battle Creek, Michigan, Downtown Development             5/04 at 102       BBB+    1,184,740
                                 Authority, Tax Increment Revenue, 7.600%, 5/01/16

              1,800,000        Battle Creek, Michigan, Tax Increment Finance            5/04 at 102         A-    2,114,874
                                 Authority, 7.400%, 5/01/16

              2,000,000        Detroit, Michigan, Building Authority,                   2/07 at 101          A    2,112,860
                                 District Court Madison Center, Series A,
                                 6.150%, 2/01/11

13

Portfolio of Investments (Unaudited)
Nuveen Flagship Michigan -- continued


              Principal                                                               Optional Call                   Market
                 Amount         Description                                             Provisions*  Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------
                                Tax Obligation/Limited -- continued
           $ 10,700,000         Detroit, Michigan, Downtown Development                 7/06 at 102         A-  $ 11,354,733
                                  Authority, Tax Increment Revenue, Development
                                  Area No 1 Projects, Series C, 6.250%, 7/01/25

              9,460,000         Detroit/Wayne County, Michigan, Stadium Authority,      2/07 at 102        AAA     9,361,711
                                  5.250%, 2/01/27

                                Grand Rapids, Michigan, Downtown Development
                                Authority, Tax Increment Revenue:
              3,985,000           0.000%, 6/01/17                                      No Opt. Call        AAA     1,428,104
              3,495,000           0.000%, 6/01/18                                      No Opt. Call        AAA     1,176,522
              1,650,000           6.875%, 6/01/24                                       6/04 at 102        AAA     1,869,632

              2,000,000         Lansing, Michigan, Building Authority, Refunding,       6/05 at 101        AA+     2,060,920
                                  5.600%, 6/01/19

                250,000         Michigan Municipal Bond Authority, Local               11/99 at 102        AAA       268,178
                                  Government Loan Program, Series C,
                                  7.250%, 5/01/20

                                Michigan Municipal Bond Authority, Revenue
                                Refunding, Local Government Loan Program, Series A:
              5,500,000           0.000%, 12/01/07                                     No Opt. Call        AAA     3,424,630
                250,000           4.750%, 12/01/09                                     12/01 at 100        AAA       247,073

              2,800,000         Michigan Municipal Bond Authority, Local               No Opt. Call        AAA     1,682,128
                                  Government Loan, Series C, 0.000%, 6/15/08

                                Michigan State Building Authority, Revenue
                                Refunding, Series I:
              1,000,000           6.750%, 10/01/11                                     10/01 at 102        AA-     1,093,860
              5,000,000           6.250%, 10/01/20                                     10/01 at 102        AA-     5,323,650

              7,585,000         Michigan State Building Authority, Series II,          10/01 at 102        AA-     8,075,977
                                  6.250%, 10/01/20

              2,260,000         Puerto Rico Commonwealth, Highway &                 7/02 at 101 1/2          A     2,477,841
                                   Transportation Authority, Highway Revenue
                                   Refunding, Series V, 6.625%, 7/01/12

              2,300,000         Puerto Rico Commonwealth, Highway &                     7/16 at 100          A     2,334,776
                                  Transportation Authority, Highway Revenue,
                                  Series Y, 5.500%, 7/01/36

              1,200,000         Puerto Rico Commonwealth, Highway &                    No Opt. Call        AAA     1,268,880
                                  Transportation Authority, Highway Revenue,
                                  Series W, 5.500%, 7/01/15

              1,085,000         Romulus, Michigan,Tax Increment Finance Authority,     11/06 at 100        N/R     1,142,071
                                  Limited Obligation Revenue, 6.750%, 11/01/19

            Principal                                                                  Optional Call                      Market
               Amount    Description                                                     Provisions*    Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/Limited - continued

             $180,000        Saginaw, Midland Michigan, Municipal Water Supply           9/04 at 102            A     $  203,935
                               Corporation, Water Supply Revenue,
                               6.875%, 9/01/16
--------------------------------------------------------------------------------------------------------------------------------
                             Transportation - 0.1%

              250,000        Capital Region Airport Authority, Michigan Revenue,         7/02 at 102          AAA        272,293
                               6.700%, 7/01/21
--------------------------------------------------------------------------------------------------------------------------------
                             U.S. Guaranteed - 16.0%

            1,000,000        Bay City, Michigan, Electric Utility Revenue,               1/01 at 102          AAA      1,086,900
                               6.600%, 1/01/12 (Pre-refunded to 1/01/01)

            1,895,000        Buena Vista, Michigan, School District, 7.200%,             5/01 at 102       N/R***      2,108,358
                               5/01/16 (Pre-refunded to 5/01/01)

            1,000,000        Central Michigan University, 7.000%,                       10/00 at 102        A+***      1,093,230
                               10/01/10 (Pre-refunded to 10/01/00)

              750,000        Detroit, Michigan, 8.000%, 4/01/11                          4/01 at 102          AAA        851,363
                               (Pre-refunded to 4/01/01)

              300,000        Detroit, Michigan, City School District, Series Xxiii,      5/00 at 102       N/R***        329,904
                               7.750%, 5/01/10 (Pre-refunded to 5/01/00)

            1,650,000        Detroit, Michigan, City School District, 7.150%,            5/01 at 102        AA***      1,829,240
                               5/01/11 (Pre-refunded to 5/01/01)

            1,000,000        Detroit, Michigan, Sewer Disposal Revenue, 7.125%,      7/99 at 101 1/2          AAA      1,061,680
                               7/01/19 (Pre-refunded to 7/01/99)

            2,000,000        Detroit, Michigan, Water Supply System Revenue,             7/00 at 102          AAA      2,190,080
                               7.250%, 7/01/20 (Pre-refunded to 7/01/00)

            3,000,000        Grand Rapids, Michigan, Water Supply System                 1/00 at 102          AAA      3,244,740
                               Revenue, 7.250%, 1/01/20 (Pre-refunded to 1/01/00)

            2,500,000        Haslett, Michigan, Public School District, 7.500%,          5/00 at 101        AA***      2,715,350
                               5/01/20 (Pre-refunded to 5/01/00)

            2,000,000        Huron Valley, Michigan, School District, 7.100%,            5/01 at 102       N/R***      2,210,740
                               5/01/08 (Pre-refunded to 5/01/01)

              600,000        Ingham County, Michigan, Building Authority,                5/98 at 103       AA-***        626,700
                               Refunding, 7.400%, 5/01/08
                               (Pre-refunded to 5/01/98)

            4,000,000        Lake Orion, Michigan, Community School District,            5/05 at 101          AAA      4,657,960
                               Refunding, 7.000%, 5/01/15
                               (Pre-refunded to 5/01/05)

                                 Portfolio of Investments (Unaudited)

            Principal                                                                  Optional Call                       Market
               Amount    Description                                                     Provisions*     Ratings**          Value
---------------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed - continued

                         Marquette, Michigan, City Hospital Finance Authority,
                         Revenue Refunding, Marquette General Hospital,
                         Series C:
           $  930,000      7.500%, 4/01/07 (Pre-refunded to 4/01/99)                     4/99 at 102         A+***     $  989,232
            2,240,000      7.500%, 4/01/19 (Pre-refunded to 4/01/99)                     4/99 at 102         A+***      2,382,666

              825,000    Menominee, Michigan, Area Public School District,               5/00 at 102         AA***        904,266
                           7.400%, 5/01/20 (Pre-refunded to 5/01/00)

            3,000,000    Michigan Higher Education Facilities Authority,                 5/01 at 103          A***      3,367,710
                           Limited Obligation, Aquinas College Project,
                           7.350%, 5/01/11 (Pre-refunded to 5/01/01)

              555,000    Michigan Municipal Bond Authority, State                       10/02 at 102        AA+***        618,609
                           Revolving Fund, Series A, 6.600%, 10/01/18
                           (Pre-refunded 10/01/02)

                         Michigan Municipal Bond Authority, State Revolving Fund:
              950,000      7.000%, 10/01/04                                             No Opt. Call        AA+***      1,091,769
            1,000,000      6.500%, 10/01/14 (Pre-refunded to 10/01/04)                  10/04 at 102        AA+***      1,132,910
            1,000,000      6.500%, 10/01/17 (Pre-refunded to 10/01/04)                  10/04 at 102        AA+***      1,132,910

              460,000    Michigan State Hospital Finance Authority,                      8/98 at 102          A***        482,485
                           Revenue Refunding, Detroit Medical Center, Series B,
                           8.125%, 8/15/08 (Pre-refunded to 8/15/98)

            1,000,000    Michigan State Hospital Finance Authority,                      7/00 at 102           AAA      1,087,920
                           Henry Ford Health System, Series A,
                           7.000%, 7/01/10 (Pre-refunded to 7/01/00)

            6,000,000    Michigan State Hospital Finance Authority,                      7/00 at 102           AAA      6,542,160
                           Oakwood Hospital Obligated Group,
                           7.100%, 7/01/18 (Pre-refunded to 7/01/00)

              800,000    Michigan State Hospital Finance Authority,                      2/01 at 102           AAA        884,744
                           Sisters of Mercy Health Corporation, Series J,
                           7.200%, 2/15/18 (Pre-refunded to 2/15/01)

            1,000,000    Michigan State Hospital Finance Authority,                     11/01 at 102         Aa***      1,114,020
                           Daughters Charity, Providence, 7.000%, 11/01/21
                           (Pre-refunded to 11/01/01)

            2,460,000    Oakland County, Michigan, Economic Development                  1/00 at 102        N/R***      2,766,639
                           Corporation, Limited Obligation Revenue, Pontiac
                           Osteopathic Hospital Project, 9.625%, 1/01/20
                           (Pre-refunded to 1/01/00)

            1,800,000    Puerto Rico Commonwealth Highway Authority,                     7/00 at 102           AAA      1,998,180
                           Highway Revenue, Series Q, 7.750%, 7/01/16
                          (Pre-refunded to 7/01/00)


         Principal                                                                   Optional Call                         Market
            Amount    Description                                                      Provisions*    Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------------
                      U.S. Guaranteed - continued

        $1,040,000    Rockford, Michigan, Public Schools, Refunding,                   5/00 at 101          N/R       $ 1,125,363
                        7.375%, 5/01/19 (Pre-refunded to 5/01/00)

         7,000,000    Vicksburg, Michigan, Community Schools,                      5/06 at 37 8/32          AAA         1,758,890
                        0.000%, 5/01/20 (Pre-refunded to 5/01/06)
---------------------------------------------------------------------------------------------------------------------------------
                      Utilities - 3.9%

         1,540,000    Michigan Public Power Agency, Revenue Refunding,                 1/03 at 102          AA-         1,515,514
                        Belle River Project, Series A, 5.250%, 1/01/18

         3,000,000    Michigan State South Central Power Agency, Power                11/04 at 102         BBB+         3,399,480
                        Supply System Revenue Refunding,
                        7.000%, 11/01/11

         3,500,000    Michigan State Strategic Fund Limited Obligation,                6/04 at 102          AAA         3,882,830
                        Revenue Refunding, Detroit Education Company,
                        Series B, 6.450%, 6/15/24

         1,000,000    Monroe County, Michigan, Economic Development                   No Opt. Call          AAA         1,243,630
                        Corporation, Limited Obligation Revenue Refunding,
                        Collateralized, Detroit Edison Company, Series Aa,
                        6.950%, 9/01/22

         1,000,000    Monroe County, Michigan, Pollution Control Revenue,             No Opt. Call          AAA         1,097,930
                        Detroit Edison Company Project, Series A,
                        6.350%, 12/01/04

           300,000    Puerto Rico Electric Power Authority, Power Revenue,             7/05 at 100         BBB+           295,200
                        Formerly Puerto Rico Commonwealth Water
                        Resource Authority, Refunding, Series Z,
                        5.250%, 7/01/21

         4,000,000    Puerto Rico Electric Power Authority, Power Revenue,            No Opt. Call          AAA         1,502,720
                        Formerly Puerto Rico Commonwealth Water
                        Resource Authority, Capital Appreciation,
                        Refunding, Series N, 0.000%, 7/01/17
---------------------------------------------------------------------------------------------------------------------------------
                      Water and Sewer - 5.6%

         1,500,000    Detroit, Michigan, Sewer Disposal Revenue, Series A,             7/05 at 101          AAA         1,505,535
                        Water Supply System, 5.250%, 7/01/15

        10,500,000    Detroit, Michigan, Sewer Disposal Revenue                        7/05 at 101          AAA        10,332,000
                        Refunding, Series B, 5.250%, 7/01/21

         1,570,000    Detroit, Michigan, Water Supply System Revenue,                 No Opt. Call          AAA         1,659,443
                        Second Lien, Series A, 5.550%, 7/01/12

         2,230,000    Detroit, Michigan, Water Supply System Revenue                  No Opt. Call          AAA         2,357,043
                        Refunding, Series B, 5.550%, 7/01/12

                               Portfolio of Investments (Unaudited)

       Principal                                                            Optional Call                             Market
          Amount      Description                                             Provisions*         Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------
                      Water and Sewer - continued

    $  1,000,000      Grand Rapids, Michigan, Sanitation Sewer System         1/00 at 102               AA-    $   1,075,050
                        Revenue Improvement & Refunding,
                        7.000%, 1/01/16

       1,000,000      Michigan Municipal Bond Authority, State               10/07 at 101               AA+          978,200
                        Revolving Fund, 5.125%, 10/01/20

                      Muskegon, Michigan, Water Revenue,
         450,000        4.500%, 5/01/12                                       5/01 at 101              BBB+          411,026
         450,000        4.500%, 5/01/13                                       5/01 at 101              BBB+          407,075
----------------------------------------------------------------------------------------------------------------------------
    $341,655,000      Total Investments - (cost $301,682,883) - 98.8%                                            329,917,780
================------------------------------------------------------------------------------------------------------------
                      Other Assets Less Liabilities - 1.2%                                                         4,097,449
                ------------------------------------------------------------------------------------------------------------
                      Net Assets - 100%                                                                         $334,015,229
                ============================================================================================================

              * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

              *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

              N/R- Investment is not rated.


                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                         Nuveen Flagship
                                                                                Michigan
----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)               $329,917,780
Cash                                                                             567,675
Receivables:
  Interest                                                                     5,222,885
  Investments sold                                                                40,443
  Shares sold                                                                     84,728
Other assets                                                                      82,235
----------------------------------------------------------------------------------------
    Total assets                                                             335,915,746
----------------------------------------------------------------------------------------
Liabilities
Payables for shares redeemed                                                     226,855
Accrued expenses:
  Management fees (note 6)                                                       147,615
  12b-1 distribution and service fees (notes 1 and 6)                             70,987
Other                                                                             48,890
Dividends payable                                                              1,406,170
----------------------------------------------------------------------------------------
   Total liabilities                                                           1,900,517
----------------------------------------------------------------------------------------
Net assets (note 7)                                                         $334,015,229
----------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                  $261,585,944
Shares outstanding                                                            21,816,283
Net asset value and redemption price per share                              $      11.99
Offering price per share (net asset value per share plus maximum sales
 charge of 4.20% of offering price)                                         $      12.52
----------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                  $  1,469,210
Shares outstanding                                                               122,421
Net asset value, offering and redemption price per share                    $      12.00
----------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                  $ 44,254,910
Shares outstanding                                                             3,696,008
Net asset value, offering and redemption price per share                    $      11.97
----------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                  $ 26,705,165
Shares outstanding                                                             2,227,254
Net asset value, offering and redemption price per share                    $      11.99
----------------------------------------------------------------------------------------


-----                           See accompanying notes to financial statements.
19

Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                   Nuveen Flagship
                                                                          Michigan
----------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $ 9,984,050
----------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                   899,463
12b-1 service fees--Class A (notes 1 and 6)                                263,042
12b-1 distribution and service fees--Class B (notes 1 and 6)                 4,287
12b-1 distribution and service fees--Class C (notes 1 and 6)               161,809
Shareholders' servicing agent fees and expenses                             89,794
Custodian's fees and expenses                                               38,540
Trustees' fees and expenses (note 6)                                         3,422
Professional fees                                                            7,208
Shareholders' reports--printing and mailing expenses                        28,385
Federal and state registration fees                                          2,707
Other expenses                                                               1,905
----------------------------------------------------------------------------------
Total expenses                                                           1,500,562
----------------------------------------------------------------------------------
Net investment income                                                    8,483,488
----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)             713,605
Net change in unrealized appreciation or depreciation of investments     8,082,736
----------------------------------------------------------------------------------
Net gain from investments                                                8,796,341
----------------------------------------------------------------------------------
Net increase in net assets from operations                             $17,279,829
----------------------------------------------------------------------------------

                                See accompanying notes to financial statements.
20

              Statement of Changes in Net Assets (Unaudited)


                                                                                Nuveen Flagship Michigan
                                                                        Six months ended               Year ended
                                                                                11/30/97                  5/31/97*
---------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                          $  8,483,488          $ 16,075,312
Net realized gain from investment transactions
  (notes 1 and 4)                                                                   713,605               762,060
Net change in unrealized appreciation or depreciation
  of investments                                                                  8,082,736             7,545,758
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       17,279,829            24,383,130
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                        (6,760,399)          (13,549,214)
  Class B                                                                           (19,258)               (2,097)
  Class C                                                                          (990,780)           (2,012,105)
  Class R                                                                          (711,175)             (479,101)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                                --              (280,388)
  Class B                                                                                --                    --
  Class C                                                                                --               (46,664)
  Class R                                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (8,481,612)          (16,369,569)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
  of Nuveen Michigan (note 1)                                                            --            32,952,082
Net proceeds from shares issued as a capital contribution                                --                50,000
Net proceeds from sale of shares                                                 11,600,600            29,696,576
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                            5,646,578             7,300,800
---------------------------------------------------------------------------------------------------------------------
                                                                                 17,247,178            69,999,458
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                         (19,325,517)          (40,504,903)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                                   (2,078,339)           29,494,555
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                        6,719,878            37,508,116
Net assets at the beginning of period                                           327,295,351           289,787,235
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                $334,015,229          $327,295,351
=====================================================================================================================
Balance of undistributed net investment income
  at end of period                                                             $     34,671          $     32,795
=====================================================================================================================

* Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).





21                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Michigan Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Michigan Triple Tax Exempt Fund ("Flagship Michigan") and Nuveen Michigan Tax-Free Value Fund ("Nuveen Michigan") reorganized into Nuveen Flagship Michigan Municipal Bond Fund. Prior to the reorganization, Flagship Michigan was each a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Michigan was a series of the Nuveen Multistate Tax Free Trust. Nuveen Michigan had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Michigan which has retained the fiscal year end of Flagship Michigan.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Michigan state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                      Six months ended 11/30/97                Year ended 5/31/97*
                                                      --------------------------------------------------------------
                                                      Shares             Amount               Shares         Amount
--------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
   of Nuveen Michigan:
   Class A                                               ---                ---              473,278     $ 5,517,761
   Class B                                               ---                ---                  ---             ---
   Class C                                               ---                ---               29,683         345,582
   Class R                                               ---                ---            2,323,498      27,088,739

Shares issued as a
   capital contribution:
   Class A                                               ---                ---                1,072          12,500
   Class B                                               ---                ---                1,072          12,500
   Class C                                               ---                ---                1,074          12,500
   Class R                                               ---                ---                1,072          12,500

Shares sold:
   Class A                                           575,268          6,846,403            2,027,123      23,392,705
   Class B                                            89,408          1,064,375               31,393         364,727
   Class C                                           239,699          2,843,867              474,635       5,492,503
   Class R                                            71,243            845,955               38,458         446,641

Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                           368,160          4,346,721              520,958       6,027,568
   Class B                                               852             10,146                   38             446
   Class C                                            68,104            802,833               89,370       1,032,725
   Class R                                            41,040            486,878               20,714         240,061
--------------------------------------------------------------------------------------------------------------------
                                                   1,453,774         17,247,178            6,033,438      69,999,458
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                        (1,313,755)       (15,603,971)          (2,692,127)    (31,154,360)
   Class B                                              (342)            (4,092)                 ---             ---
   Class C                                          (183,793)        (2,176,739)            (667,098)     (7,733,727)
   Class R                                          (129,841)        (1,540,715)            (138,930)     (1,616,816)
--------------------------------------------------------------------------------------------------------------------
                                                  (1,627,731)       (19,325,517)          (3,498,155)    (40,504,903)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (173,957)      $ (2,078,339)           2,535,283     $29,494,555
====================================================================================================================

 * Information represents eight months of Flagship Michigan and four months of Nuveen Flagship Michigan (see note 1).

3. Distributions to Shareholders
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

-------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $.0510
   Class B                                                                .0435
   Class C                                                                .0455
   Class R                                                                .0530
-------------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or market discount, of $.0281 per share.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $15,908,791 and $16,982,396, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $5,500,000 and $5,500,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $57,342 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated
$28,234,897, all of which related to appreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $192,300 of which approximately $167,100 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $84,600 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $32,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,200 of CDSC on share redemptions during the six months ended November 30, 1997.

7. Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $305,370,364
Balance of undistributed net investment income                            34,671
Accumulated net realized gain
   from investment transactions                                          375,297
Net unrealized appreciation of investments                            28,234,897
--------------------------------------------------------------------------------
Net assets                                                          $334,015,229
================================================================================

              Financial Highlights (Unaudited)

              Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                 Operating performance             Less distributions
                                       ---------------------             ------------------

NUVEEN FLAGSHIP MICHIGAN**                                     Net
                                    Net               realized and    Dividends                           Net         Total
                                  asset                 unrealized    from tax-                         asset        return
                                  value         Net    gain (loss)   exempt net    Distributions        value        on net
Year ending                   beginning   investment          from   investment     from capital       end of         asset
May 31,                       of period   income (b)   investments       income            gains       period     value (a)
---------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
  1998 (d)                       $11.68         $.31         $ .31        $(.31)       $     ---       $11.99          5.32%
  1997                            11.37          .62           .31         (.61)            (.01)       11.68          8.42
  1996                            11.59          .63          (.22)        (.63)             ---        11.37          3.61
  1995                            11.31          .65           .28         (.65)             ---        11.59          8.57
  1994                            11.77          .66          (.43)        (.66)            (.03)***    11.31          1.87
  1993                            11.12          .68           .65         (.68)             ---        11.77         12.27
  1992                            10.80          .69           .32         (.69)             ---        11.12          9.74
  1991                            10.61          .69           .20         (.70)             ---        10.80          8.73
  1990                            10.67          .70          (.06)        (.70)             ---        10.61          6.21
  1989                            10.10          .71           .57         (.71)             ---        10.67         13.12
  1988                             9.95          .72           .15         (.72)             ---        10.10          8.95

Class B (2/97)
  1998 (d)                        11.70          .26           .30         (.26)             ---        12.00          4.83
  1997 (c)                        11.66          .17           .04         (.17)             ---        11.70          1.86

Class C (6/93)
  1998 (d)                        11.66          .27           .31         (.27)             ---        11.97          5.04
  1997                            11.35          .55           .32         (.55)            (.01)       11.66          7.84
  1996                            11.58          .56          (.22)        (.57)             ---        11.35          2.96
  1995                            11.30          .58           .28         (.58)             ---        11.58          7.98
  1994 (c)                        11.86          .54          (.52)        (.55)            (.03)***    11.30           .19*

Class R (2/97)
  1998 (d)                        11.68          .32           .31         (.32)             ---        11.99          5.42
  1997 (c)                        11.66          .21           .02         (.21)             ---        11.68          2.01
---------------------------------------------------------------------------------------------------------------------------

                  *  Annualized.

                 ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Michigan.

                *** The amount shown includes a distribution in excess of capital gains of $.02 per share.

                (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

                (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

                (c)  From commencement of class operations as noted.

                (d)  For the six months ending November 30, 1997.

                               Ratios/Supplemental data
---------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of net                     of net
                   Ratio of   investment      Ratio of   investment
                   expenses    income to      expenses    income to
                 to average      average    to average      average
                 net assets   net assets    net assets   net assets
    Net assets       before       before         after        after     Portfolio
 end of period   reimburse-   reimburse-    reimburse-   reimburse-      turnover
(in thousands)         ment         ment      ment (b)     ment (b)          rate
---------------------------------------------------------------------------------
      $261,586          .84%*       5.14%*         .84%*       5.14%*           5%
       259,055          .97         5.21           .85         5.33            34
       248,422         1.01         5.23           .82         5.42            54
       250,380         1.03         5.59           .80         5.82            37
       242,993         1.02         5.29           .75         5.56            28
       227,333         1.02         5.64           .81         5.85            10
       176,584         1.01         6.14           .81         6.34            11
       134,243         1.03         6.43           .90         6.56            23
       102,519         1.05         6.44           .95         6.54            47
        84,608         1.06         6.70           .96         6.80            54
        73,481         1.07         6.98           .94         7.11            78

         1,469         1.60*        4.39*         1.60*        4.39*            5
           380         1.59*        4.52*         1.59*        4.52*           34

        44,255         1.39*        4.59*         1.39*        4.59*            5
        41,649         1.52         4.65          1.40         4.77            34
        41,365         1.56         4.67          1.37         4.86            54
        37,122         1.58         5.02          1.35         5.25            37
        30,042         1.61*        4.53*         1.25*        4.89*           28

        26,705          .64*        5.34*          .64*        5.34*            5
        26,211          .65*        5.57*          .65*        5.57*           34
---------------------------------------------------------------------------------

29

Additional Investment Opportunities

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin

                            Fund Information


                            Board of Trustees
                            Robert P. Bremner
                            Lawrence H. Brown
                            Anthony T. Dean
                            Anne E. Impellizzeri
                            Peter R. Sawers
                            William J. Schneider
                            Timothy R. Schwertfeger
                            Judith M. Stockdale

                            Fund Manager
                            Nuveen Advisory Corp.
                            333 West Wacker Drive
                            Chicago, IL 60606

                            Transfer Agent and
                            Shareholder Services
                            Boston Financial Data Service
                            Nuveen Investor Services
                            P.O. Box 8509
                            Boston, MA 02266-8509

                            (800) 225-8530

                            Legal Counsel
                            Fried, Frank, Harris,
                            Shriver & Jacobson
                            Washington, D.C.

                            Independent Public
                            Accountants
                            Arthur Andersen LLP
                            Chicago, Illinois

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




Nuveen
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

                                                       VSA-MI-11.97

NUVEEN
Municipal
Bond Funds


November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.


Kentucky

Kentucky
Limited

Contents




 1  Dear Shareholder

 3  Answering Your Questions

 6  Kentucky Performance Overview

 8  Kentucky Limited
    Performance Overview

10  Portfolio of Investments

25  Statement of Net Assets

26  Statement of Operations

27  Statement of Changes in Net Assets

29  Notes to Financial Statements

36  Financial Highlights

40  Additional Investment Opportunities

41  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Wealth takes a lifetime

to build. Once achieved,

it should be preserved.

Timothy R. Schwertfeger
Chairman of the Board


It's a pleasure to share with you the outstanding performance record of the Nuveen Flagship Kentucky and Kentucky Limited Term Municipal Bond Funds for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the portfolios of municipal bonds. As of November 30, 1997, Class A shareholders in the Kentucky fund were receiving a current yield on net asset value of 4.49%. Class A shareholders in the shorter-term Kentucky Limited fund were receiving a current yield on net asset value of 4.00%. To match these yields, investors in the 35% combined federal and state income tax bracket would have had to earn at least 6.91% and 6.15%, respectively, on taxable alternatives.

During this same period, the Kentucky fund provided Class A shareholders with a competitive total return on net asset value of 7.14% with income and capital gains reinvested, outpacing the average return of 6.73% for its peer group, the Kentucky municipal bond fund category. The Kentucky Limited fund generated a total return on net asset value of 5.76%, far outpacing its peer group average of 4.01% for state short-intermediate term municipal bond funds. You will find additional details on the performance of the funds on pages 6-9.

The Year in Review

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the

"The events of 1997 have

focused renewed attention

on the need for diversi-

fication and appropriate

asset allocation."


markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's

portfolio management team, talks about the

municipal bond market and offers insights into

factors that affected the performance of the

funds over the past year.


What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How have the funds performed during this period?

As Tim mentioned in his letter to shareholders, the funds performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the Kentucky fund was 7.14%, which compares favorably with the one-year average return of 6.73% for the peer group of Kentucky municipal bond funds tracked by Lipper Analytical Services. The Kentucky Limited fund also performed well compared with its peers, generating a total return on net asset value of 5.76%, compared with the average return of 4.01% for the Lipper "other states" short-intermediate term municipal bond fund category.

"Shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities."

Given the current municipal market, where were you able to find value?

One of the ways that we achieved such outstanding performance and created value for shareholders was by purchasing bonds priced at a discount to their par value. During the declining interest rate environment we experienced over the past year, these discount bonds appreciated in value and continued to pay the higher coupon rates that were available when rates were higher. So, shareholders were rewarded with income rates that were higher than those available in the current market, along with increased value in the underlying securities. This level of price appreciation allowed us to maintain strong dividends as interest rates fell during the year.

In addition, we used our strong network of institutional investors to purchase bonds at competitive prices in the secondary market. The limited supply of new issuance in the state can sometimes be problematic, so we found value in the secondary market during this lean issuance period. However, we did uncover good value in some new issuance within the transportation and health care sectors.

What are your key strategies for the coming year?

To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the funds. As long as credit spreads remain tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

In addition to credit quality, we will also strive to improve the call protection of the funds. Call protection refers to the amount of time before an issuer can pay off a bond early. By purchasing non-callable bonds and/or bonds with longer call protection, we ensure that the funds' income streams will be more stable and that they will be less susceptible to changes in interest rates.

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.


"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

Nuveen Flagship Kentucky

Municipal Bond Fund

Performance Overview

As of November 30, 1997



Fund Highlights
--------------------------------------------------------------------------------------------------------------------------
Share Class                                                  A                  B                   C                   R
Inception Date                                            5/87               2/97               10/93                2/97
 ..........................................................................................................................
Net Asset Value (NAV)                                   $11.34             $11.35              $11.34              $11.32
 ..........................................................................................................................
CUSIP                                                67065R507          67065R606           67065R705           67065R804
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                                          $472,985
 ..........................................................................................................................
Average Weighted Maturity (Years)                                                                                   20.38
 ..........................................................................................................................
Average Weighted Duration (Years)                                                                                    6.96
 ..........................................................................................................................

Annualized Total Return/1/
--------------------------------------------------------------------------------------------------------------------------
Share Class                          A(NAV)            A(Offer)                  B                   C                   R
1-Year                                7.14%               2.64%              6.47%               6.66%               7.14%
 ..........................................................................................................................
5-Year                                7.09%               6.17%              6.49%               6.51%               7.09%
 ..........................................................................................................................
10-Year                               8.81%               8.34%              8.34%               8.22%               8.81%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Tax-Free Yields
--------------------------------------------------------------------------------------------------------------------------
Share Class                          A(NAV)            A(Offer)                 B                   C                    R
Dist Rate                             5.24%               5.02%              4.49%               4.71%               5.46%
 ..........................................................................................................................
SEC 30-Day Yld                        4.49%               4.30%              3.74%               3.94%               4.69%
 ..........................................................................................................................
Taxable Equiv Yld/2/                  6.91%               6.62%              5.75%               6.06%               7.22%
--------------------------------------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The fund paid a capital gains distribution to shareholders in December of $0.0059 per share.

Credit Quality

[PIE CHART APPEARS HERE]

A                                       25%
BBB/NR                                  17%
AA                                       7%
AAA/Pre-refunded                        51%

Diversification

[PIE CHART APPEARS HERE]

Health Care                             23%
Transportation                           6%
U.S. Guaranteed                          9%
Water & Sewer                            7%
Forest/Paper Products                    6%
Utilities                               11%
Housing (Single-Family)                  5%
Other                                    5%
Energy                                   4%
Tax Obligation (Limited)                24%

Dividend History (A Shares)/3/

[BAR GRAPH APPEARS HERE]

0.05031                                 December 1996
0.05045                                 January 1997
0.0495                                  February
0.0495                                  March
0.0495                                  April
0.0495                                  May
0.0495                                  June
0.0495                                  July
0.0495                                  August
0.0495                                  September
0.0495                                  October
0.0495                                  November
68726 KY Ltd.

Nuveen Flagship Kentucky Limited Term

Municipal Bond Fund

Performance Overview

As of November 30, 1997


Fund Highlights
---------------------------------------------------------------------------------------------------------
Share Class                                                       A                 C                  R
Inception Date                                                 9/95              9/95               2/97
 .........................................................................................................
Net Asset Value (NAV)                                        $10.09            $10.08            $ 10.07
 .........................................................................................................
CUSIP                                                     67065R887         67065R879          67065R861
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                          $12,227
 .........................................................................................................
Average Weighted Maturity (Years)                                                                   6.03
 .........................................................................................................
Average Weighted Duration (Years)                                                                   4.37
 .........................................................................................................

Annualized Total Return/1/
---------------------------------------------------------------------------------------------------------
Share Class                                  A(NAV)         A(Offer)                 C                 R
1-Year                                        5.76%            3.07%             5.32%             5.73%
 .........................................................................................................
Since Inception                               6.28%            5.07%             5.90%             6.27%
---------------------------------------------------------------------------------------------------------

Tax-Free Yields
---------------------------------------------------------------------------------------------------------
Share Class                                  A(NAV)         A(Offer)                 C                 R
Dist Rate                                     4.34%            4.23%             3.99%             4.59%
 .........................................................................................................
SEC 30-Day Yld                                4.00%            3.90%             3.66%             4.21%
 .........................................................................................................
Taxable Equiv Yld/2/                          6.15%            6.00%             5.63%             6.48%
---------------------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

                                 A....... 24%
                                 AA...... 18%
                                 BBB/NR.. 15%
                                 AAA..... 43%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

                        Education/Civic Org.......  9%
                        Tax Obligation (Limited).. 25%
                        Water & Sewer.............  9%
                        Other.....................  7%
                        Health Care............... 22%
                        Energy....................  3%
                        Utilities.................  3%
                        Transportation............  8%
                        Consumer Staples..........  5%
                        Housing (Multi-Family)....  9%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR GRAPH APPEARS HERE]

                             1996
                               December... 0.03718
                             1997
                               January.... 0.03728
                               February... 0.0366
                               March...... 0.0366
                               April...... 0.0366
                               May........ 0.0366
                               June....... 0.0365
                               July....... 0.0365
                               August..... 0.0365
                               September.. 0.0365
                               October.... 0.0365
                               November... 0.0365

-----
9


                      Portfolio of Investments (Unaudited)
                      Nuveen Flagship Kentucky

       Principal                                                                  Optional Call                          Market
          Amount      Description                                                   Provisions*      Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                      Basic Materials -- 0.2%

      $1,000,000      Jefferson County, Kentucky, Pollution Control Revenue,        7/03 at 103            AA-      $ 1,087,490
                        E. I. Du Pont, Series A, 6.300%, 7/01/12
-------------------------------------------------------------------------------------------------------------------------------
                      Education and Civic Organizations -- 2.4%

                      Lexington, Fayette and Urban County, Kentucky,
                      Governmental Project, University of Kentucky Alumni
                      Association Inc. Project:
       3,195,000        6.750%, 11/01/17                                           11/04 at 102            AAA        3,624,504
       4,320,000        6.750%, 11/01/24                                           11/04 at 102            AAA        4,900,738

       2,000,000      Northern Kentucky University Certificates of                  1/01 at 102            AAA        2,186,980
                        Participation, Student Housing Facilities,
                        7.250%, 1/01/12

         700,000      Northern Kentucky University, Formerly                        5/01 at 102            AAA          769,783
                        Northern Kentucky State College to 1976,
                        Educational Buildings, Series F, 7.000%, 5/01/10
-------------------------------------------------------------------------------------------------------------------------------
                      Energy -- 4.3%

       5,000,000      Ashland, Kentucky, Pollution Control Revenue,                 8/02 at 102           Baa1        5,406,650
                        Ashland Oil Inc. Project, 6.650%, 8/01/09

       9,000,000      Ashland, Kentucky, Sewer and Solid Waste Revenue,             2/05 at 102           Baa1       10,109,790
                        Ashland Inc. Project, 7.125%, 2/1/22

       4,360,000      Ashland, Kentucky, Solid Waste Revenue,                      10/01 at 102           Baa1        4,769,666
                        Ashland Oil Inc. Project, 7.200%, 10/1/20
-------------------------------------------------------------------------------------------------------------------------------
                      Forest and Paper Products -- 6.1%

       2,370,000      Hancock County, Kentucky, Solid Waste Disposal                5/06 at 102             A-        2,599,084
                        Revenue, Willamette Inc. Project,
                        6.600%, 5/01/26

       9,750,000      Henderson County, Kentucky, Solid Waste Disposal              3/05 at 102           Baa2       10,792,373
                        Revenue, Macmillan Bloedel Project, 7.000%, 3/01/25

       1,500,000      Maysville,Kentucky, Industrial Development Revenue,           2/00 at 103            N/R        1,586,040
                        Crystal Tissue Project, 8.000%, 2/01/09

                      Perry County, Kentucky, Solid Waste Disposal Revenue,
                      TJ International Project:
       3,750,000        7.000%, 6/01/24                                             6/04 at 102            N/R        4,083,675
       4,240,000        6.800%, 5/01/26                                             5/06 at 102            N/R        4,628,638
       2,000,000        6.550%, 4/15/27                                             4/07 at 102            N/R        2,156,760

       2,820,000      Wickliffe, Kentucky, Solid Waste Disposal Facility            4/06 at 102             A1        3,030,823
                        Revenue, Westvaco Corporation Project,
                        6.375%, 4/01/26

10



            Principal                                                             Optional Call                            Market
               Amount     Description                                               Provisions*      Ratings**              Value
---------------------------------------------------------------------------------------------------------------------------------
                          Health Care -- 22.5%

                          Christian County, Kentucky, Hospital Revenue, Jennie
                          Stuart Medical Center, Series A:
           $3,500,000       6.000%, 7/01/13                                         7/06 at 102             A-        $ 3,697,890
            1,310,000       6.000%, 7/01/17                                         7/06 at 102             A-          1,369,684

            5,270,000     Clark County, Kentucky, Hospital Revenue Refunding        4/07 at 102           BBB-          5,490,602
                            and Improvement, Regional Medical Center Project,
                            6.200%, 4/01/13

            3,300,000     Daviess County, Kentucky, Hospital Revenue,               8/02 at 102            AAA          3,522,189
                            Series A, 6.250%, 8/01/22

            3,005,000     Floyd County, Kentucky, Hospital Revenue, Insured         2/01 at 102            AAA          3,238,188
                            Loan, Highland Hospital Corporation Project,
                            7.500%, 8/1/10

            4,000,000     Hopkins County, Kentucky, Hospital Revenue,              11/01 at 102            AAA          4,352,600
                            Trover Clinic Foundation Inc., 6.625%, 11/15/11

                          Jefferson County, Kentucky, Health Facilities Revenue,
                          Jewish Hospital Healthcare Services Inc.:
            1,190,000       6.500%, 5/1/15                                          5/02 at 102            AAA          1,291,519
           12,785,000       6.550%, 5/1/22                                          5/02 at 102            AAA         13,899,852

            4,625,000     Jefferson County, Kentucky, Health Facilities Revenue,    7/07 at 101            AAA          4,568,159
                            University Medical Center Inc. Project,
                            5.250%, 7/01/22

           12,750,000     Jefferson County, Kentucky, Health Facilities Revenue,   10/07 at 101            AAA         12,342,255
                            Alliant Health System Inc., 5.125%, 10/01/27

            7,800,000     Jefferson County, Kentucky, Hospital Revenue, Regular    10/02 at 102            AAA          8,486,166
                            Linked Aces and Inverse Floaters, Alliant Health
                            System Project, 6.436%, 10/23/14

                          Jefferson County, Kentucky, Mortgage Revenue,
                          1st Mortgage, Christian Church Homes:
            1,240,000       6.000%, 11/15/09                                       11/04 at 102            BBB          1,283,474
              715,000       6.125%, 11/15/13                                       11/04 at 102            BBB            740,132
            3,210,000       6.125%, 11/15/18                                       11/04 at 102            BBB          3,311,436

              900,000     Kentucky Development Finance Authority, Hospital          2/98 at 102              A            926,154
                            Revenue Refunding Improvement, Ashland Hospital,
                            Kings Project, 9.750%, 8/1/05

            3,000,000     Kentucky Development Finance Authority, Hospital         10/99 at 102              A          3,235,440
                            Revenue, St. Lukes Hospital, Series A,
                            7.500%, 10/01/12

                          Portfolio of Investments (Unaudited)
                          Nuveen Flagship Kentucky -- continued

            Principal                                                             Optional Call                   Market
            Amount        Description                                               Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------
                          Health Care -- continued
          $ 1,750,000     Kentucky Development Finance Authority, Hospital         11/99 at 102           A+ $ 1,873,148
                            Revenue, Sisters of Charity of Nazareth Health
                            Company, 7.375%, 11/1/16

              500,000     Kentucky Development Finance Authority, Hospital         11/99 at 102          AAA     536,050
                            Revenue, Sisters of Charity, Nazareth,
                            7.375%, 11/01/16

            2,000,000     Kentucky Development Finance Authority, Hospital         10/01 at 102          AAA   2,231,100
                            Revenue, St. Luke Hospital Inc., Series A,
                            7.000%, 10/01/11

            1,000,000     Kentucky Development Finance Authority, Hospital         11/01 at 100          AAA   1,052,280
                            Revenue Refunding and Improvement, St. Elizabeth
                            Medical, Series A, 6.000%, 11/01/10

              610,000     Kentucky Development Finance Authority, Hospital          2/98 at 102            A     627,592
                            Revenue Refunding and Improvement, Ashland
                            Hospital Kings Project, 9.750%, 8/1/11

            5,000,000     Kentucky Economic Development Finance Authority,         12/03 at 102          AAA   5,285,550
                            Hospital Facilities Revenue, St. Elizabeth Medical
                            Center Project, Series A, 6.000%, 12/01/22

            4,000,000     Kentucky Economic Development Finance Authority,          8/04 at 102          AAA   3,812,760
                            Hospital Facilities Revenue, Baptist Healthcare
                            System, 5.000%, 8/15/24

            9,500,000    Kentucky Economic Development Finance Authority,           2/07 at 102          AAA   9,849,030
                           Hospital Facilities Revenue, Pikeville United
                           Methodist Hospital, Kentucky Project, 5.700%, 2/1/28

                         Kentucky Economic Development Finance Authority,
                         Hospital System Revenue Refunding and Improvement,
                         Appalachian Regional:
              500,000      5.600%, 10/01/08                                         4/08 at 102          BBB     506,650
            3,500,000      5.850%, 10/01/17                                         4/08 at 102          BBB   3,539,585
            1,500,000      5.875%, 10/01/22                                         4/08 at 102          BBB   1,513,635

            2,050,000    McCracken County, Kentucky, Hospital                      11/04 at 102          AAA   2,280,625
                           Revenue, Mercy Health System, Series A,
                           6.300%, 11/01/06

            1,555,000    Radcliff, Kentucky, Mortgage Revenue,                      7/07 at 102          AAA   1,592,211
                           Lincoln Trail Care, 5.650%, 1/20/19
------------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 0.5%

            2,500,000    Greater Kentucky Housing Assistance Corporation,           7/03 at 100          AAA   2,576,550
                           Mortgage Revenue, Series A, 6.250%, 7/01/24

            Principal                                                                Optional Call                 Market
               Amount    Description                                                   Provisions*   Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 4.6%

                         Kentucky Housing Corporation, Housing Revenue,
                         Series A:
           $  485,000      7.625%, 1/01/09                                             1/99 at 102        AAA $   502,019
              930,000      6.500%, 7/1/17                                              1/04 at 102        AAA     985,661

                         Kentucky Housing Corporation, Housing Revenue,
                         Series B:
            1,000,000     6.625%, 7/01/14                                              7/00 at 102        AAA   1,061,050
            1,520,000     7.800%, 1/01/21                                              7/00 at 102        AAA   1,607,050
            2,000,000     6.625%, 7/01/26                                              1/05 at 102        AAA   2,123,880
            3,000,000     6.250%, 7/01/28                                              7/07 at 102        AAA   3,153,360

                         Kentucky Housing Corporation, Housing Revenue,
                         Series C:
            2,255,000     6.400%, 1/01/17                                              7/04 at 102        AAA   2,386,016
            1,795,000     7.900%, 1/01/21                                              7/00 at 102        AAA   1,900,259

                         Kentucky Housing Corporation, Housing Revenue,
                         Guaranteed, Series C-1:
              465,000     6.600%, 1/01/11                                              1/03 at 102       AAA      492,714
              290,000     6.650%, 1/01/17                                              1/03 at 102       AAA      302,812

            7,000,000    Kentucky Housing Corporation, Housing Revenue,                7/06 at 102       AAA    7,352,800
                           Series E, 6.300%, 1/01/28
-------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- 1.4%

            4,790,000    Puerto Rico Commonwealth, 5.400%, 7/1/25                  7/06 at 101 1/2         A    4,769,307

            2,000,000    Puerto Rico Commonwealth, Public                          7/07 at 101 1/2         A    1,992,760
                           Improvement, 5.375%, 7/01/25
-------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- 24.1%

              430,000    Bardstown, Kentucky, Independent School District             11/02 at 102        A1      465,785
                           Finance Corporation, School Building Revenue
                           Refunding and Improvements, 6.375%, 5/01/17

              725,000    Bell County, Kentucky, School District Finance                9/01 at 102         A      789,677
                           Corporation, School Building Revenue,
                           6.875%, 9/01/11

            1,000,000    Boone County, Kentucky, School District Finance               9/01 at 103        A1    1,100,820
                           Corporation, School Building Revenue, Series C,
                           6.750%, 9/01/11

            1,215,000    Boone County, Kentucky, School District Finance              12/02 at 102        A1    1,297,778
                           Corporation, School Building Revenue Refunding
                           and Improvement, 6.125%, 12/01/17


                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Kentucky -- continued
            Principal                                                          Optional Call                   Market
               Amount    Description                                             Provisions*  Ratings**         Value
---------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- continued
           $  615,000    Boone County, Kentucky, School District Finance         2/03 at 102         A1   $   643,874
                           Corporation, School Building Revenue,
                           6.000%, 2/01/18

            1,595,000    Bowling Green, Kentucky, Municipal Projects            12/04 at 102         A2     1,763,544
                           Corporation, Lease Revenue, 6.500%, 12/01/14

            1,005,000    Casey County, Kentucky, School District Finance         3/05 at 102         A1     1,054,938
                           Corporation, School Building Revenue,
                           5.750%, 3/01/15

                         Christian County, Kentucky, School District Finance
                         Corporation, School Building Revenue:
              565,000      6.750%, 6/01/10                                       6/01 at 102          A       621,410
              600,000      6.750%, 6/01/11                                       6/01 at 102          A       659,904

                         Daviess County, Kentucky, School District Finance
                         Corporation, School Building Revenue:
              505,000      5.800%, 5/01/11                                       5/04 at 102         A1       537,689
              535,000      5.800%, 5/01/12                                       5/04 at 102         A1       568,839
              570,000      5.800%, 5/01/13                                       5/04 at 102         A1       604,673
              600,000      5.800%, 5/01/14                                       5/04 at 102         A1       634,278

            1,645,000    Edgewood, Kentucky, Public Properties Corporation,     12/01 at 102         A2     1,826,016
                           1st Mortgage, Public Facilities Project,
                           6.700%, 12/1/21

            1,070,000    Fleming County, Kentucky, School District Finance       3/05 at 102          A     1,123,864
                           Corporation, School Building Revenue,
                           5.875%, 3/01/15

            3,155,000    Florence, Kentucky, Public Properties Corporation       6/07 at 102        AAA     3,203,398
                           Revenue, 1st Mortgage, Administration Office
                           Complex, 5.500%, 6/1/27

                         Floyd County, Kentucky, Public Properties Corporation
                         Revenue, 1st Mortgage, Justice Center Project,
                         Series A:
              465,000      5.500%, 9/01/17                                       3/06 at 102          A       481,270
            1,260,000      5.550%, 9/01/23                                       3/06 at 102          A     1,302,235

            3,550,000    Floyd County, Kentucky, Public Properties Corporation   3/06 at 105          A     3,787,495
                           Revenue, First Mortgage, Justice Center Project,
                           Series B, 6.200%, 9/01/26

            1,200,000    Floyd County, Kentucky, School District Finance         5/05 at 102         A1     1,224,528
                           Corporation, School Building Revenue,
                           5.500%, 5/01/15

            Principal                                                          Optional Call                 Market
              Amount   Description                                               Provisions*  Ratings**       Value
-------------------------------------------------------------------------------------------------------------------

                       Tax Obligation/Limited -- continued

          $2,280,000   Grant County, Kentucky, School District Finance           3/07 at 102        Aaa  $2,305,741
                         Corporation, School Building Revenue,
                         5.375%, 3/01/17

                       Hardin County, Kentucky, Buildings Commission
                       Revenue, Detention Facility Project:
             525,000     6.200%, 12/01/11                                       No Opt. Call        AAA     573,468
           1,775,000     6.250%, 12/01/14                                       12/04 at 102        AAA   1,953,210

             300,000   Hardin County, Kentucky, School District Finance          6/01 at 103         A1     328,932
                         Corporation, School Building Revenue, Second
                         Series, 6.800%, 6/01/10

           3,465,000   Hopkins County, Kentucky, School District Finance         6/04 at 102         A1   3,725,776
                         Corporation, School Building Revenue,
                         6.200%, 6/01/19

           1,250,000   Jefferson County, Kentucky, Economic Development          7/01 at 100         A1   1,279,013
                         Corporation, Lease Revenue, 7.750%, 7/01/16

           4,195,000   Jefferson County, Kentucky, School District Finance       2/06 at 102        AAA   4,157,497
                         Corporation, School Building Revenue, Series A,
                         5.125%, 2/1/16

                       Jefferson County, Kentucky, Equipment Lease Purchase
                       Revenue, Energy System Project:
             247,411     9.500%, 6/01/03                                         6/03 at 100        N/R     254,702
           1,345,905     9.000%, 6/01/03                                         6/03 at 100        N/R   1,371,383

           2,500,000   Jefferson County, Kentucky, Capital Projects              2/02 at 100         A1   1,158,050
                         Corporation, Series B, 0.000%, 8/15/08

           1,000,000   Jeffersontown, Kentucky, Certificates of Participation,  No Opt. Call          A   1,050,460
                         Refunding and Improvement, Public Projects,
                         5.750%, 11/1/15

                       Jessamine County, Kentucky, School District Finance
                       Corporation, School Building Revenue:
             510,000     6.750%, 6/01/10                                         6/01 at 103         A1     558,894
             545,000     6.750%, 6/01/11                                         6/01 at 103         A1     597,249
           2,500,000     6.125%, 6/01/19                                         6/04 at 102         A1   2,672,125
           5,650,000     5.500%, 1/01/21                                         1/06 at 102         A1   5,771,023

                       Kenton County, Kentucky, Public PKS Corporation,
                       Mortgage Revenue:
           1,290,000     7.000%, 3/1/08                                          3/00 at 101          A   1,381,139
           1,070,000     7.100%, 3/1/10                                          3/00 at 101          A   1,147,875

             815,000   Kenton County, Kentucky, School District Finance         12/01 at 100         A+     887,396
                         Corporation, School Building Revenue,
                         6.800%, 12/01/11

                          Portfolio of Investments (Unaudited)
                          Nuveen Flagship Kentucky --  continued

             Principal                                                             Optional Call                           Market
                Amount    Description                                                Provisions*      Ratings**             Value
----------------------------------------------------------------------------------------------------------------------------------
                          Tax Obligation/Limited --  continued

          $    400,000    Kentucky State Property and Buildings Commission,         11/01 at 102             A+     $     441,600
                            Project No. 40, 2nd Series, 6.875%,11/01/07

               250,000    Kentucky State Property and Buildings Commission,         10/01 at 102              A           276,110
                            Project No. 53, 6.625%, 10/01/07

             2,075,000    Kentucky State Property and Buildings Commission,          9/04 at 102             A+         2,202,384
                            Project No. 56, 6.000%, 9/01/14

               250,000    Laurel County, Kentucky, School District Finance           3/01 at 102              A           270,588
                            Corporation, School Building Revenue,
                            7.000%, 3/01/10

             1,000,000    Lawrence County, Kentucky, School District Finance        11/04 at 102             A1         1,162,210
                            Corporation, School Building Revenue,
                            6.750%, 11/01/14

                          Lexington Kentucky, Center Corporation, Mortgage
                          Revenue Refunding and Improvement, Series A:
             2,600,000      0.000%, 10/01/11                                        No Opt. Call              A         1,287,936
             2,550,000      0.000%, 10/01/12                                        No Opt. Call              A         1,191,998

               435,000    Lincoln County, Kentucky, School District Finance          5/02 at 102             A1           465,511
                            Corporation, School Building Revenue,
                            6.200%,  5/01/12

             1,525,000    McCracken County, Kentucky, Public Properties              9/06 at 102            AAA         1,628,685
                            Corporation, Court Facilities Project,
                            5.900%, 9/01/26

             2,365,000    McCreary County, Kentucky, School District Finance         8/05 at 102              A         2,444,842
                            Corporation, School Building Revenue, Second
                            Series, 5.600%, 8/01/16

                          Montgomery County, Kentucky, School District Finance
                          Corporation, School Building Revenue:
               305,000      6.800%, 6/01/09                                          6/01 at 102             A1           333,374
               325,000      6.800%, 6/01/10                                          6/01 at 102             A1           354,679
               350,000      6.800%, 6/01/11                                          6/01 at 102             A1           381,367

             1,410,000    Morgan County, Kentucky, School District Finance           9/04 at 102             A1         1,510,096
                            Corporation, School Building Revenue,
                            6.000%, 9/01/14

            13,000,000    Mt. Sterling, Kentucky, Lease Revenue, Kentucky,           3/03 at 102             Aa        13,608,400
                            League Cities, Series A, 6.200%, 3/1/18

            12,960,000    Pendleton County, Kentucky, Multi County,                  3/03 at 102              A        13,717,642
                            Lease Revenue, Association Counties
                            Leasing Tollroad, Series A, 6.500%, 3/01/19

--------
16

           Principal                                                             Optional Call                       Market
              Amount     Description                                               Provisions*     Ratings**          Value
---------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited - continued

          $  500,000     Pendleton County, Kentucky, Multi County Lease           No Opt. Call             A    $   563,395
                          Revenue, Association Counties Leasing
                          Tollroad, Series B, 6.400%, 3/01/19

           1,230,000     Perry County, Kentucky, School District Finance           7/02 at 102            A1      1,327,195
                          Corporation, School Building Revenue,
                          6.250%, 7/01/11

           8,250,000     Puerto Rico Commonwealth Highway and                      7/16 at 100             A      8,374,740
                          Transportation Authority, Highway Revenue, Series Y,
                          5.500%, 7/01/36

             500,000     Puerto Rico Commonwealth lnfrastructure                   7/98 at 102          BBB+        521,805
                          Financing Authority, Series A, 7.750%, 7/01/08

           7,000,000     Warren County, Kentucky, Justice Center                   9/07 at 102           AAA      6,939,730
                          Expansion Corporation, First Mortgage,
                          Judicial Facility, Series A, 5.250%, 9/01/24
---------------------------------------------------------------------------------------------------------------------------
                         Transportation - 5.9%

          10,640,000     Kenton County, Kentucky, Airport Board                    2/02 at 100          BBB-     10,880,145
                          Revenue, Special Facilities, Delta Airlines Project,
                          Series A, 6.125%, 2/1/22

           1,250,000     Kenton County, Kentucky, Airport Board                    3/06 at 102           AAA      1,293,463
                          Revenue, Cincinnati/Northern Kentucky,
                          International, Series B, 5.750%, 3/1/13

           1,000,000     Kentucky Turnpike Authority, Economic Development         7/05 at 102           AAA      1,036,310
                          Road Revenue, Revitalization Projects,
                          5.625%, 7/01/15

           5,000,000     Louisville and Jefferson County, Kentucky, Regional       7/05 at 102           AAA      5,064,400
                          Airport Authority, Airport System Revenue, Series A,
                          Louisville International Airport, 5.625%, 7/01/25

           6,165,000     Louisville, Kentucky, Airport Lease                       2/99 at 103             A      6,601,420
                          Revenue, Series A, 7.875%, 2/01/19

           2,790,000     Louisville, Kentucky, Parking Authority, River City,      6/01 at 103             A      3,097,123
                          First Mortgage Revenue, 6,875% 12/01/20
---------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed - 8.8%

             500,000     Covington, Kentucky, Municipal Properties Corporation,    8/98 at 103        N/R***        528,950
                          First Mortgage, Parking and Park, Series A,
                          8.250%, 8/1/10 (Pre-refunded to 8/01/98)

           1,370,000     Daviess County, Kentucky, Hospital Revenue, Mercy         1/98 at 102           AAA      1,401,990
                          Health Care System, Series A, 7.625%, 1/01/15
                          (Pre-refunded to 1/01/98)

                          Portfolio of Investments (Unaudited)
                          Nuveen Flagship Kentucky - continued

     Principal                                                                   Optional Call                           Market
        Amount    Description                                                      Provisions*     Ratings**              Value
-------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed - continued

                  Florence, Kentucky, Public Properties Corporation, First
                  Mortgage, Recreational Facilities Project:
   $   100,000      7.000%, 3/01/10 (Pre-refunded to 3/01/01)                      3/01 at 103         A3***        $   110,876
       320,000      7.000%, 3/01/14 (Pre-refunded to 3/01/01)                      3/01 at 103         A3***            356,054
       345,000      7.000%, 3/01/15 (Pre-refunded to 3/01/01)                      3/01 at 103         A3***            383,871
       360,000      7.000%, 3/01/16 (Pre-refunded to 3/01/01)                      3/01 at 103         A3***            400,561

     2,750,000    Hardin County, Kentucky, Hospital Revenue, Hardin               10/98 at 103           AAA          2,920,308
                    Memorial Hospital Refunding, 7.875%, 10/01/14
                    (Pre-refunded to 10/01/98)

    16,750,000    Jefferson County, Kentucky, Capital Projects                2/01 at 24 11/16           AAA          3,602,088
                    Corporation, Series B, 0.000%, 8/15/19
                    (Pre-refunded to 2/15/01)

     9,070,000    Kentucky Development Finance Authority, Hospital                10/01 at 102           AAA         10,118,039
                    Revenue, St. Luke Hospital Inc., Series A, 7.000%,
                    10/01/21 (Pre-refunded to 10/01/01)

       990,000    Kentucky Development Finance Authority, Hospital                 2/98 at 102          A***          1,019,571
                    Revenue, Ashland Hospital, Kings Project, 9.750%,
                    8/1/11 (Pre-refunded to 2/01/98)

     2,795,000    Kentucky Infrastructure Authority, Community Loan                9/98 at 102           AAA          2,932,821
                    Program, Series A, 7.850%, 9/01/18
                    (Pre-refunded to 9/01/98)

     1,495,000    Kentucky lnfrastructure Authority, Governmental                  8/99 at 102          A***          1,612,358
                    Agencies Program, Series A, 7.800%, 8/01/08
                    (Pre-refunded to 8/01/99)

     1,800,000    Kentucky Property and Buildings Commission,                      8/98 at 102         A+***          1,884,204
                    Project No. 48, 8.000%, 8/01/08
                    (Pre-refunded to 8/01/98)

     4,875,000    Kentucky Turnpike Authority, Economic Development            5/00 at 101 1/2           AAA          5,301,660
                    Road Revenue, Revitalization Project, 7.250%,
                    5/15/10 (Pre-refunded to 5/15/00)

                  Lexington, Fayette and Urban County, Kentucky,
                  Sewer System Revenue:
       830,000      7.600%, 7/01/07 (Pre-refunded to 7/01/98)                      7/98 at 102           AAA            864,553
       900,000      7.600%, 7/01/08 (Pre-refunded to 7/01/98)                      7/98 at 102           AAA            937,467

     3,200,000    Lexington, Fayette and Urban County, Kentucky,                   5/98 at 102           AAA          3,320,288
                    Residential Facilities Revenue, Richmond PL Project,
                    Series A, 7.750%, 5/15/15 (Pre-refunded to 5/15/98)

       Principal                                                              Optional Call                       Market
          Amount   Description                                                  Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - continued

     $   500,000   Richmond, Kentucky, Water Gas and Sewer                      7/98 at 102         AAA      $   520,240
                     Revenue, Series B, 7.400%, 7/1/15
                     (Pre-refunded to 7/01/98)

       1,990,000   Western Kentucky University, Formerly                       12/00 at 102         AAA        2,211,407
                     Western Kentucky State College, Housing and
                     Dining System, Series L, 7.400%, 12/01/10
                     (Pre-refunded to 12/01/00)

         940,000   Western Kentucky University, Formerly                       11/00 at 102         AAA        1,042,310
                     Western Kentucky State College, Educational
                     Buildings, Series J, 7.400%, 5/01/10
                     (Pre-refunded to 11/01/00)
------------------------------------------------------------------------------------------------------------------------
                   Utilities - 11.3%

      13,000,000   Boone County, Kentucky, Pollution Control Revenue,           1/04 at 102         AAA       13,134,550
                     Cincinnati Gas and Electric,
                     Series A, 5.500%, 1/01/24

       5,030,000   Carroll County, Kentucky, Collateralized Pollution           2/02 at 102          AA        5,309,970
                     Control Revenue, Kentucky Utilities Company
                     Project, Series B, 6.250%, 2/01/18

       2,750,000   Jefferson County, Kentucky, Pollution Control Revenue,       8/03 at 102         Aa2        2,777,995
                     Louisville Gas and Electric Company, Project, B,
                     5.625%, 8/15/19

                   Jefferson County, Kentucky, Pollution Control Revenue,
                   Louisville Gas and Electric Company, Series A:
       1,000,000     7.450%, 6/15/15                                            6/00 at 102         Aa2        1,089,470
       1,750,000     5.900%, 4/15/23                                            4/05 at 102         Aa2        1,828,418

       1,250,000   Mercer County, Kentucky, Collateralized Pollution            2/02 at 102          AA        1,317,788
                     Control Revenue, Kentucky Utilities Company Project,
                     Series A, 6.250%, 2/01/18

                   Owensboro, Kentucky, Electric Light and Power
                   Revenue, Series B:
       7,100,000     0.000%, 1/1/11                                            No Opt. Call         AAA        3,676,877
       6,475,000     0.000%, 1/1/12                                            No Opt. Call         AAA        3,166,987
       7,900,000     0.000%, 1/1/17                                            No Opt. Call         AAA        2,920,946
      13,300,000     0.000%, 1/1/18                                            No Opt. Call         AAA        4,622,282
       5,100,000     0.000%, 1/1/19                                            No Opt. Call         AAA        1,681,623
       4,725,000     0.000%, 1/1/20                                            No Opt. Call         AAA        1,475,003

       1,515,000   Puerto Rico Electric Power Authority, Power Revenue,     7/02 at 101 1/2        BBB+        1,616,308
                     Formerly Puerto Rico Commonwealth Water
                     Resource Authority, Series R, 6.250%, 7/01/17

                      Portfolio of Investments (Unaudited)
                      Nuveen Flagship Kentucky-continued

       Principal                                                                  Optional Call                          Market
          Amount      Description                                                   Provisions*      Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                      Utilities -- continued

      $3,000,000      Puerto Rico Electric Power Authority, Power Revenue,          7/04 at 102           BBB+      $ 3,170,820
                        Formerly Puerto Rico Commonwealth Water
                        Resource Authority, Series T, 6.000%, 7/01/16

       4,795,000      Trimble County, Kentucky, Pollution Control Revenue,         11/00 at 102            Aa2        5,271,191
                        Louisville Gas and Electric Company, Series A,
                        7.625%, 11/01/20
-------------------------------------------------------------------------------------------------------------------------------
                      Water and Sewer -- 6.5%

         625,000      Danville, Kentucky, Multi City Lease Revenue, Sewer          12/01 at 103            AAA          680,556
                        System Revenue, Project B (City of Radcliff),
                        6.875%, 3/01/19

       1,750,000      Henderson, Kentucky, Water and Sewer Revenue,                11/04 at 103            AAA        1,899,153
                        Series A, 6.100%, 11/1/14

                      Kenton County, Kentucky, Water District Number 1,
                      Waterworks Revenue, Series B:
       1,530,000        6.000%, 2/01/17                                             8/02 at 103            AAA        1,632,051
       2,040,000        5.700%, 2/01/20                                             2/05 at 102            AAA        2,129,903

         500,000      Kentucky Infrastructure Authority, Revolving Fund             6/01 at 102              A          544,680
                        Program, Series E, 6.500%, 6/01/11

       1,000,000      Kentucky Infrastructure Authority, Government                 8/03 at 102              A        1,023,560
                        Agencies Program, Series E, 5.750%, 8/01/18

                      Kentucky Infrastructure Authority, Infrastructure
                      Revolving Fund, Series J:
         440,000        6.300%, 6/01/10                                             8/05 at 102              A          483,551
         360,000        6.350%, 6/01/11                                             8/05 at 102              A          395,320
         600,000        6.375%, 6/01/14                                             8/05 at 102              A          670,212

                      Kentucky Infrastructure Authority, Government
                      Agencies Program, Series G:
         420,000        6.300%, 8/01/10                                             8/05 at 102              A          462,143
         445,000        6.350%, 8/01/11                                             8/05 at 102              A          489,255
         825,000        6.375%, 8/01/14                                             8/05 at 102              A          919,562

         405,000      Kentucky Infrastructure Authority, Government                 8/99 at 102              A          433,196
                        Agencies Program, Series, A, 7.800%, 8/01/08

                      Louisville and Jefferson County, Kentucky,
                      Metropolitan Sewer District Sewer and Drain System
                      Revenue, Series A:
       2,720,000        6.750%, 5/15/19                                            11/04 at 102            AAA        3,137,275
       3,865,000        5.400%, 5/15/22                                             2/05 at 102            AAA        3,876,286
       2,070,000        6.500%, 5/15/24                                            11/04 at 102            AAA        2,356,840
       2,500,000        6.750%, 5/15/25                                            11/04 at 102            AAA        2,883,525

20

          Principal                                                               Optional Call                        Market
             Amount     Description                                                 Provisions*    Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------
                        Water and Sewer--continued

      $   6,000,000     Louisville and Jefferson County, Kentucky, Metropolitan    11/07 at 101          AAA     $  5,991,720
                         Sewer District Sewer and Drain System Revenue,
                         Series B, 5.350%, 5/15/22

            500,000     Paducah, Kentucky, Waterworks Revenue,                      7/01 at 102          AAA          546,692
                         6.700%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------
      $ 486,958,316     Total Investments--(cost $431,873,361)--98.6%                                             466,323,608
=============================================================================================================================
                        Other Assets Less Liabilities--1.4%                                                         6,661,236
                        -----------------------------------------------------------------------------------------------------
                        Net Assets--100%                                                                         $472,984,844
                        =====================================================================================================
                        *   Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                       **   Ratings: Using the higher of Standard and Poor's or Moody's rating.
                      ***   Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities, which ensures the timely payment of principal and interest.
                            Securities are normally considered to be equivalent to AAA rated securities.
                    N/R--   Investment is not rated.

21                              See accompanying notes to financial statements.


                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Kentucky Limited

            Principal                                                             Optional Call                            Market
               Amount    Description                                                Provisions*        Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                         Consumer Staples -- 5.2%

         $    635,000    Newport, Kentucky, Industrial Building Revenue,           No Opt. Call              N/R        $ 640,417
                           Louis Trauth Dairy, Series A, 4.800%, 6/01/99
------------------------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organizations -- 8.5%

              500,000    Kentucky Higher Education, Student Loan Corporation,      No Opt. Call              Aaa          552,860
                           Insured Student Loan Revenue, Series B,
                           6.800%, 6/01/03

              475,000    University of Kentucky, University Revenues,              No Opt. Call              AAA          489,298
                           Educational Buildings, Series O, 5.000%, 5/01/03
------------------------------------------------------------------------------------------------------------------------------------
                         Energy -- 2.9%

              325,000    Ashland, Kentucky, Pollution Control Revenue,          2/00 at 102 1/2             Baa1          349,668
                           Ashland Oil, Series A, 7.375%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                         Health Care -- 22.0%

                         Kentucky Development Finance Authority, Sisters of
                           Charity Health, Nazareth Health Corporation:
              100,000      5.750%, 11/01/98                                        No Opt. Call               A+          101,536
              580,000      6.600%, 11/01/06                                        11/01 at 102               A+          629,375

              270,000    Kentucky Economic Development Finance Authority,          No Opt. Call              AAA          273,580
                           Medical Center Revenue Refunding and Improvement,
                           Ashland Hospital Corporation, Series A,
                           5.100%, 2/01/99

              500,000    Kentucky Economic Development Finance Authority,          No Opt. Call              BBB          505,640
                           Hospital System Revenue Refunding and Improvement,
                           Appalachian Regional, 5.500%, 10/01/07

              385,000    McCracken County, Kentucky, Hospital Revenue,             11/04 at 102              AAA          428,313
                           Mercy Health System, Series A, 6.300%, 11/01/06

              735,000    Radcliff, Kentucky, Mortgage Revenue,                     No Opt. Call              AAA          754,676
                           Lincoln Trail Care, 5.100%, 7/20/07
------------------------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 9.0%

              705,000    Louisville, Kentucky, Multifamily Revenue, Station         7/99 at 100              Aa2          716,365
                           House SQ Association, LP Project, 5.125%, 7/15/19

              370,000    Martin County, Kentucky, Mortgage Revenue,                 7/01 at 100               Aa          379,269
                           Assisted Project, 5.375%, 7/01/05

            Principal                                                             Optional Call               Market
               Amount    Description                                                Provisions*   Ratings**    Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 1.7%

             $100,000    Kentucky Housing Corporation, Housing Revenue,             1/04 at 102        AAA  $101,917
                           Series B, 5.150%, 7/01/07

              100,000    Kentucky Housing Corporation, Housing Revenue,            No Opt. Call        AAA   101,875
                           Series F, 4.800%, 7/01/03
--------------------------------------------------------------------------------------------------------------------
                         Long-Term Care -- 1.7%

              200,000    Kentucky Economic Development Finance Authority,          No Opt. Call        Aa3   203,646
                          Hospital Facilities Revenue, 5.200%, 11/01/01
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- 2.4%

              280,000    Puerto Rico Commonwealth, Refunding and
                           Improvement, 5.375%, 7/01/05                            No Opt. Call          A   294,400
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- 25.0%

              265,000    Hardin County, Kentucky, School District Finance           6/01 at 103         A1   291,924
                           Corporation, School Building Revenue, Second
                           Series, 6.800%, 6/01/08

              300,000    Jefferson County, Kentucky, Capital Projects              No Opt. Call        AAA   315,975
                           Corporation, Series A, 5.500%, 4/01/03

                         Jeffersontown, Kentucky, Certificates of Participation,
                         Refunding and Improvement, Kentucky Public Projects:
              300,000      4.650%, 11/01/02                                        No Opt. Call          A   305,007
              505,000      4.850%, 11/01/04                                        No Opt. Call          A   517,514
              100,000      5.000%, 11/01/05                                        No Opt. Call          A   103,299

               50,000    Kentucky Interlocal School Transportation Association,    No Opt. Call         A+    51,672
                           Equipment Lease Revenue, 5.200%, 3/01/02

                         Lexington, Fayette and Urban County, Kentucky,
                         Government Public Facilities Corporation, Mortgage
                         Revenue:
              175,000      5.000%, 11/01/02                                        No Opt. Call        AAA   181,008
              160,000      5.000%, 11/01/03                                        No Opt. Call        AAA   165,629

              775,000    Mt. Sterling, Kentucky, Lease Revenue,                    No Opt. Call         Aa   811,487
                           League Cities, Series A, 5.625%, 3/01/03

              325,000    Puerto Rico Commonwealth Urban Renewal and                No Opt. Call        BBB   314,707
                           Housing Corporation, Commonwealth Appropriation
                           Refunding, 0.000%, 10/01/98

                         -----
                         23


                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Kentucky Limited -- continued
            Principal                                                              Optional Call                  Market
               Amount    Description                                                 Provisions*  Ratings**        Value
------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 8.3%
         $   300,000     Kenton County, Kentucky, Airport Board                     No Opt. Call        AAA  $   307,251
                           Revenue, Cincinnati/Northern Kentucky
                           International, Series A, 5.000%, 3/1/02

             360,000     Kentucky Turnpike Authority, Economic Development          No Opt. Call        AAA      381,337
                           Road Revenue, Revitalization Projects,
                           5.400%, 7/01/05

             125,000     Kentucky Turnpike Authority, Resource Recovery              7/09 at 100         A+      125,195
                           Road Revenue, 1985 Series A, 6.000%, 7/01/09

             200,000     Louisville and Jefferson County, Kentucky, Regional        No Opt. Call        AAA      202,206
                           Airport Authority, Airport System Revenue, Series A,
                           5.750%, 7/01/98
------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed -- 0.4%
             250,000     Jefferson County, Kentucky, Capital Projects           2/01 at 24 11/16        AAA       53,763
                           Corporation Revenue, Series B, 0.000%, 8/15/19
                           (Pre-refunded to 2/15/01)
------------------------------------------------------------------------------------------------------------------------
                         Utilities -- 2.5%
             400,000     Owensboro, Kentucky, Electric Light and Power              No Opt. Call        AAA      306,660
                           Revenue, Series A, 0.000%, 1/1/04
------------------------------------------------------------------------------------------------------------------------
                         Water and Sewer -- 8.6%
             500,000     Kenton County, Kentucky, Water District Number 001,        No Opt. Call        AAA      532,660
                         Waterworks Revenue, Series B, 5.600%, 2/01/04

             150,000     Kentucky Infrastructure Authority, Wastewater              No Opt. Call          A      156,317
                           Revolving Fund Program, Series C, 5.300%, 6/01/03

             350,000     Kentucky Infrastructure Authority, Governmental            No Opt. Call          A      362,737
                           Agencies Program, Series H, 5.200%, 8/01/02
------------------------------------------------------------------------------------------------------------------------
         $11,850,000     Total Investments -- (cost $11,722,460) -- 98.2%                                     12,009,183
====================----------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.8%                                                   218,247
                         -----------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                                  $12,227,430
                         ===============================================================================================

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

                         N/R -- Investment is not rated.



24                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                                    Nuveen Flagship
                                                                Nuveen Flagship            Kentucky
                                                                       Kentucky        Limited Term
---------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)      $466,323,608         $12,009,183
Cash                                                                  1,130,723              93,952
Receivables:
  Fund Manager (note 6)                                                      --               2,225
  Interest                                                            7,340,950             165,762
  Investments sold                                                           --              96,514
  Shares sold                                                           710,038              13,249
Other assets                                                              5,087                  70
---------------------------------------------------------------------------------------------------
    Total assets                                                    475,510,406          12,380,955
---------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                             199,422              86,135
Accrued expenses:
  Management fees (note 6)                                              157,175                  --
  12b-1 distribution and service fees (notes 1 and 6)                    90,856               2,681
  Other                                                                  28,523              21,594
Dividends payable                                                     2,049,586              43,115
---------------------------------------------------------------------------------------------------
    Total liabilities                                                 2,525,562             153,525
---------------------------------------------------------------------------------------------------
Net assets (note 7)                                                $472,984,844         $12,227,430
===================================================================================================
Class A Shares (note 1)
Net assets                                                         $442,754,086         $ 9,814,010
Shares outstanding                                                   39,031,824             972,769
Net asset value and redemption price per share                     $      11.34              $10.09
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 2.50%, respectively,
  of offering price)                                               $      11.84              $10.35
===================================================================================================
Class B Shares (note 1)
Net assets                                                         $  2,392,204         $       N/A
Shares outstanding                                                      210,846                 N/A
Net asset value, offering and redemption price per share           $      11.35         $       N/A
===================================================================================================
Class C Shares (note 1)
Net assets                                                         $ 27,187,119         $ 2,398,092
Shares outstanding                                                    2,398,022             237,811
Net asset value, offering and redemption price per share           $      11.34              $10.08
===================================================================================================
Class R Shares (note 1)
Net assets                                                         $    651,435         $    15,328
Shares outstanding                                                       57,536               1,522
Net asset value, offering and redemption price per share           $      11.32         $     10.07
===================================================================================================

N/A - Nuveen Flagship Kentucky Limited Term is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.
25

Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                                Nuveen Flagship
                                                             Nuveen Flagship           Kentucky
                                                                    Kentucky       Limited Term
-----------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                              $14,055,639           $287,557
-----------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                           1,254,914             25,953
12b-1 service fees - Class A (notes 1 and 6)                         440,575              9,225
12b-1 distribution and service fees - Class B (notes 1 and 6)          7,402                N/A
12b-1 distribution and service fees - Class C (notes 1 and 6)         99,144              6,321
Shareholders' servicing agent fees and expenses                      119,451              1,861
Custodian's fees and expenses                                         41,585             21,482
Trustees' fees and expenses (note 6)                                   4,348                 86
Professional fees                                                     12,071              4,751
Shareholders' reports - printing and mailing expenses                 48,991                679
Federal and state registration fees                                    8,714              6,884
Organizational expenses (note 1)                                          --              4,914
Other expenses                                                         9,361                135
-----------------------------------------------------------------------------------------------
   Total expenses before expense reimbursement                     2,046,556             82,291
Expense reimbursement (note 6)                                      (291,823)           (40,791)
-----------------------------------------------------------------------------------------------
Net expenses                                                       1,754,733             41,500
-----------------------------------------------------------------------------------------------
Net investment income                                             12,300,906            246,057
-----------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)     1,568,900             18,465
Net change in unrealized appreciation or depreciation
  of investments                                                  10,602,102            170,521
-----------------------------------------------------------------------------------------------
Net gain from investments                                         12,171,002            188,986
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $24,471,908           $435,043
===============================================================================================

N/A - Nuveen Flagship Kentucky Limited Term is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.
26

Statement of Changes in Net Assets (Unaudited)

                                                                             Nuveen Flagship Kentucky
                                                                       Six months ended      Year ended
                                                                           11/30/97           5/31/97*
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                      $ 12,300,906    $ 24,225,117
Net realized gain from investment transactions
  (notes 1 and 4)                                                             1,568,900       1,216,787
Net change in unrealized appreciation or depreciation
  of investments                                                             10,602,102       8,326,260
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   24,471,908      33,768,164
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                   (11,621,847)    (23,056,260)
  Class B                                                                       (33,310)         (3,383)
  Class C                                                                      (626,909)     (1,154,172)
  Class R                                                                       (14,732)         (8,367)
From accumulated net realized gains from investment transactions:
  Class A                                                                            --        (227,076)
  Class B                                                                            --              --
  Class C                                                                            --         (12,818)
  Class R                                                                            --              --
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (12,296,798)    (24,462,076)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                             23,061,355      45,888,380
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                        7,349,356      13,715,085
-------------------------------------------------------------------------------------------------------
                                                                             30,410,711      59,603,465
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                     (25,870,232)    (44,095,674)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                       4,540,479      15,507,791
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                                   16,715,589      24,813,879
Net assets at the beginning of period                                       456,269,255     431,455,376
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                            $472,984,844    $456,269,255
-------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period            $      7,043    $      2,935
-------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).


27                              See accompanying notes to financial statements.

                                                                Nuveen Flagship Kentucky Limited Term
                                                                -------------------------------------
                                                                  Six months ended         Year ended
                                                                          11/30/97            5/31/97
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $   246,057        $   418,298
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                           18,465            (70,626)
Net change in unrealized appreciation or depreciation
  of investments                                                           170,521            204,943
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 435,043            552,615
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                 (199,794)          (345,290)
  Class B                                                                      N/A                N/A
  Class C                                                                  (46,387)           (70,918)
  Class R                                                                     (234)                (1)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                       --                 --
  Class B                                                                      N/A                N/A
  Class C                                                                       --                 --
  Class R                                                                       --                 --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (246,415)          (416,209)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         1,856,927          5,492,681
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     164,300            263,078
-----------------------------------------------------------------------------------------------------
                                                                         2,021,227          5,755,759
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (996,339)        (5,035,029)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  1,024,888            720,730
-----------------------------------------------------------------------------------------------------
Net increase in net assets                                               1,213,516            857,136
Net assets at the beginning of period                                   11,013,914         10,156,778
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $12,227,430        $11,013,914
=====================================================================================================
Balance of undistributed net investment income at end of period        $     1,731        $     2,089
=====================================================================================================

* Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

N/A - Nuveen Flagship Kentucky Limited Term is not authorized to issue Class B
      Shares.

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund and the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Flagship Kentucky Triple Tax Exempt Fund ("Flagship Kentucky") and Flagship Kentucky Limited Term Municipal Bond Fund ("Flagship Kentucky Limited Term") were reorganized into the Trust and renamed Nuveen Flagship Kentucky Municipal Bond Fund ("Nuveen Flagship Kentucky") and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Nuveen Flagship Kentucky Limited Term"), respectively. Prior to these reorganizations, each Fund was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Funds had no such outstanding purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kentucky state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Nuveen Flagship Kentucky also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Nuveen Flagship Kentucky Limited Term (approximately $29,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $14,709 has been reimbursed.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                      Nuveen Flagship Kentucky
                                      --------------------------------------------------------
                                           Six months ended                 Year ended
                                               11/30/97                      5/31/97*
                                      --------------------------------------------------------
                                          Shares          Amount        Shares          Amount
----------------------------------------------------------------------------------------------
Shares sold:
  Class A                              1,498,305    $ 16,853,432     3,460,838    $ 37,993,876
  Class B                                160,846       1,805,042        49,144         540,802
  Class C                                376,596       4,232,631       630,496       6,904,170
  Class R                                 15,084         170,250        40,643         449,532
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                607,772       6,812,013     1,178,853      12,941,813
  Class B                                    831           9,355            25             269
  Class C                                 45,940         514,106        69,875         766,751
  Class R                                  1,239          13,882           570           6,252
----------------------------------------------------------------------------------------------
                                       2,706,613      30,410,711     5,430,444      59,603,465
----------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                             (2,061,401)    (23,170,943)   (3,622,758)    (39,765,461)
  Class B                                     --              --            --              --
  Class C                               (239,899)     (2,699,289)     (394,142)     (4,330,213)
  Class R                                     --              --            --              --
----------------------------------------------------------------------------------------------
                                      (2,301,300)    (25,870,232)   (4,016,900)    (44,095,674)
----------------------------------------------------------------------------------------------
Net increase                             405,313    $  4,540,479     1,413,544    $ 15,507,791
==============================================================================================

* Information represents eight months of Flagship Kentucky and four months of Nuveen Flagship Kentucky (see note 1).

                                               Nuveen Flagship Kentucky Limited Term
                                         -------------------------------------------------
                                           Six months ended             Year ended
                                               11/30/97                  5/31/97*
                                         -------------------------------------------------
                                          Shares        Amount      Shares         Amount
------------------------------------------------------------------------------------------
Shares sold:
  Class A                                144,787    $1,453,907     410,367    $ 4,052,500
  Class C                                 38,668       388,020     145,916      1,440,077
  Class R                                  1,495        15,000          10            104
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                 12,537       125,215      22,414        221,045
  Class C                                  3,888        38,911       4,292         42,033
  Class R                                     17           174          --             --
------------------------------------------------------------------------------------------
                                         201,392     2,021,227     582,999      5,755,759
------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                (78,564)     (787,013)   (395,384)    (3,906,315)
  Class C                                (20,863)     (209,326)   (114,591)    (1,128,714)
  Class R                                     --            --          --             --
------------------------------------------------------------------------------------------
                                         (99,427)     (996,339)   (509,975)    (5,035,029)
------------------------------------------------------------------------------------------
Net increase                             101,965    $1,024,888      73,024    $   720,730
==========================================================================================

* Information represents eight months of Flagship Kentucky Limited Term and four months of Nuveen Flagship Kentucky Limited Term (see note 1).

3. Distributions to Shareholders

On December 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

                      Nuveen Flagship    Nuveen Flagship Kentucky
                             Kentucky                Limited Term
-----------------------------------------------------------------
Dividend per share:
  Class A                      $.0495                      $.0365
  Class B                       .0425                         N/A
  Class C                       .0445                       .0335
  Class R                       .0515                       .0385
-----------------------------------------------------------------

N/A-Nuveen Flagship Kentucky Limited Term is not authorized to issue Class
    B Shares.

At the same time, Nuveen Flagship Kentucky also declared taxable distributions, which includes capital gains and/or market discount, of $.0508 per share.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1997, were as follows:

                                        Nuveen Flagship     Nuveen Flagship Kentucky
                                               Kentucky                 Limited Term
------------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities        $40,282,373                   $2,314,481
 Temporary municipal investments              3,700,000                    1,900,000

Sales:
 Investments in municipal securities         36,910,069                    1,514,548
 Temporary municipal investments              3,700,000                    1,900,000
------------------------------------------------------------------------------------

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1997, the Funds' last fiscal year end, Nuveen Flagship Kentucky Limited Term had unused capital loss carryforwards of $97,751 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $27,151 of the carryforwards will expire in the year 2004 and $70,600 will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1997, were as follows:

                              Nuveen Flagship      Nuveen Flagship Kentucky
                                     Kentucky                  Limited Term
---------------------------------------------------------------------------
Gross unrealized:
  appreciation                    $34,495,465                      $288,014
  depreciation                        (45,218)                       (1,291)
---------------------------------------------------------------------------
Net unrealized appreciation       $34,450,247                      $286,723
===========================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Funds pay an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


                                                        Nuveen Flagship Kentucky
Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

                                                                 Nuveen Flagship
                                                           Kentucky Limited Term
Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $542,600 and $16,000 for Nuveen Flagship Kentucky and Nuveen Flagship Kentucky Limited Term, respectively, of which approximately $467,300 and $12,500, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $117,600 and $3,700 in commission advances at the time of purchase for Nuveen Flagship Kentucky and Nuveen Flagship Kentucky Limited Term, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship Kentucky during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for Nuveen Flagship Kentucky, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $41,400 and $4,500 in such 12b-1 fees for Nuveen Flagship Kentucky and Nuveen Flagship Kentucky Limited Term, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $2,500 of CDSC on share redemptions for Nuveen Flagship Kentucky during the six months ended November 30, 1997.

7. Composition of Net Assets

At November 30, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                        Nuveen Flagship          Nuveen Flagship
                                               Kentucky    Kentucky Limited Term
--------------------------------------------------------------------------------
Capital paid-in                            $436,343,408             $12,023,829
Balance of undistributed net
  investment income                               7,043                   1,731
Accumulated net realized gain (loss)
  from investment transactions                2,184,146                 (84,853)
Net unrealized appreciation
  of investments                             34,450,247                 286,723
--------------------------------------------------------------------------------
Net assets                                 $472,984,844             $12,227,430
================================================================================



              Financial Highlights (Unaudited)


              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance           Less distributions
                                            ---------------------           ------------------


                                                               Net
Nuveen Flagship                      Net              realized and      Dividends                      Net        Total
Kentucky**                         asset                unrealized      from tax-                    asset       return
                                   value         Net   gain (loss)     exempt net   Distributions    value       on net
Year ending                    beginning  investment          from     investment    from capital   end of        asset
May 31,                        of period  income (b)   investments         income           gains   period    value (a)
-----------------------------------------------------------------------------------------------------------------------
Class A (5/87)
 1998 (d)                         $11.05        $.30         $ .29         $(.30)          $  --    $11.34         5.36%
 1997                              10.82         .60           .24          (.60)           (.01)    11.05         7.87
 1996                              10.99         .61          (.17)         (.61)             --     10.82         4.04
 1995                              10.65         .61           .35          (.62)             --     10.99         9.42
 1994                              11.06         .62          (.40)         (.63)             --     10.65         1.90
 1993                              10.45         .64           .62          (.65)             --     11.06        12.41
 1992                              10.19         .66           .27          (.66)           (.01)    10.45         9.46
 1991                               9.87         .66           .32          (.66)             --     10.19        10.37
 1990                               9.97         .66          (.05)         (.66)           (.05)     9.87         6.92
 1989                               9.38         .67           .60          (.67)           (.01)     9.97        14.31
 1988                               9.37         .66           .02          (.67)             --      9.38         7.79

Class B (2/97)
 1998 (d)                          11.06         .26           .29          (.26)             --     11.35         4.96
 1997 (c)                          11.07         .17          (.01)         (.17)             --     11.06         1.47

Class C (10/93)
 1998 (d)                          11.04         .27           .30          (.27)             --     11.34         5.18
 1997                              10.81         .54           .24          (.54)           (.01)    11.04         7.29
 1996                              10.99         .54          (.17)         (.55)             --     10.81         3.38
 1995                              10.65         .55           .35          (.56)             --     10.99         8.82
 1994 (c)                          11.46         .36          (.81)         (.36)             --     10.65        (5.88)*

Class R (2/97)
 1998 (d)                          11.03         .31           .29          (.31)             --     11.32         5.48
 1997 (c)                          11.08         .20          (.04)         (.21)             --     11.03         1.42
-----------------------------------------------------------------------------------------------------------------------

            *  Annualized.

           ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Kentucky.

          (a) Total returns are calculated on net asset value without any sales charge and are not annualized except were noted.

          (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c)  From commencement of class operations as noted.

          (d)  For the six months ending November 30, 1997.

                                     Ratios/Supplemental data
--------------------------------------------------------------------------------------------
                                         Ratio                           Ratio
                                        of net                          of net
                   Ratio of         investment         Ratio of     investment
                   expenses          income to         expenses      income to
                 to average            average       to average        average
                 net assets         net assets       net assets     net assets
    Net assets       before             before            after          after     Portfolio
 end of period    reimburse-         reimburse-       reimburse-     reimburse-      turnover
(in thousands)         ment               ment         ment (b)       ment (b)          rate
--------------------------------------------------------------------------------------------

     $442,754           .84%*             5.15%*            .71%*         5.28%*           8%
      430,803           .99               5.20              .75           5.44            13
      410,808          1.02               5.19              .71           5.50            17
      394,457          1.04               5.49              .68           5.85            28
      369,495          1.03               5.15              .58           5.60            12
      309,223          1.05               5.52              .61           5.96            15
      207,395          1.05               5.96              .62           6.39             5
      142,449          1.06               6.31              .72           6.65            23
      111,234          1.07               6.31              .75           6.63            57
       72,059          1.11               6.50              .67           6.94            32
       40,945          1.10               6.50              .51           7.09            36

        2,392          1.59*              4.41*            1.47*          4.53*            8
          544          1.59*              4.56*            1.39*          4.76*           13

       27,187          1.39*              4.60*            1.26*          4.73*            8
       24,468          1.54               4.64             1.29           4.89            13
       20,647          1.57               4.63             1.27           4.93            17
       15,831          1.58               4.92             1.23           5.27            28
       11,172          1.65*              4.39*            1.08*          4.96*           12

          651           .64*              5.35*             .51*          5.48*            8
          455           .64*              5.62*             .49*          5.77*           13
--------------------------------------------------------------------------------------------

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance          Less distributions
                                          -------------------------    ---------------------------
                                                                Net
Nuveen Flagship                     Net                realized and     Dividends                         Net        Total
Kentucky Limited Term**           asset                  unrealized     from tax-                       asset       return
                                  value          Net    gain (loss)    exempt net    Distributions      value       on net
Year ending                   beginning   investment           from    investment     from capital     end of        asset
May 31,                       of period   income (b)    investments        income            gains     period    value (a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/95)
 1998 (d)                         $9.92         $.22          $ .17        $(.22)             $--      $10.09        3.95%
 1997                              9.79          .45            .12         (.44)              --        9.92        5.96
 1996 (c)                          9.75          .31            .04         (.31)              --        9.79        5.45*

Class C (9/95)
 1998 (d)                          9.92          .20            .16         (.20)              --       10.08        3.68
 1997                              9.79          .41            .13         (.41)              --        9.92        5.64
 1996 (c)                          9.75          .29            .04         (.29)              --        9.79        5.12*

Class R (2/97)
 1998 (d)                          9.92          .23            .15         (.23)              --       10.07        3.87
 1997 (c)                          9.98          .15           (.10)        (.11)              --        9.92         .56
--------------------------------------------------------------------------------------------------------------------------

             * Annualized.

            ** Information included prior to the fiscal year ending May 31,
               1997, reflects the financial highlights of Flagship Kentucky Limited Term.

           (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

           (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

           (c) From commencement of class operations as noted.

           (d) For the six months ending November 30, 1997.

                        Ratios/Supplemental data
-------------------------------------------------------------------------------
                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
    Net assets        before       before        after        after   Portfolio
 end of period    reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)          ment         ment      ment(b)      ment(b)        rate
-------------------------------------------------------------------------------

        $9,814          1.36%*       3.63%*        .65%*       4.34%*        13%
         8,870          1.68         3.37          .53         4.52          56
         8,389          1.67*        3.07*         .37*        4.37*         48

         2,398          1.71*        3.28*        1.00*        3.99*         13
         2,144          2.00         3.03          .84         4.19          56
         1,767          1.98*        2.78*         .64*        4.12*         48

            15          1.15*        3.78*         .45*        4.48*         13
            --           .86*        4.87*          --         5.73*         56
--------------------------------------------------------------------------------

Additional Investment
Opportunities

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth Funds

Nuveen Rittenhouse Growth Fund


Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate
Limited Term


State Funds

Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin

                                     -----
                                     40

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530


Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, Illinois

                                     -----
                                     41

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
 John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com
                                                                    VSA-KY-11.97

NUVEEN
Municipal
Bond Funds



November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.







Wisconsin

Contents




 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

14  Statement of Changes in Net Assets

15  Notes to Financial Statements

22  Financial Highlights

24  Additional Investment Opportunities

25  Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime
to build. Once achieved,
it should be preserved.


It's a pleasure to share with you the Nuveen Flagship Wisconsin Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.90%. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 7.66% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 7.26% with income reinvested, outpacing the average return of 6.61% for its peer group, the Lipper other states long-term municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998



"The events of 1997
have focused renewed
attention on the need
for diversification and
appropriate asset
allocation."

Answering Your Questions


[PHOTO OF TED NEILD]
Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.


What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.26%, which compares favorably with the one-year average return of 6.61% for the peer group of long-term state municipal

"The price appreciation of
the bonds in the portfolio
has allowed us to maintain
strong dividends even as
interest rates fell during
the year."




bond funds tracked by Lipper Analytical Services--a 65 basis point difference. The fund was one of the top performers in its category, ranking 12th among the 67 municipal bond funds in the grouping.

Given the current municipal market, where were you able to find value?
One of the ways that we achieved such outstanding performance and created value for shareholders was by finding well-structured bonds to add to the portfolio. We looked for bonds with the combination of maturity, credit quality and call protection that we felt would appreciate in value. Well-structured state bonds are becoming more difficult to find in the competitive marketplace, so those bonds in our portfolio are increasing in value. The price appreciation of the bonds in the portfolio has allowed us to maintain strong dividends even as interest rates fell during the year.

What are your key strategies for the coming year?
To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, we will continue to selectively purchase the bonds that we feel will keep the portfolio balanced in all of these areas. With the future of the economy so uncertain and many experts calling for a market correction, we will lean toward a more cautious portfolio management strategy in the coming months.

"Looking at the year ahead,
we believe the overall
market will continue to
strike a good balance
between supply and
demand."



As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Wisconsin
Municipal Bond Fund
Performance Overview

As of November 30, 1997



Fund Highlights
==========================================================================================
Share Class                                     A            B             C             R
Inception Date                               6/94         2/97          2/97          2/97
Net Asset Value (NAV)                      $10.09       $10.12        $10.11       $ 10.12
CUSIP                                   67065R721    67065R713     67065R697     67065R689
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                            $18,709
Average Weighted Maturity (Years)                                                    21.22
Average Weighted Duration (Years)                                                     8.41
------------------------------------------------------------------------------------------

Annualized Total Return/1/
==========================================================================================
Share Class                     A(NAV)    A(Offer)           B             C            R
1-Year                           7.26%       2.80%        6.83%         6.94%        7.72%
3-Year                           9.76%       8.21%        9.22%         9.39%        9.92%
Since Inception                  6.78%       5.48%        6.24%         6.42%        6.91%
------------------------------------------------------------------------------------------

Tax-Free Yields
==========================================================================================
Share Class                     A(NAV)    A(Offer)           B             C            R
Dist Rate                        5.00%       4.79%        4.21%         4.45%        5.16%
SEC 30-Day Yld                   4.90%       4.70%        4.15%         4.35%        5.10%
Taxable Equiv Yld/2/             7.66%       7.34%        6.48%         6.80%        7.97%
------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality
                            [PIE CHART APPEAR HERE]
                        BBB/NR                          34%
                        A                               20%
                        AA                               5%
                        AAA                             41%

Diversification

                            [PIE CHART APPEAR HERE]

                        Tax Obligation (limited)        37%
                        Utilities                       13%
                        Housing (Multi-Family)          12%
                        Long-Term Care                  10%
                        Health Care                      9%
                        U.S. Guaranteed                  4%
                        Capital Goods                    3%
                        Education/Civic Org.             3%
                        Housing (Single-Family)          3%
                        Transportation                   3%
                        Other                            3%

Dividend History (A Shares)
                            [BAR CHART APPEAR HERE]

0.04277           December 1996
0.04289           January 1997
0.0421            February 1997
0.0421            March 1997
0.0421            April 1997
0.0421            May 1997
0.042             June 1997
0.042             July 1997
0.042             August 1997
0.042             September 1997
0.042             October 1997
0.042             November 1997

                                Portfolio of Investments (Unaudited)
                                Nuveen Flagship Wisconsin
          Principal                                                                   Optional Call               Market
             Amount  Description                                                        Provisions*  Ratings**     Value
-------------------------------------------------------------------------------------------------------------------------
                     Capital Goods -- 3.0%

                     Menomonee Falls, Wisconsin, Community Development
                     Authority, Development Revenue, Herker Industries Inc.
                     Project:
           $255,000    5.200%, 3/01/07                                                  3/01 at 103        N/R  $261,877
            300,000    5.250%, 3/01/08                                                  3/01 at 103        N/R   307,260
-------------------------------------------------------------------------------------------------------------------------
                     Education and Civic Organizations -- 3.2%

            600,000  University of Puerto Rico, University Revenues, Series M,      6/05 at 101 1/2        AAA   599,994
                       5.250%, 6/01/25
-------------------------------------------------------------------------------------------------------------------------
                     Health Care -- 9.1%

            500,000  Puerto Rico Industrial Tourist Educational Medical                 7/05 at 102        AAA   543,635
                       & Environmental Control Facilities Financing
                       Authority, Hospital Revenue, Hospital Auxilio Mutuo
                       Obligation Group, Series A, 6.250%

            450,000  Puerto Rico Industrial Tourist Educational Medical             8/05 at 101 1/2        AAA   484,142
                       & Environmental Control Facilities Financing Authority,
                       Hospital Revenue Refunding, Pila Hospital Project,
                       Series A, 5.875%, 8/01/12

                     Superior Wisconsin Redevelopment Authority,
                     Superior Memorial Hospital Mortgage:
            100,000    5.300%, 5/01/04                                                  5/02 at 102         AA   104,758
            210,000    5.300%, 11/01/04                                                 5/02 at 102         AA   219,992
            150,000    5.600%, 11/01/07                                                 5/02 at 102         AA   157,661
            175,000    5.700%, 11/01/09                                                 5/02 at 102         AA   183,022
-------------------------------------------------------------------------------------------------------------------------
                     Housing/Multifamily -- 11.8%

                     Dane County, Wisconsin, Housing Authority, Multifamily
                     Revenue, Forest Harbor Apartments Project:
             25,000    5.900%, 7/1/12                                                  No Opt. Call        N/R    25,900
             50,000    5.950%, 7/1/13                                                  No Opt. Call        N/R    51,516
             50,000    6.000%, 7/1/14                                                  No Opt. Call        N/R    51,262

            425,000  Madison, Wisconsin, Community Development Authority,              12/02 at 102        N/R   435,408
                       Multifamily Revenue, Nichols Station II Project,
                       4.950%, 12/01/07

            200,000  Milwaukee, Wisconsin, Redevelopment Authority,                     8/07 at 102        N/R   204,702
                       Multifamily Revenue, City Hall, 6.000%, 8/01/22

            300,000  Walworth County, Wisconsin, Housing Authority,                     9/05 at 102        N/R   303,579
                       Housing Revenue, Kiwanis Heritage Senior
                       Apartments, 5.550%, 9/1/22

    Principal                                                           Optional Call                  Market
       Amount     Description                                             Provisions*   Ratings**       Value
-------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily -- continued
                  Waukesha, Wisconsin, Housing Authority, Multifamily
                  Revenue Refunding, Westgrove Woods, Series A:
   $  350,000       5.800%, 12/01/18                                       12/06 at 102       AAA  $  360,623
      750,000       6.000%, 12/01/31                                       12/06 at 102       AAA     778,770
-------------------------------------------------------------------------------------------------------------
                  Housing/Single Family -- 3.4%

      300,000     Puerto Rico Housing Bank and Finance Agency,              4/05 at 102       AAA     313,341
                    Single Family Mortgage Revenue, Afford
                    Housing Mortgage, Portfolio I,
                    6.250%, 4/01/29

      300,000     Virgin Islands Housing Finance Authority, Single          3/05 at 102       AAA     317,085
                    Family Revenue, Series A, 6.450%, 3/01/16
-------------------------------------------------------------------------------------------------------------
                  Industrial/Other -- 0.8%

      150,000     Milwaukee, Wisconsin, Redevelopment Authority,           12/01 at 102        A+     151,271
                    Redevelopment Revenue, Job Opportunity,
                    Veterans Housing, 4.500%, 12/01/02
-------------------------------------------------------------------------------------------------------------
                  Long Term Care -- 9.5%

                  Sheboygan County, Wisconsin, Housing Authority,
                  Housing Revenue Refunding, Rocky Knoll Health
                  Center Project:
      150,000       5.300%, 12/01/17                                       12/04 at 100        A1     150,192
      195,000       5.300%, 12/01/18                                       12/04 at 100        A1     195,800
      395,000       5.300%, 12/01/19                                       12/04 at 100        A1     396,414
    1,000,000       6.150%, 7/20/31                                         7/04 at 102       N/R   1,037,200
-------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General -- 1.3%

      250,000     Guam Government, Series A, 5.400%, 11/15/18              11/03 at 102       BBB     247,828
-------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited -- 36.5%

    1,500,000     Cudahy, Wisconsin, Community Development Authority,       6/06 at 100       N/R   1,513,905
                    Redevelopment Lease Revenue, 6.000%, 6/01/11

      300,000     Madison, Wisconsin, Community Development Authority,      3/05 at 100       Aa2     326,283
                    Revenue Lease, Monona Terrace Community and
                    Convention Center Project, 6.100%, 3/01/10

      200,000     Puerto Rico Commonwealth Aqueduct and Sewer           7/06 at 101 1/2         A     194,294
                    Authority, Revenue Refunding, 5.000%, 7/01/15

      320,000     Puerto Rico Commonwealth Highway and Transportation   7/02 at 101 1/2         A     350,845
                    Authority, Highway Revenue, Series V,
                    6.625%, 7/01/12

9

                  Portfolio of Investments (Unaudited)
                  Nuveen Flagship Wisconsin -- continued

    Principal                                                            Optional Call                 Market
       Amount     Description                                              Provisions*  Ratings**       Value
-------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited -- continued

$     200,000     Puerto Rico Commonwealth Highway and Transportation  7/06 at 101 1/2          A  $  201,266
                    Authority, Highway Revenue, Series Y,
                    5.500%, 7/01/26

      600,000     Puerto Rico Public Buildings Authority, Guaranteed   7/03 at 101 1/2          A     616,662
                    Public Education and Health Facilities, Refunding,
                    Series M, 5.750%, 7/01/15

      250,000     Puerto Rico Public Buildings Authority,              7/07 at 101 1/2          A     246,000
                    Government Facilities, Series B, 5.250%, 7/01/21

                  Southeast, Wisconsin, Professional Baseball Park District
                  Sales Tax Revenue:
      225,000       5.650%, 12/15/16                                       3/07 at 101        AAA     233,226
      600,000       5.800%, 12/15/26                                       3/07 at 101        AAA     625,926
    1,390,000       0.000%, 12/15/27                                      No Opt. Call        AAA     274,497
    1,000,000       0.000%, 12/15/29                                      No Opt. Call        AAA     177,160

      500,000     Wauwatosa, Wisconsin, Redevelopment Authority,          12/07 at 100        AAA     516,355
                    Redevelopment Lease Revenue, 5.650%, 12/01/16

    1,000,000     Wisconsin Center District, Wisconsin, Tax Revenue,      12/06 at 101          A   1,029,250
                  Junior Dedicated, Series B, 5.700%, 12/15/20

    1,500,000     Wisconsin Center District, Wisconsin, Tax Revenue,      No Opt. Call        AAA     517,455
                    Senior Dedicated, Series A, 0.000%, 12/15/17
-------------------------------------------------------------------------------------------------------------
                  Transportation -- 2.9%

      500,000     Puerto Rico Ports Authority, Special Facilities,         6/06 at 102       BBB-     539,780
                    American Airlines, Series A, 6.250%, 6/01/26
-------------------------------------------------------------------------------------------------------------
                  U.S.Guaranteed -- 3.5%

      590,000     Puerto Rico Commonwealth, Public Improvement,        7/02 at 101 1/2        AAA     661,136
                    6.800%, 7/01/21
-------------------------------------------------------------------------------------------------------------
                  Utilities -- 13.1%

                  Guam Power Authority, Series A:
      315,000       6.300%, 10/01/22                                      10/02 at 102        BBB     328,995
      285,000       5.250%, 10/01/23                                      10/03 at 102        BBB     275,592

      500,000     Municipal Electric Authority, Georgia, Project One,      1/07 at 101        AAA     488,665
                    Subseries B, Refunding, 5.125%, 1/01/20

                  Puerto Rico Electric Power Authority, Power Revenue,
                  Formerly Puerto Rico Commonwealth Water Resource
                  Authority, Series T:
      115,000       6.000%, 7/01/16                                        7/04 at 102       BBB+     121,548
      145,000       6.375%, 7/01/24                                        7/04 at 102       BBB+     159,370


   Principal                                                                         Optional Call                  Market
      Amount      Description                                                          Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
                  Utilities -- continued

 $   300,000      Puerto Rico Electric Power Authority, Power Revenue,                 7/05 at 100       BBB+  $   295,200
                    Formerly Puerto Rico Commonwealth Water
                    Resource Authority, Power Refunding, Series Z,
                    5.250%, 7/01/21

     650,000      Puerto Rico Electric Power Authority, Power Revenue,             7/07 at 101 1/2        AAA      653,029
                    Formerly Puerto Rico Commonwealth Water
                    Resource Authority, Series Aa, 5.375%, 7/01/27

     125,000      Puerto Rico Telephone Authority, Revenue                         1/03 at 101 1/2         A+      129,682
                    Refunding, Series M, 5.400%, 1/01/08
--------------------------------------------------------------------------------------------------------------------------
 $20,740,000      Total Investments -- (cost $17,620,210) -- 98.1%                                              18,359,353
============--------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- 1.9%                                                            349,381
                  --------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                           $18,708,734
                  ========================================================================================================

                  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                        There may be other call provisions at varying prices at later dates.

                  **    Ratings: Using the higher of Standard & Poor's or
                        Moody's rating.

                  N/R-- Investment is not rated.

                                 See accompanying notes to financial statements.
11


Statement of Net Assets (Unaudited)
November 30, 1997
                                                                                              Nuveen Flagship
                                                                                                    Wisconsin
--------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                     $18,359,353
Cash                                                                                                   15,641
Receivables:
  Fund Manager (note 6)                                                                                 4,730
  Interest                                                                                            380,496
  Shares sold                                                                                          32,294
Other assets                                                                                              128
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 18,792,642
--------------------------------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                                               200
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 6)                                                   3,625
  Other                                                                                                 3,889
Dividends payable                                                                                      76,194
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                83,908
--------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                               $18,708,734
==============================================================================================================
Class A Shares (note 1)
Net assets                                                                                        $17,508,756
Shares outstanding                                                                                  1,734,633
Net asset value and redemption price per share                                                    $     10.09
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                              $     10.53
==============================================================================================================
Class B Shares (note 1)
Net assets                                                                                        $   666,921
Shares outstanding                                                                                     65,932
Net asset value, offering and redemption price per share                                          $     10.12
==============================================================================================================
Class C Shares (note 1)
Net assets                                                                                        $   490,487
Shares outstanding                                                                                     48,509
Net asset value, offering and redemption price per share                                          $     10.11
==============================================================================================================

Class R Shares (note 1)
Net assets                                                                                        $    42,570
Shares outstanding                                                                                      4,208
Net asset value, offering and redemption price per share                                          $     10.12

==============================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                          Nuveen Flagship
                                                                                Wisconsin
------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                              $463,796
------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                           46,070
12b-1 service fees - Class A (notes 1 and 6)                                       16,106
12b-1 distribution and service fees - Class B (notes 1 and 6)                       1,578
12b-1 distribution and service fees - Class C (notes 1 and 6)                       1,023
Shareholders' servicing agent fees and expenses                                     6,398
Custodian's fees and expenses                                                      17,354
Trustees' fees and expenses (note 6)                                                  132
Professional fees                                                                   4,751
Shareholders' reports -- printing and mailing expenses                              2,718
Federal and state registration fees                                                 5,583
Organizational expenses                                                            16,397
Other expenses                                                                        298
------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       118,408
 Expense reimbursement (note 6)                                                   (72,905)
------------------------------------------------------------------------------------------
Net expenses                                                                       45,503
------------------------------------------------------------------------------------------
Net investment income                                                             418,293
------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                      2,947
Net change in unrealized appreciation or depreciation of investments              455,354
------------------------------------------------------------------------------------------
Net gain from investments                                                         458,301
------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $876,594
==========================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                Nuveen Flagship Wisconsin
                                                          ------------------------------------
                                                          Six months ended          Year ended
                                                                  11/30/97            5/31/97*
----------------------------------------------------------------------------------------------
Operations
Net investment income                                          $   418,293         $   695,732
Net realized gain from investment transactions
  (notes 1 and 4)                                                    2,947              56,143
Net change in unrealized appreciation or depreciation
  of investments                                                   455,354             197,701
----------------------------------------------------------------------------------------------
Net increase in net assets from operations                         876,594             949,576
----------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                         (403,448)           (695,122)
  Class B                                                           (6,669)               (113)
  Class C                                                           (5,966)               (292)
  Class R                                                           (1,087)               (179)
----------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (417,170)           (695,706)
----------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                 4,323,007           3,122,525
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                             268,507             436,454
----------------------------------------------------------------------------------------------
                                                                 4,591,514           3,558,979
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (482,998)         (2,042,200)
----------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                   4,108,516           1,516,779
----------------------------------------------------------------------------------------------
Net increase in net assets                                       4,567,940           1,770,649
Net assets at the beginning of period                           14,140,794          12,370,145
----------------------------------------------------------------------------------------------
Net assets at the end of period                                $18,708,734         $14,140,794
==============================================================================================
Balance of undistributed net investment
  income at end of period                                      $     1,149         $        26
==============================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).

14                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Wisconsin Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Wisconsin Double Tax Exempt Fund ("Flagship Wisconsin") was reorganized into the Trust and renamed Nuveen Flagship Wisconsin Municipal Bond Fund ("Nuveen Flagship Wisconsin"). Prior to the reorganization, Flagship Wisconsin was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Wisconsin state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $98,000) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $49,085 has been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:



                                 Six months ended 11/30/97       Year ended 5/31/97*
                                 -----------------------------------------------------
                                 Shares             Amount      Shares      Amount
--------------------------------------------------------------------------------------
Shares sold:
   Class A                       327,807          $3,285,608    307,424   $ 2,987,828
   Class B                        63,457             633,938      2,074        20,074
   Class C                        40,376             403,461      7,750        75,100
   Class R                            --                  --      4,100        39,523
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                        26,078             259,624     44,825       436,398
   Class B                           395               3,964          6            56
   Class C                           383               3,838         --            --
   Class R                           108               1,081         --            --
--------------------------------------------------------------------------------------
                                 458,604           4,591,514    366,179     3,558,979
--------------------------------------------------------------------------------------
Shares redeemed:
   Class A                       (48,461)           (482,998)  (210,809)   (2,042,200)
   Class B                            --                  --         --            --
   Class C                            --                  --         --            --
   Class R                            --                  --         --            --
--------------------------------------------------------------------------------------
                                 (48,461)           (482,998)  (210,809)   (2,042,200)
--------------------------------------------------------------------------------------
Net increase                     410,143          $4,108,516    155,370   $ 1,516,779
======================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Nuveen Flagship Wisconsin (see note 1).

3. Distributions to Shareholders

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

---------------------------
Dividend per share:
   Class A           $.0420
   Class B            .0355
   Class C            .0375
   Class R            .0435
---------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $4,065,557 and $80,894, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $495,000 and $495,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $7,162 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
At November 30, 1997, net unrealized appreciation aggregated $739,143, of which $740,917 related to appreciated securities and $1,774 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:


Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $70,100 of which approximately $60,700 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $45,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $2,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7.  Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-----------------------------------------------------------------------------------------------
Capital paid-in                                                                    $17,972,657
Balance of undistributed net investment income                                           1,149
Accumulated net realized gain (loss) from investment transactions                       (4,215)
Net unrealized appreciation of investments                                             739,143
-----------------------------------------------------------------------------------------------
Net assets                                                                         $18,708,734
===============================================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                   Operating performance                   Less distributions
                                         ---------------------                   ------------------

                                                                     Net
Nuveen Flagship                       Net                   realized and      Dividends                           Net       Total
Wisconsin**                         asset                     unrealized      from tax-                         asset      return
                                    value             Net    gain (loss)     exempt net   Distributions         value      on net
Year ending                     beginning      investment           from     investment    from capital        end of       asset
May 31,                         of period      income (b)    investments         income           gains        period   value (a)
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)
  1998 (d)                          $9.80            $.25         $ .29          $(.25)         --             $10.09        5.58%
  1997                               9.61             .51           .19           (.51)         --               9.80        7.40
  1996                               9.79             .50          (.18)          (.50)         --               9.61        3.35
  1995 (c)                           9.58             .49           .21           (.49)         --               9.79        7.36*
Class B (2/97)
  1998 (d)                           9.82             .22           .30           (.22)         --              10.12        5.29
  1997 (c)                           9.87             .12          (.06)          (.11)         --               9.82         .60
Class C (2/97)
  1998 (d)                           9.82             .22           .30           (.23)         --              10.11        5.29
  1997 (c)                           9.87             .13          (.07)          (.11)         --               9.82         .65
Class R (2/97)
  1998 (d)                           9.82             .26           .30           (.26)         --              10.12        5.77
  1997 (c)                           9.87             .15          (.07)          (.13)         --               9.82         .84
----------------------------------------------------------------------------------------------------------------------------------

          *  Annualized.
         ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
        (a)  Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
        (b)  After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
        (c)  From commencement of class operations as noted.
        (d)  For the six months ending November 30, 1997.

                                    Ratios/Supplemental data
----------------------------------------------------------------------------------------
                                       Ratio                          Ratio
                                      of net                         of net
                     Ratio of     investment        Ratio of     investment
                     expenses      income to        expenses      income to
                   to average        average      to average        average
                   net assets     net assets      net assets     net assets
    Net assets         before         before           after          after    Portfolio
 end of period     reimburse-     reimburse-      reimburse-     reimburse-     turnover
(in thousands)           ment           ment         ment(b)        ment(b)         rate
----------------------------------------------------------------------------------------
     $  17,509           1.39%*         4.15%*           .52%*         5.02%*         --%
        14,004           1.61           4.10             .51           5.20           42
        12,370           1.51           4.15             .64           5.02           47
         8,278           2.31*          3.33*            .39*          5.25*          52

           667           2.13*          3.39*           1.26*          4.26*          --
            20           2.18*          3.57*            .94*          4.81*          42

           490           1.94*          3.58*           1.06*          4.46*          --
            76           1.98*          3.62*            .69*          4.91*          42

            43           1.19*          4.35*            .32*          5.22*          --
            40           1.28*          4.39*             --           5.67*          42
----------------------------------------------------------------------------------------

23

Additional Investment Opportunities


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds

Nuveen Rittenhouse Growth Fund

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate
Limited Term

State Funds

Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin

                            Fund Information


                            Board of Trustees

                            Robert P. Bremner
                            Lawrence H. Brown
                            Anthony T. Dean
                            Anne E. Impellizzeri
                            Peter R. Sawers
                            William J. Schneider
                            Timothy R. Schwertfeger
                            Judith M. Stockdale


                            Fund Manager

                            Nuveen Advisory Corp.
                            333 West Wacker Drive
                            Chicago, IL 60606


                            Transfer Agent and
                            Shareholder Services

                            Boston Financial Data Service
                            Nuveen Investor Services
                            P.O. Box 8509
                            Boston, MA 02266-8509

                            (800) 225-8530


                            Legal Counsel

                            Fried, Frank, Harris,
                            Shriver & Jacobson
                            Washington, D.C.


                            Independent Public Accountants

                            Arthur Andersen LLP
                            Chicago, Illinois

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

                                                                    VSA-WI-11.97

NUVEEN

Municipal
Bond Funds

November 30, 1997

Semiannual Report


[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.


Missouri

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

18  Statement of Net Assets

19  Statement of Operations

20  Statement of Changes in Net Assets

21  Notes to Financial Statements

27  Financial Highlights

30  Additional Investment Opportunities

31  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Missouri Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.50%. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 6.92% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 7.30% with income reinvested, outpacing the average return of 6.57% for its peer group, the Lipper Missouri municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling

"The events of 1997 have focused renewed attention on the need for diversication and appropriate asset allocation."

commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger
    Timothy R. Schwertfeger
    Chairman of the Board

    January 15, 1998

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.30%, which compares favorably with the one-year average return of 6.57% for the peer group of Missouri municipal bond funds

"The price appreciation

of the bonds in the

portfolio has allowed

us to maintain strong

dividends even as

interest rates fell during

the year."


tracked by Lipper Analytical Services--a 73 basis point difference. Once again, this fund was one of the top performers in its category, ranking third among the 22 municipal bond funds in the grouping.

Given the current municipal market, where were you able to find value?

One of the ways that we achieved such outstanding performance and created value for shareholders was by finding well-structured bonds to add to the portfolio. We looked for bonds with the combination of maturity, credit quality and call protection that we felt would appreciate in value. Well-structured state bonds are becoming more difficult to find in the competitive marketplace, so those bonds in our portfolio are increasing in value. The price appreciation of the bonds in the portfolio has allowed us to maintain strong dividends even as interest rates fell during the year.

What are your key strategies for the coming year?

To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, we will continue to selectively purchase the bonds that we feel will keep the portfolio balanced in all of these areas.
With the future of the economy so uncertain and many experts calling for a market correction, we will lean toward a more cautious portfolio management strategy in the coming months.

"Looking at the year ahead,

we believe the overall

market will continue to

strike a good balance

between supply and

demand."

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Missouri

Municipal Bond Fund

Performance Overview

As of November 30, 1997

Fund Highlights
==========================================================================================================
Share Class                                    A                    B                   C                R

Inception Date                              8/87                 2/97                2/94             2/97
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                     $11.11               $11.10              $11.10           $11.11
----------------------------------------------------------------------------------------------------------
CUSIP                                  67065R812            67065R796           67065R788        67065R770
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                           $240,954
----------------------------------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                                                    20.19
----------------------------------------------------------------------------------------------------------
Average Weighted Duration  (Years)                                                                    7.68
----------------------------------------------------------------------------------------------------------

Annualized Total Return/1/
========================================================================================================
Share Class                 A(NAV)            A(Offer)              B                 C                R

1-Year                      7.30%                2.77%          6.45%             6.72%            7.47%
--------------------------------------------------------------------------------------------------------
5-Year                      7.00%                6.09%          6.37%             6.40%            7.04%
--------------------------------------------------------------------------------------------------------
10-Year                     8.38%                7.92%          7.91%             7.78%            8.40%
--------------------------------------------------------------------------------------------------------

Tax-Free Yields
========================================================================================================
Share Class                 A(NAV)            A(Offer)              B                   C              R

Dist Rate                   5.02%                4.81%          4.27%               4.49%          5.24%
--------------------------------------------------------------------------------------------------------
SEC 30-Day Yld              4.50%                4.31%          3.75%               3.95%          4.70%
--------------------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/        6.92%                6.63%          5.77%               6.08%          7.23%
--------------------------------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR                      19%
A                           17%
AA                           8%
AAA/Pre-refunded            56%
-------------------------------

Diversification

[PIE CHART APPEARS HERE]

Health Care                 13%
U.S. Guaranteed             10%
Long-Term Care               9%
Education/Civic Org.         8%
Housing (Multi-Family)       8%
Housing (Single-Family)      8%
Utilities                    7%
Tax Obligation (G.O.)        6%
Transportation               5%
Water & Sewer                5%
Other                        1%
Tax Obligation (Limited)    20%
-------------------------------

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

12/96   0.04743
 1/97   0.04756
 2/97   0.0467
 3/97   0.0467
 4/97   0.0467
 5/97   0.0467
 6/97   0.0465
 7/97   0.0465
 8/97   0.0465
 9/97   0.0465
10/97   0.0465
11/97   0.0465

              Portfolio of Investments (Unaudited)
              Nuveen Flagship Missouri

              Principal                                                                Optional Call                     Market
              Amount         Description                                                 Provisions*    Ratings**         Value
-------------------------------------------------------------------------------------------------------------------------------
                             Education and Civic Organizations - 7.5%

              $1,000,000     Missouri Higher Education Loan Authority, Student           2/02 at 102            A    $1,059,950
                               Loan Revenue, Sub Lien, 6.500%, 2/15/06

               4,190,000     Missouri Higher Educationl Loan Authority, Student          2/04 at 102            A     4,517,281
                               Loan Revenue, Series F, 6.750%, 2/15/09

               3,630,000     Missouri Health and Educational Facilities Authority,       6/04 at 102           A2     3,848,780
                               Educational Facilities Revenues, University Health
                               Sciences Project, 6.350%, 6/01/14

               1,500,000     Missouri Health and Educational Facilities Authority,      10/04 at 101           A2     1,585,080
                               Educational Facilities Revenue, St. Louis University
                               High School, 6.350%, 10/01/14

               1,200,000     Missouri Health and Educational Facilities Authority,      10/06 at 102          AAA     1,180,536
                               Educational Facilities Revenue, St. Louis University,
                               5.200%, 10/01/26

                             Missouri Health and Educational Facilities Authority,
                             Educational Facilities Revenue, Maryville University
                             of St. Louis Project:
               1,475,000       5.625%, 6/15/13                                           6/07 at 101         Baa1     1,510,194
               1,000,000       5.750%, 6/15/17                                           6/07 at 101         Baa1     1,024,570

                             Saint Louis County, Missouri, Industrial Development
                             Authority, Industrial Revenue, Kiel Center
                             Multipurpose Arena:
                 650,000       7.625%, 12/01/09                                         12/02 at 102          N/R       705,159
               1,000,000       7.750%, 12/01/13                                         12/02 at 102          N/R     1,087,940
                 500,000       7.875%, 12/01/24                                         12/02 at 102          N/R       546,635

               1,000,000     University of Missouri, University Revenues,               11/07 at 101          AA+     1,043,550
                               System Facilities, 5.800%, 11/01/27
-------------------------------------------------------------------------------------------------------------------------------
                             Health Care - 12.5%

                 415,000     Dent County, Missouri, Industrial Development Authority,    6/01 at 102          N/R       448,366
                               Industrial Development Revenue, Southeast Missouri
                               Community Treatment Center, 8.500%, 6/01/12

                 775,000     Farmington, Missouri, Industrial Development Authority,     6/01 at 102          N/R       841,666
                               Industrial Development Revenue, Southeast Missouri
                               Community Treatment Center, 8.500%, 6/01/12

               1,150,000     Hannibal, Missouri, Industrial Development Authority,       3/06 at 102          AAA     1,197,829
                               Health Facilities Revenue, Hannibal Regional
                               Hospital, Series A, 5.750%, 3/01/22

                             8


        Principal                                                                 Optional Call                      Market
           Amount    Description                                                    Provisions*     Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------
                     Health Care - continued

                     Jackson County, Missouri, Industrial Development
                     Authority, Health Care Corporation Revenue,
                     St. Joseph Health Center:
       $2,000,000      6.500%, 7/01/12                                              7/02 at 102           AAA    $2,172,420
        6,250,000      6.500%, 7/01/19                                              7/02 at 102           AAA     6,783,375

          250,000    Joplin, Missouri, Catholic Health Corporation, Industrial      6/99 at 100           AAA       255,580
                       Development Authority, Health Facilities Revenue,
                       St. Johns Regional Medical, 7.125%, 6/01/14

        2,565,000    Missouri Health and Educational Facilities Authority,          2/02 at 102           AAA     2,759,401
                       Health Facilities Revenue, Health Midwest, Series B,
                       6.250%, 2/15/12

          555,000    Missouri Health and Educational Facilities Authority,         11/02 at 102          BBB+       604,900
                       Health Facilities Revenue, Heartland Health System
                       Project, 6.875%, 11/15/04

                     Missouri Health and Educational Facilities Authority,
                     Health Facilities Revenue, BJC Health System, Series A:
        2,450,000      6.750%, 2/15/12                                             No Opt. Call            AA     2,880,710
          650,000      6.500%, 5/15/20                                              5/04 at 102            AA       704,451

        1,000,000    Missouri Health and Educational Facilities Authority,          2/06 at 102          BBB+     1,063,580
                       Health Facilities Revenue, Lake of the Ozarks
                       General Hospital, 6.500%, 2/15/21

                     Missouri Health and Educational Facilities Authority,
                     Health Facilities Revenue, Lester Cox Center, Series H:
        2,650,000      0.000%, 9/01/17                                             No Opt. Call           AAA       928,295
        5,690,000      0.000%, 9/01/21                                             No Opt. Call           AAA     1,589,672
        6,300,000      0.000%, 9/01/22                                             No Opt. Call           AAA     1,668,114

          200,000    Missouri Health and Educational Facilities Authority,     10/99 at 102-1/2          BBB+       217,526
                       Health Facilities Revenue Refunding and
                       Improvement, Heartland Health, 8.125%, 10/01/10

          300,000    Missouri Health and Educational Facilities Authority,         11/05 at 100           BBB       300,723
                       Health Facilities Revenue, C E Still Osteopathic
                       Hospital, 7.625%, 2/01/08

        1,000,000    Missouri Environmental Improvement and Energy                 No Opt. Call            A3     1,096,710
                       Resource Authority, Pollution Control Revenue,
                       American Cyanamid Company, 5.800%, 9/01/09

                     University of Missouri Health Facilities Revenue,
                     University of Missouri Health System, Series A:
        3,205,000      5.500%, 11/01/16                                            11/06 at 102           AAA     3,270,831
        1,390,000      5.600%, 11/01/26                                            11/06 at 102           AAA     1,421,873


Portfolio of Investments (Unaudited)
Nuveen Flagship Missouri -- continued

  Principal                                                                    Optional Call                                 Market
     Amount     Description                                                      Provisions*            Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 7.8%

$ 2,000,000     Missouri Economic Development Export and                         9/99 at 102                   AA        $2,100,160
                  Infrastructure Board, Multifamily Revenue, Quality
                  Hill Projects, Series A, 7.500%, 9/15/21

    885,000     Missouri Housing Development Commission,                        12/05 at 103                  N/R           911,258
                  Multifamily, Primm Place Apartments, Series A,
                  6.250%, 12/01/17

  2,000,000     Saint Louis County, Missouri, Housing Authority,                 3/05 at 102                  AAA         2,129,080
                  Multifamily Housing Revenue, Kensington Square
                  Apartments Project, 6.650%, 3/01/20

    500,000     Saint Louis County, Missouri, Industrial Development             3/99 at 102                  AAA           519,620
                  Authority, Multifamily Housing Revenue, Lucas and
                  Hunt Village Project, 7.500%, 9/20/19

  9,105,000     Saint Louis County, Missouri, Industrial Development             8/06 at 105                  AAA         9,815,281
                  Authority, Multifamily Housing Revenue, Covington
                  Manor Apartments, Series A, 6.875%, 8/20/36

  1,890,000     St. Louis, Missouri, Land Clearance Redevelopment                5/03 at 102                  AAA         1,961,366
                  Authority, Multifamily Revenue, St. Louis Place
                  Apartments, 6.250%, 8/01/27

  1,425,000     University City, Missouri, Industrial Development                8/07 at 102                  Aaa         1,460,027
                  Authority, River Valley Apartments, Series A,
                  5.900%, 2/20/37
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 8.2%

  2,950,000     Greene County, Missouri, Single Family Mortgage                 No Opt. Call                  AAA         3,163,787
                  Revenue, 6.300%, 12/01/22

  1,940,000     Missouri Housing Development Commission, Mortgage                3/07 at 102                  AAA         2,013,448
                  Revenue, Homeowner Loan, Series D,
                  6.125%, 3/01/28

  1,000,000     Missouri Housing Development Commission, Mortgage                3/07 at 105                  AAA         1,122,270
                  Revenue, Homeowner Loan, Series A-2,
                  7.300%, 3/01/28

    265,000     Missouri Housing Development Commission, Mortgage                3/07 at 101                  AAA           270,907
                  Revenue, Homeowner Loan, Series B-2,
                  5.900%, 9/01/28

                Missouri Housing Development Commission, Mortgage
                Revenue Series B:
  2,350,000       6.375%, 9/01/20                                                9/06 at 102                  AAA         2,472,153
  1,880,000       6.450%, 9/01/27                                                9/06 at 102                  AAA         1,990,469




  Principal                                                                    Optional Call                                 Market
     Amount     Description                                                      Provisions*            Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- continued

$   935,000     Missouri Housing Development Commission, Mortgage                6/00 at 102                  AAA        $  985,565
                  Revenue, GNMA Mortgage, Series B,
                  7.750%, 6/01/22

                Missouri Housing Development Commission, Mortgage
                Revenue, Series A:
    500,000       6.700%, 12/01/07                                              12/04 at 102                  AAA           525,645
  2,210,000       7.125%, 12/01/14                                              12/04 at 102                  AAA         2,358,888
    980,000       7.200%, 12/01/17                                              12/04 at 102                  AAA         1,047,561
    145,000       7.625%, 2/01/22                                                2/00 at 102                  AAA           151,848
  1,650,000       7.375%, 8/01/23                                                2/01 at 102                  AAA         1,748,258

  1,775,000     Missouri State Housing Development Commission,                   9/07 at 101                  AAA         1,794,951
                  Mortgage Revenue, Series C, 5.500%, 9/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other -- 1.2%

    500,000     Jefferson City, Missouri, Industrial Development                 4/00 at 100                  N/R           512,520
                  Revenue, Scholastic Inc. Project, 7.200%, 4/01/03

  2,175,000     Missouri Economic Development Export and                        12/01 at 102                  N/R         2,335,341
                  Infrastructure Board, Industrial Development
                  Revenue, Drury Inn Project, 8.250%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 8.2%

  1,000,000     Lee's Summit, Missouri, Industrial Development                   8/05 at 102                  N/R         1,055,860
                  Authority, Health Facilities Revenue, John Knox
                  Village Project, 6.625%, 8/15/13

  3,750,000     Missouri Health and Educational Facilities Authority,            2/06 at 102                  N/R         3,927,113
                  Health Facilities Revenue, Lutheran Senior Services,
                  Series A, 6.375%, 2/01/27

  3,000,000     Missouri Health and Educational Facilities Authority,            2/07 at 102                  N/R         3,040,200
                  Health Facilities Revenue, Lutheran Senior Services,
                  5.875%, 2/01/23

                Saint Louis County, Missouri, Industrial Development
                Authority, Friendship Village West County, Series A:
  1,265,000       5.750%, 9/01/05                                               No Opt. Call                  N/R         1,327,769
  1,800,000       6.250%, 9/01/10                                                9/06 at 102                  N/R         1,918,890

                St. Louis County, Missouri, Industrial Development
                Authority, Health Facilities Revenue, Lutheran
                Health Care Association, Series A:
  4,565,000       7.375%, 2/01/14                                                2/02 at 102                  N/R         5,163,882
  2,650,000       7.625%, 2/01/22                                                2/02 at 102                  N/R         3,022,670


                  Portfolio of Investments (Unaudited)
                  Nuveen Flagship Missouri-continued

  Principal                                                              Optional Call                  Market
     Amount       Description                                              Provisions*   Ratings**       Value
--------------------------------------------------------------------------------------------------------------
                  Long Term Care - continued

 $2,425,000       St. Louis County, Missouri, Industrial Development        8/05 at 104        AAA  $2,608,112
                     Authority, Health Facilities Revenue, Mother of
                     Perpetual Help, 6.250%, 8/01/28
--------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General - 6.8%
     40,000       Clay County, Missouri, Public Water Supply                6/01 at 100        N/R      40,531
                    District No 6, 8.200%, 6/01/01

  1,000,000       Jefferson City, Missouri, School District, Series A,     No Opt. Call         Aa   1,179,270
                    6.700%, 3/01/11

  2,200,000       Missouri, Fourth State Building, Series A,                8/06 at 100        AAA   2,237,752
                    5.500%, 8/01/21

                  Puerto Rico Commonwealth:
  2,500,000         6.450%, 7/01/17                                         7/04 at 102          A   2,770,000
  2,400,000         5.000%, 7/01/21                                         7/03 at 100          A   2,297,352
  3,350,000         6.500%, 7/01/23                                     7/04 at 101 1/2          A   3,701,114

  1,500,000       Troy, Missouri, Reorganization School District No 3,      3/05 at 100        AAA   1,649,520
                    Lincoln County, 6.100%, 3/01/14
--------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited - 19.9%

  2,285,000       Branson, Missouri, Public Building Corporation,          11/06 at 101          BBB 2,385,677
                    Leasehold Revenue, City Hall and Fire Station
                    Improvements, 6.250%, 11/01/12

                  Branson, Missouri, Tax Increment Allocation Revenue,
                  Branson Meadows Project, Series A:
  1,095,000         6.700%, 11/01/07                                       No Opt. Call          N/R 1,123,470
  1,245,000         6.950%, 11/01/09                                       No Opt. Call          N/R 1,277,358

  1,500,000       Clay County, Missouri, Public Building Authority,         5/02 at 102          N/R 1,636,935
                    Leasehold Revenue Refunding and Improvement,
                    Paradise Point Golf Project, 7.625%, 5/15/14

  1,025,000       Excelsior Springs, Missouri, School District Building    No Opt. Call          AAA   444,891
                    Corporation, Leasehold Revenue, Excelsior Springs
                    40 School District, 0.000%, 3/01/14

                  Jackson County, Missouri, Public Facilities Authority,
                  Insured Leasehold Revenue Refunding and
                  Improvement, Capital Imports Project:
  2,000,000         6.125%, 12/01/15                                       12/04 at 100          AAA 2,120,120
  3,010,000         5.375%, 12/01/16                                       12/06 at 101          AAA 3,048,679

  1,200,000       Kansas City, Missouri, Land Clearance Redevelopment      12/05 at 102          AAA 1,280,952
                    Authority, Lease Revenue, Municipal Auditorium and
                    Muehlebach Hotel, Series A, 5.900%, 12/01/18

Principal                                                               Optional Call                  Market
Amount            Description                                             Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/Limited - continued

                  Kansas City, Missouri, Municipal Assistance Corporation,
                  Leasehold Improvement, Truman Medical, Series A:
 $  645,000         7.000%, 11/01/09                                         11/01 at 100           A  $  682,055
    695,000         7.000%, 11/01/10                                         11/01 at 100           A     734,045

                  Lake St. Louis, Missouri, Certificates of Participation,
                  Public Facilities, Municipal Golf Course Project:
  1,020,000         6.900%, 12/01/05                                         12/02 at 103         N/R   1,050,559
  2,720,000         7.550%, 12/01/14                                         12/02 at 103         N/R   2,801,627

    250,000       Missouri School Boards Association, Lease                   9/98 at 100         AAA     252,115
                    Participation Certificates, School District Valley Park,
                    Series A, 7.375%, 3/01/10

  1,500,000       Missouri School Boards Association, Lease                   3/06 at 101         AAA   1,577,760
                    Participation Certificates, No. 6 School District,
                    Series C, 5.625%, 3/01/11

    320,000       Missouri Certificates of Participation, Psychiatric        11/05 at 100          AA     330,771
                    Rehabilitation Center Project, Series A,
                    6.000%, 11/01/15

  1,500,000       Puerto Rico Commonwealth Highway and                    7/02 at 101 1/2           A   1,644,585
                    Transportation Authority, Highway Revenue,
                    Series V, 6.625%, 7/01/12

  5,900,000       Puerto Rico Commonwealth Highway and                        7/16 at 100           A   5,989,208
                    Transportation Authority, Highway Revenue,
                    Series Y, 5.500%, 7/01/36

  1,400,000       Puerto Rico Commonwealth Highway and                       No Opt. Call         AAA   1,480,360
                    Transportation Authority, Highway Revenue,
                    Series W, 5.500%, 7/01/15

  4,500,000       Puerto Rico Public Buildings Authority, Series L,          No Opt. Call           A   4,682,025
                    5.500%, 7/01/21

    250,000       Puerto Rico Public Buildings Authority, Government      7/07 at 101 1/2           A     246,000
                    Facilities, Series B, 5.250%, 7/01/21

  4,650,000       St. Louis County, Missouri, Regional Convention             8/03 at 102           A   4,724,772
                    and Sports Complex Authority, Convention and
                    Sports Project, Series B, 5.750%, 8/15/21

  1,370,000       Saint Louis, Missouri, Land Clearance Redevelopment         7/00 at 102         N/R   1,511,165
                    Authority, Stadium East Redevelopment Project,
                    7.750%, 7/01/21

    300,000      Saint Louis, Missouri, Land Clearance Redevelopment         No Opt. Call         AAA     294,945
                    Authority, Kiel Site Lease, Series A, 5.125%, 7/01/21

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Missouri -- continued

            Principal                                                            Optional Call                    Market
               Amount    Description                                               Provisions*    Ratings**        Value
------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- continued
           $  930,000    Saint Louis, Missouri, Land Clearance                       7/07 at 101        AAA   $  933,990
                           Redevelopment Authority, Kiel Site Lease,
                           Series B, 5.300%, 7/01/16

                         St. Louis, Missouri, Regional Convention and
                         Sports Complex Authority, Convention and Sports
                         Facility, Series C:
            1,660,000      5.300%, 8/15/17                                           8/07 at 100        AAA    1,668,615
            4,000,000      5.300%, 8/15/20                                           8/07 at 100        AAA    3,963,160
               45,000      7.900%, 8/15/21                                           8/03 at 100        N/R       50,299
------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 5.1%

            2,000,000    Puerto Rico Ports Authority,                                6/06 at 102       BBB-    2,159,120
                           Special Facilities, American Airlines,
                           Series A, 6.250%, 6/01/26

              300,000    Saint Louis, Missouri, Airport Revenue,                     7/07 at 101        AAA      294,840
                           Lambert, St. Louis International
                           Airport, Series A, 5.125%, 7/01/22

                         Saint Louis, Missouri, Airport Revenue, Lambert,
                         St. Louis International, Series B:
              600,000      5.250%, 7/01/17                                           7/07 at 101        AAA      597,426
              545,000      5.250%, 7/01/22                                           7/07 at 101        AAA      536,100
            4,740,000      5.250%, 7/01/27                                           7/07 at 101        AAA    4,655,912

            4,050,000    Saint Louis, Missouri, Parking                             12/06 at 102        AAA    4,047,165
                           Facility Revenue, 5.375%, 12/15/21
------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed -- 9.4%

            4,500,000    Cape Girardeau County, Missouri,                           No Opt. Call        Aaa    1,840,860
                           Single Family Mortgage Revenue, 0.000%,
                           12/01/14

              100,000    Cass County, Missouri, Public Water                        10/98 at 101     N/R***      104,402
                           Supply District  No 2, 8.000%, 10/01/10
                           (Pre-refunded to 10/01/98)

               50,000    Clark County, Missouri, Public Water Supply                12/98 at 101     N/R***       52,641
                           District No 1, Water System Revenue,
                           8.250%, 12/01/15 (Pre-refunded to 12/01/98)

               50,000    Concordia, Missouri, Waterworks and Sewer System            7/98 at 100     N/R***       51,325
                           Revenue, 8.375%, 7/01/08 (Pre-refunded to 7/01/98)

               50,000    Cooper County, Missouri, Nursing Home District,             3/98 at 100     N/R***       50,432
                           8.375%, 3/01/08 (Pre-refunded to 3/01/98)

               50,000    De Kalb County, Missouri, Public Water Supply               1/99 at 101     N/R***       52,637
                           District No 001, Waterworks Revenue,
                           8.000%, 1/01/09 (Pre-refunded to 1/01/99)

            2,070,000    Greene County, Missouri, Single Family                     No Opt. Call        Aaa      783,143
                           Mortgage Revenue, Municipal Multiplier,
                           0.000%, 3/01/16
                         -----
                         14



  Principal                                                                   Optional Call                                  Market
     Amount     Description                                                     Provisions*             Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

$    50,000     Hamilton, Missouri, Waterworks Revenue, Junior Lien,         7/99 at 103 1/2               N/R***        $   54,525
                  7.750%, 7/01/14 (Pre-refunded to 7/01/99)

     50,000     Johnson County, Missouri, Public Water Supply District           5/98 at 100               N/R***            50,965
                  No 1, Refunding and Improvement, 8.500%, 5/01/09
                  (Pre-refunded to 5/01/98)

    200,000     Johnson County, Missouri, Public Water Supply District           1/98 at 102               N/R***           204,832
                  No 2, 8.500%, 1/01/09 (Pre-refunded to 1/01/98)

  4,000,000     Kansas City, Missouri, Airport Revenue, General                  9/04 at 101                  AAA         4,596,480
                  Improvement, Series B, 6.875%, 9/01/14
                  (Pre-refunded to 9/01/04)

  2,500,000     Kirkwood, Missouri, Industrial Development Authority,            7/02 at 102               N/R***         2,755,300
                  Health Care Corporation Revenue, St. Joseph
                  Hospital, 6.500%, 7/01/12 (Pre-funded to 7/01/02)

     50,000     Knox County, Missouri, Public Water Supply District              1/99 at 101               N/R***            52,711
                  No 1, Water System Revenue, 8.000%, 1/01/09
                  (Pre-refunded to 1/01/99)

     50,000     Marion County, Missouri, Public Water Supply District        1/99 at 101 1/2               N/R***            53,038
                  No 001, Water Revenue, 8.250%, 1/01/12
                  (Pre-refunded to 1/01/99)

  1,000,000     Missouri Economic Development Export and                         5/02 at 100               N/R***         1,110,830
                  Infrastructure Board, Industrial Development
                  Revenue, Community Water Company Inc. Project,
                  7.125%, 5/01/17 (Pre-refunded to 5/15/02)

    100,000     Missouri Health and Educational Facilities Authority,            4/98 at 101                  Aaa           102,351
                  Health Facilities Revenue, Bethesda Health Group Inc.
                  Project, 7.875%, 4/01/08 (Pre-refunded to 4/01/98)

    100,000     Missouri Health and Educational Facilities Authority,            2/99 at 102               N/R***           106,575
                  Health Facilities Revenue, Lake of the Ozarks
                  Hospital, 8.000%, 2/15/11 (Pre-refunded to 2/15/99)

    650,000     Missouri Health and Educational Facilities Authority,            6/00 at 102                  AAA           717,529
                  Health Facilities Revenue, SSM Health Care
                  Projects, Series B, 7.000%, 6/01/15

    155,000     Missouri Environmental Improvement and Energy                   10/00 at 102               Aa1***           169,627
                  Resource Authority, Water Pollution Control Revenue,
                  Revolving Fund, Series A, 7.000%, 10/01/10
                  (Pre-refunded to 10/01/00)

15

Portfolio of Investments (Unaudited)
Nuveen Flagship Missouri -- continued

  Principal                                                                    Optional Call                                 Market
     Amount     Description                                                      Provisions*            Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

                Phelps County, Missouri, Hospital Revenue, Phelps
                County Regular Medical Center:
$   500,000       8.200%, 3/01/05 (Pre-refunded to 3/01/00)                      3/00 at 102                  AAA        $  552,850
  1,250,000       8.300%, 3/01/20 (Pre-refunded to 3/01/00)                      3/00 at 102                  AAA         1,384,713

    100,000     Pike County, Missouri, Public Water Supply District              7/99 at 101               N/R***           106,813
                  No 1, Water Revenue, 7.750%, 7/01/09
                  (Pre-refunded to 7/01/99)

  1,000,000     St. Louis County, Missouri, Regional Convention and              8/03 at 100                  AAA         1,131,360
                  Sports Complex Authority, Series B, 7.000%,
                  8/15/11 (Pre-refunded to 8/15/03)

    350,000     St. Louis, Missouri, Municipal Finance Corporation,              2/05 at 100                  AAA           387,916
                  Leasehold Revenue Refunding and Improvement,
                  6.250%, 2/15/12 (Pre-refunded to 2/15/05)

  3,975,000     Saint Louis, Missouri, Parking Facility Revenue,                12/02 at 102               AA-***         4,395,078
                  6.625%, 12/15/21 (Pre-refunded to 12/15/02)

    955,000     St. Louis, Missouri, Regional Convention and Sports              8/03 at 100                  Aaa         1,123,472
                  Complex Authority, Series C, 7.900%, 8/15/21
                  (Pre-refunded to 8/15/03)

    445,000     Saint Louis, Missouri, School District,                         10/01 at 102                  AAA           492,344
                  6.750%, 4/01/11 (Pre-refunded to 10/01/01)

                Vandalia, Missouri, Water and Sewer System Revenue:
     50,000       7.625%, 4/01/06 (Pre-refunded to 4/01/00)                      4/00 at 100               N/R***            54,424
     50,000       7.625%, 4/01/07 (Pre-refunded to 4/01/00)                      4/00 at 100               N/R***            54,424
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 7.3%

  2,025,000     Higginsville, Missouri, Electric Light System                    6/03 at 101                  AAA         2,240,075
                  Revenue, Series A, 6.750%, 6/01/16

  1,500,000     Missouri Environmental Improvement and Energy                    5/00 at 102                  AA-         1,629,465
                  Resource Authority, Improvement Revenue, Union
                  Electric Company Project, Series A, 7.400%, 5/01/20

  1,500,000     Puerto Rico Electric Power Authority, Power Revenue,            No Opt. Call                  AAA           561,375
                  Formerly Puerto Rico Commonwealth Water Resource
                  Authority, Series O, 0.000%, 7/01/17

                Sikeston, Missouri, Electric Revenue:
  2,000,000       6.200%, 6/01/10                                               No Opt. Call                  AAA         2,257,000
  2,750,000       6.000%, 6/01/13                                               No Opt. Call                  AAA         3,052,143
  1,070,000       6.000%, 6/01/14                                               No Opt. Call                  AAA         1,186,106
  6,000,000       6.000%, 6/01/16                                               No Opt. Call                  AAA         6,661,020




  Principal                                                                    Optional Call                                 Market
     Amount       Description                                                    Provisions*            Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer -- 4.4%

$     50,000     Callaway County, Missouri, Public Water Supply District         1/98 at 102                  N/R      $     51,159
                   No 1, Series B, 8.375%, 1/01/05

      50,000     Carroll County, Missouri, Public Water Supply District          3/99 at 101                  N/R            52,919
                   No 1, Water System Revenue, 8.000%, 3/01/09

     400,000     East Central, Missouri, Water and Sewer Authority,              8/00 at 100                  N/R           412,888
                   Water System Revenue, St. Charles County, Public
                   Water Project, 7.000%, 8/01/08

   1,150,000     Missouri Environmental Improvement and Energy                   2/98 at 102                  AAA         1,177,853
                   Resource Authority, Water Facility Revenue, St. Louis
                   County, Water Company Project, 6.900%, 2/01/21

                 Missouri Environmental Improvement and Energy
                 Resource Authority, Water Pollution Control Revenue,
                 State Revolving Fund, Series A:
     595,000       7.000%, 10/01/10                                             10/00 at 102                  Aa1           642,213
   3,600,000       6.875%, 6/01/14                                              12/01 at 102                  Aa1         3,956,688
   2,000,000       6.550%, 7/01/14                                               7/02 at 102                  Aa1         2,183,420

     600,000     Missouri Environmental Improvement and Energy                   7/04 at 102                  Aa1           692,244
                   Resource Authority, Water Pollution Control Revenue,
                   State Revolving Fund Program, Series B,
                   7.200%, 7/01/16

   1,400,000     Missouri Environmental Improvement and Energy                   1/07 at 101                  Aa1         1,403,430
                   Resource Authority, Water Pollution Control Revenue,
                   State Revolving Fund Program, Series E,
                   5.250%, 1/01/19

     125,000     Osceola Township, Missouri, Public Schools,                    11/99 at 100                  N/R           132,091
                   Refunding and Improvement, 8.000%, 11/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$238,960,000     Total Investments -- (cost $221,078,001) -- 98.3%                                                      236,758,522
============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities -- 1.7%                                                                    4,195,951
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets -- 100%                                                                                    $240,954,473
                 ------------------------------------------------------------------------------------------------------------------
                 *    Optional Call Provisions: Dates (month and year) and
                      prices of the earliest optional call or redemption. There
                      may be other call provisions at varying prices at later
                      dates.

                 ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

                 *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                 N/R--Investment is not rated

17                               See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
November 30, 1997

                                                                Nuveen Flagship
                                                                       Missouri
-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)     $ 236,758,522
Receivables:
  Interest                                                            4,752,995
  Investments sold                                                      255,000
  Shares sold                                                           496,413
Other assets                                                              2,584
-------------------------------------------------------------------------------
     Total assets                                                   242,265,514
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                           54,619
Payable for shares redeemed                                              72,469
Accrued expenses:
  Management fees (note 6)                                              107,362
  12b-1 distribution and service fees (notes 1 and 6)                    44,829
  Other                                                                  27,579
Dividends payable                                                     1,004,183
-------------------------------------------------------------------------------
     Total liabilities                                                1,311,041
-------------------------------------------------------------------------------
Net assets (note 7)                                               $ 240,954,473
===============================================================================
Class A Shares (note 1)
Net assets                                                        $ 229,501,940
Shares outstanding                                                   20,655,389
Net asset value and redemption price per share                    $       11.11
Offering price per share (net asset value per share
 plus maximum sales charge of 4.20% of offering price)            $       11.60
===============================================================================
Class B Shares (note 1)
Net assets                                                        $     918,774
Shares outstanding                                                       82,744
Net asset value, offering and redemption price per share          $       11.10
===============================================================================
Class C Shares (note 1)
Net assets                                                          $10,492,818
Shares outstanding                                                      944,885
Net asset value, offering and redemption price per share            $     11.10
===============================================================================
Class R Shares (note 1)
Net assets                                                          $    40,941
Shares outstanding                                                        3,686
Net asset value, offering and redemption price per share            $     11.11
===============================================================================


                                See accompanying notes to financial statements.

-----
18


              Statement of Operations (Unaudited)
              Six months ended November 30, 1997

                                                                                                          Nuveen Flagship
                                                                                                                 Missouri
              -----------------------------------------------------------------------------------------------------------
              Investment Income
              Tax-exempt interest income (note 1)                                                             $ 7,046,713
              -----------------------------------------------------------------------------------------------------------
              Expenses
              Management fees (note 6)                                                                            642,338
              12b-1 service fees-Class A (notes 1 and 6)                                                          225,889
              12b-1 distribution and service fees-Class B (notes 1 and 6)                                           3,288
              12b-1 distribution and service fees-Class C (notes 1 and 6)                                          35,529
              Shareholders' servicing agent fees and expenses                                                      60,191
              Custodian's fees and expenses                                                                        40,811
              Trustees' fees and expenses (note 6)                                                                  2,198
              Professional fees                                                                                     9,326
              Shareholders' reports-printing and mailing expenses                                                  24,833
              Federal and state registration fees                                                                   6,019
              Other expenses                                                                                        4,758
              -----------------------------------------------------------------------------------------------------------
              Total expenses                                                                                    1,055,180
              -----------------------------------------------------------------------------------------------------------
              Net investment income                                                                             5,991,533
              -----------------------------------------------------------------------------------------------------------

              Realized and Unrealized Gain from Investments
              Net realized gain from investment transactions (notes 1 and 4)                                      562,149
              Net change in unrealized appreciation or depreciation of investments                              5,968,256
              -----------------------------------------------------------------------------------------------------------
              Net gain from investments                                                                         6,530,405
              -----------------------------------------------------------------------------------------------------------
              Net increase in net assets from operations                                                      $12,521,938
              ===========================================================================================================


                                 See accompanying notes to financial statements.


              Statement of Changes in Net Assets (Unaudited)

                                                                                            Nuveen Flagship Missouri
                                                                                     ------------------------------------
                                                                                        Six months ended       Year ended
                                                                                                11/30/97         5/31/97*
              -----------------------------------------------------------------------------------------------------------
              Operations
              Net investment income                                                       $  5,991,533       $ 11,733,686
              Net realized gain from investment transactions (notes 1 and 4)                   562,149          2,027,744
              Net change in unrealized appreciation or depreciation of
                investments                                                                  5,968,256          4,099,492
              -----------------------------------------------------------------------------------------------------------
              Net increase in net assets from operations                                    12,521,938         17,860,922
              -----------------------------------------------------------------------------------------------------------
              Distributions to Shareholders (note 1)
              From undistributed net investment income:
              Class A                                                                       (5,714,542)       (11,399,739)
              Class B                                                                          (14,860)            (2,345)
              Class C                                                                         (211,839)          (327,591)
              Class R                                                                           (1,017)              (457)
              ------------------------------------------------------------------------------------------------------------
              Decrease in net assets from distributions to shareholders                     (5,942,258)       (11,730,132)
              ------------------------------------------------------------------------------------------------------------
              Fund Share Transactions (note 2)
              Net proceeds from sale of shares                                              13,779,662         27,511,231
              Net proceeds from shares issued to shareholders
                due to reinvestment of distributions                                         3,704,718          5,920,821
              -----------------------------------------------------------------------------------------------------------
                                                                                            17,484,380         33,432,052
              -----------------------------------------------------------------------------------------------------------
              Cost of shares redeemed                                                      (10,489,403)       (31,119,487)
              -----------------------------------------------------------------------------------------------------------
              Net increase in net assets from Fund share transactions                        6,994,977          2,312,565
              -----------------------------------------------------------------------------------------------------------
              Net increase in net assets                                                    13,574,657          8,443,355
              Net assets at the beginning of period                                        227,379,816        218,936,461
              -----------------------------------------------------------------------------------------------------------
              Net assets at the end of period                                             $240,954,473       $227,379,816
              ===========================================================================================================
              Balance of undistributed net investment income at end of period             $     52,829       $      3,554
              ===========================================================================================================

          *Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).




                                 See accompanying notes to financial statements.

              Notes to Financial Statements (Unaudited)


              1. General Information and Significant Accounting Policies
              The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Missouri Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

              The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

              After the close of business on January 31, 1997, Flagship Missouri Double Tax Exempt Fund ("Flagship Missouri") was reorganized into the Trust and renamed Nuveen Flagship Missouri Municipal Bond Fund ("Nuveen Flagship Missouri"). Prior to the reorganization, Flagship Missouri was a sub-trust of the Flagship Tax Exempt Funds Trust.

              The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

              The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

              Securities Valuation
              The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

              Securities Transactions
              Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

              Interest Income
              Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders
              Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

              Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

              Income Taxes
              The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Missouri state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

              Flexible Sales Charge Program
              The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge (OCDSCO) if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments
              The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

              Expense Allocation
              Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                    Six months ended 11/30/97        Year ended 5/31/97*
                                    --------------------------------------------------------
                                      Shares          Amount        Shares            Amount
--------------------------------------------------------------------------------------------
Shares sold:
 Class A                             962,805    $ 10,613,647     2,299,753      $ 24,630,274
 Class B                              39,834         438,447        41,987           449,235
 Class C                             247,420       2,722,778       223,861         2,397,622
 Class R                                 439           4,790         3,129            34,100
Shares issued to shareholders
 due to reinvestment
 of distributions:
 Class A                             321,059       3,515,638       537,641         5,747,970
 Class B                                 953          10,476            38               410
 Class C                              16,277         177,614        16,119           172,138
 Class R                                  90             990            28               303
--------------------------------------------------------------------------------------------
                                   1,588,877      17,484,380     3,122,556        33,432,052
--------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                            (896,501)     (9,861,078)   (2,814,290)      (30,112,429)
 Class B                                 (68)           (749)           --                --
 Class C                             (56,855)       (627,576)      (94,304)       (1,007,058)
 Class R                                  --              --            --                --
--------------------------------------------------------------------------------------------
                                    (953,424)    (10,489,403)   (2,908,594)      (31,119,487)
--------------------------------------------------------------------------------------------
Net increase                         635,453    $  6,994,977       213,962      $  2,312,565
============================================================================================

*Information represents eight months of Flagship Missouri and four months of Nuveen Flagship Missouri (see note 1).

3. Distributions to Shareholders

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:


--------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                              $.0465
 Class B                                                                               .0395
 Class C                                                                               .0415
 Class R                                                                               .0485
--------------------------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or market discount, of $.0015 per share.

              4. Securities Transactions

              Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $23,213,866 and $17,655,460, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $800,000 and $800,000, respectively.

              At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

              At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $2,543,690 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

              5. Unrealized Appreciation (Depreciation)

              At November 30, 1997, net unrealized appreciation aggregated $15,680,521, all of which related to appreciated securities.

              6. Management Fee and Other Transactions with Affiliates

              Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

              Average daily net asset value      Management fee
              -------------------------------------------------
              For the first $125 million            .5500 of 1%
              For the next $125 million             .5375 of 1
              For the next $250 million             .5250 of 1
              For the next $500 million             .5125 of 1
              For the next $1 billion               .5000 of 1
              For net assets over $2 billion        .4750 of 1
              -------------------------------------------------

              The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

              The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

              During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $236,900 of which approximately $214,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

             During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $56,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $17,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $4,000 of CDSC on share redemptions during the six months ended November 30, 1997.

             7. Composition of Net Assets
             At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


              --------------------------------------------------------------------------------
              Capital paid-in                                                     $227,217,623
              Balance of undistributed net investment income                            52,829
              Accumulated net realized gain (loss) from investment transactions     (1,996,500)
              Net unrealized appreciation of investments                            15,680,521
              --------------------------------------------------------------------------------
              Net assets                                                          $240,954,473
              ================================================================================

                             Financial Highlights

              Financial Highlights (Unaudited)

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                    Operating performance         Less distributions
                                       --------------------------     ----------------------


                                                                Net
Nuveen Flagship                 Net                    realized and     Dividends                            Net          Total
Missouri**                    asset                      unrealized     from tax-                          asset         return
                              value          Net        gain (loss)    exempt net       Distributions      value         on net
Year ending               beginning   investment              from     investment        from capital     end of          asset
May 31,                   of period   income (b)       investments         income               gains     period      value (a)
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/87)
   1998 (d)               $ 10.80       $ .28           $ .31           $ (.28)          $    -            $ 11.11      5.50%
   1997                     10.51         .56             .29             (.56)               -              10.80      8.29
   1996                     10.72         .58            (.21)            (.58)               -              10.51      3.51
   1995                     10.50         .60             .22             (.60)               -              10.72      8.19
   1994                     10.87         .61            (.34)            (.61)             (.03)***         10.50      2.42
   1993                     10.32         .64             .60             (.63)             (.06)            10.87     12.54
   1992                     10.04         .65             .29             (.65)             (.01)            10.32      9.70
   1991                      9.76         .65             .28             (.65)               -              10.04      9.92
   1990                      9.86         .65            (.10)            (.65)               -               9.76      5.89
   1989                      9.30         .65             .57             (.65)             (.01)             9.86     13.70
   1988 (c)                  9.58         .49            (.26)            (.51)               -               9.30      2.98*

Class B (2/97)
   1998 (d)                 10.80         .24             .30             (.24)               -              11.10      5.03
   1997 (c)                 10.81         .16            (.01)            (.16)               -              10.80      1.40

Class C (2/94)
   1998 (d)                 10.80         .25             .30             (.25)               -              11.10      5.12
   1997                     10.50         .51             .29             (.50)               -              10.80      7.80
   1996                     10.72         .51            (.21)            (.52)               -              10.50      2.84
   1995                     10.50         .53             .23             (.54)               -              10.72      7.60
   1994 (c)                 11.33         .02            (.83)            (.02)               -              10.50    (17.62)*

Class R (2/97)
   1998 (d)                 10.80         .29             .31             (.29)               -              11.11      5.61
   1997 (c)                 10.90         .17            (.12)            (.15)               -              10.80       .43
------------------------------------------------------------------------------------------------------------------------------

               *  Annualized.

              ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Missouri.

             *** The amount shown includes a distribution in excess of capital gains of $.01 per share.

             (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

             (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

             (c)  From commencement of class operations as noted.

             (d)  For the six months ending November 30, 1997.


                                              Ratios/Supplemental data
---------------------------------------------------------------------------------------------------------------------
                                               Ratio                                       Ratio
                                              of net                                      of net
                       Ratio of           investment           Ratio of                nvestment
                       expenses            income to           expenses                income to
                     to average              average         to average                  average
                     net assets           net assets         net assets               net assets
  Net assets             before               before              after                    after            Portfolio
end of period        reimburse-           reimburse-         reimburse-               reimburse-             turnover
(in thousands)             ment                 ment           ment (b)                  ment (b)                rate
---------------------------------------------------------------------------------------------------------------------
$   229,502              .87%*              5.10%*              .87%*                     5.10%*                  8%
    218,924             1.00                5.13                .86                       5.27                   41
    212,717             1.05                5.12                .80                       5.37                   38
    205,089             1.08                5.37                .67                       5.78                   40
    187,347             1.06                5.08                .62                       5.52                   34
    144,775             1.11                5.43                .55                       5.99                   33
     76,069             1.13                5.73                .47                       6.39                   32
     43,391             1.23                5.92                .58                       6.57                   44
     19,080             1.42                5.88                .66                       6.64                   36
     13,028             1.72                5.77                .69                       6.80                   69
      7,786             1.55*               5.27*               .50*                      6.32*                 119

        919             1.62*               4.34*              1.62*                      4.34*                   8
        454             1.62*               4.42*              1.45*                      4.59*                  41

     10,493             1.42*               4.54*              1.42*                      4.54*                   8
      7,968             1.55                4.57               1.40                       4.72                   41
      6,220             1.60                4.54               1.35                       4.79                   38
      3,989             1.63                4.76               1.20                       5.19                   40
      1,877             1.61*               3.98*              1.15*                      4.44*                  34

         41              .67*               5.30*               .67*                      5.30*                   8
         34              .67*               5.53*               .55*                      5.65*                  41
---------------------------------------------------------------------------------------------------------------------

                                             Additional Investment Opportunities


Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for NuveenOs systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fundOs dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

                               Fund Information





                               Board of Trustees
                               Robert P. Bremner
                               Lawrence H. Brown
                               Anthony T. Dean
                               Anne E. Impellizzeri
                               Peter R. Sawers
                               William J. Schneider
                               Timothy R. Schwertfeger
                               Judith M. Stockdale

                               Fund Manager
                               Nuveen Advisory Corp.
                               333 West Wacker Drive
                               Chicago, IL 60606

                               Transfer Agent and
                               Shareholder Services
                               Boston Financial Data Service
                               Nuveen Investor Services
                               P.O. Box 8509
                               Boston, MA 02266-8509

                               (800) 225-8530

                               Legal Counsel
                               Fried, Frank, Harris,
                               Shriver & Jacobson
                               Washington, D.C.

                               Independent Public
                               Accountants
                               Arthur Andersen LLP
                               Chicago, Illinois

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530

www.nuveen.com

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

Municipal
Bond Funds


November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.





Kansas

CONTENTS




 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

13  Statement of Net Assets

14  Statement of Operations

15  Statement of Changes in Net Assets

16  Notes to Financial Statements

22  Financial Highlights

24  Additional Investment Opportunities

25  Fund Information

                               DEAR SHAREHOLDER


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

WEALTH TAKES A LIFETIME TO BUILD. ONCE ACHIEVED, IT SHOULD BE PRESERVED.


It's a pleasure to share with you the Nuveen Flagship Kansas Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.60%. To match this yield, investors in the 35.5% combined federal and state income tax bracket would have had to earn at least 7.13% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.71% with income reinvested, far outpacing the average return of 5.98% for its peer group, the Lipper Kansas municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity

_____
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."


prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.


HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

                           ANSWERING YOUR QUESTIONS


[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUND OVER THE PAST YEAR.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.71%, which compares favorably with the one-year average return of 5.98% for the peer group of Kansas municipal bond funds tracked by Lipper Analytical Services--a 173 basis point difference. Once again, this fund was the top performer

_____
3

"One focus will be on maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take."


in its category, ranking first among the nine municipal bond funds in the grouping.

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

One of the ways that we achieved such outstanding performance and created value for shareholders was by finding individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year. These bonds are becoming more difficult to find as other market participants struggle to maintain good structure in their portfolios. We also executed "swaps" earlier in the year, which allowed the fund to maintain its tax-free distribution yield even as interest rates declined.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be on maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

_____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."


While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

Nuveen Flagship Kansas
Municipal Bond Fund

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
SHARE CLASS                                               A              B              C              R
Inception Date                                         1/92           2/97           2/97           2/97
 .........................................................................................................
Net Asset Value (NAV)                                $10.46         $10.40         $10.48        $ 10.52
 .........................................................................................................
CUSIP                                             67065R101      67065R200      67065R309      67065R408
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                          $99,295
---------------------------------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                                                  20.84
---------------------------------------------------------------------------------------------------------
Average Weighted Duration (Years)                                                                   7.62
---------------------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
---------------------------------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)       A(OFFER)             B              C              R

1-Year                                  7.71%          3.17%          6.37%          7.37%          8.49%
 .........................................................................................................
5-Year                                  6.86%          5.95%          6.12%          6.50%          7.01%
 .........................................................................................................
Since Inception                         7.23%          6.46%          6.52%          6.87%          7.37%
---------------------------------------------------------------------------------------------------------

TAX-FREE YIELDS
---------------------------------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)         A(OFFER)           B              C              R

Dist Rate                               4.99%            4.78%        4.27%          4.47%          5.19%
 .........................................................................................................
SEC 30-Day Yld                          4.60%            4.40%        3.85%          4.05%          4.79%
 .........................................................................................................
Taxable Equiv Yld/2/                    7.13%            6.82%        5.97%          6.28%          7.43%
---------------------------------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

Credit Quality

                           [PIE CHART APPEARS HERE]

A                   24%
AA                  18%
BBB/NR               8%
AAA/Pre-refunded    50%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Tax Obligation (Limited)      17%
Housing (Multi-Family)        13%
U.S. Guaranteed               12%
Housing (Single-Family)        9%
Utilities                      9%
Tax Obligation (G.O.)          8%
Basic Materials                5%
Water & Sewer                  4%
Industrial Development         4%
Other                          2%
Health Care                   17%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

0.0443         Dec.  1996
0.0444         Jan.  1997
0.0436         Feb.  1997
0.0436         Mar.  1997
0.0436         Apr.  1997
0.0436         May   1997
0.0435         June  1997
0.0435         July  1997
0.0435         Aug.  1997
0.0435         Sept. 1997
0.0435         Oct.  1997
0.0435         Nov.  1997

_____
7

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP KANSAS

      PRINCIPAL                                                                    OPTIONAL CALL                       MARKET
         AMOUNT        DESCRIPTION                                                   PROVISIONS*     RATINGS**          VALUE
-----------------------------------------------------------------------------------------------------------------------------
                       BASIC MATERIALS -- 4.9%

     $4,550,000        Clearwater, Kansas, Pollution Control Revenue                 1/02 at 101           AA-     $4,837,924
                         Refunding, Vulcan Materials Company,
                         6.375%, 2/01/12
-----------------------------------------------------------------------------------------------------------------------------
                       HEALTH CARE -- 17.0%

                       Kansas State Development Finance Authority, Health
                       Facilities Revenue Refunding, Stormont Vail
                       Healthcare Inc., Series F:
      2,815,000          5.800%, 11/15/16                                           11/06 at 100           AAA      2,933,906
      3,380,000          5.800%, 11/15/21                                           11/06 at 100           AAA      3,518,850

                       Kansas State Development Finance Authority, Health
                       Facilities Revenue, Stormont Vail Healthcare Inc.,
                       Series G:
        750,000          5.800%, 11/15/16                                           11/06 at 100           AAA        781,680
      2,150,000          5.800%, 11/15/21                                           11/06 at 100           AAA      2,239,870

                       Kansas State Development Finance Authority, Health
                       Facilities Revenue, Hays Medical Center Inc.,
                       Series B:
      2,200,000          5.500%, 11/15/17                                           11/07 at 100           Aaa      2,240,480
      1,500,000          5.500%, 11/15/22                                           11/07 at 100           Aaa      1,516,020

      1,325,000        Kansas State Development Finance Authority, Health            9/07 at 102           Aa3      1,325,450
                         Facilities Revenue, Rural Health Resource Jackson
                         Company Inc., 5.375%, 9/01/27

                       Lawrence, Kansas, Hospital Revenue, Lawrence
                       Memorial Hospital:
      1,075,000          6.200%, 7/01/14                                             7/04 at 100            A3      1,135,512
        400,000          6.200%, 7/01/19                                             7/04 at 100            A3        421,604
        175,000          5.350%, 7/01/21                                             7/07 at 100            A3        174,759

        100,000        Puerto Rico Industrial Tourist Educational Medical &          7/05 at 102           AAA        108,727
                         Environmental Control Facilities Financing Authority,
                         Hospital Revenue, Series A, 6.250%, 7/01/24

        450,000        Wichita, Kansas, CSJ Health System Wichita Inc.,             11/01 at 102            A+        489,731
                         7.000%, 11/15/18
-----------------------------------------------------------------------------------------------------------------------------
                       HOUSING/MULTIFAMILY -- 13.1%

        965,000        Kansas City, Kansas, Multifamily Housing Revenue              7/01 at 100           AAA      1,006,041
                         Refunding, Mortgage Loan Rainbows Towers
                         Project, 6.700%, 7/01/23

_____
8

      PRINCIPAL                                                                    OPTIONAL CALL                      MARKET
         AMOUNT        DESCRIPTION                                                   PROVISIONS*     RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                       HOUSING/MULTIFAMILY -- CONTINUED

                       Kansas State Development Finance Authority,
                       Multifamily Revenue Housing, Park Apartments
                       Projects, Series L:
    $   325,000          5.700%, 12/01/09                                            6/06 at 100           AAA    $  330,489
        665,000          5.900%, 12/01/14                                            6/06 at 100           AAA       683,693
      1,150,000          6.000%, 12/01/21                                            6/06 at 100           AAA     1,181,372

                       Lenexa, Kansas, Multifamily Housing Revenue
                       Refunding, Barrington Park Apartments Projects,
                       Series A:
        445,000          6.300%, 2/01/09                                             2/03 at 102            AA       467,174
        475,000          6.400%, 2/01/10                                             2/03 at 102            AA       499,444
      2,000,000          6.450%, 2/01/18                                             2/03 at 102            AA     2,093,120
      1,000,000          6.500%, 2/01/23                                             2/03 at 102            AA     1,040,510

      1,000,000        Olathe, Kansas, Multifamily Housing Revenue,                  6/04 at 102           AAA     1,058,980
                         Refunding, Deerfield Apartments Projects,
                         Series A, 6.450%, 6/01/19

                       Wichita, Kansas, Multifamily Housing Revenue
                       Refunding, Shores Apartments Project, Series Xi:
      1,500,000          6.700%, 4/01/19                                             4/09 at 102            AA     1,609,605
      2,000,000          6.800%, 4/01/24                                             4/09 at 102            AA     2,149,080

        900,000        Wichita, Kansas, Multifamily Housing Revenue,                11/05 at 102             A       920,520
                         Brentwood Apartments, Series A,
                         5.850%, 12/01/25
----------------------------------------------------------------------------------------------------------------------------
                       HOUSING/SINGLE FAMILY -- 8.9%

      2,675,000        Kansas City, Kansas, Mortgage Revenue,                        5/05 at 103           Aaa     2,737,595
                         5.900%, 11/01/27

        620,000        Olathe Labette County, Kansas, Single Family                  2/05 at 105           Aaa       691,765
                         Mortgage Revenue Refunding, Series C,
                       7.800%, 2/01/25

      1,500,000        Sedgwick & Shawnee Counties, Kansas, Single                  No Opt. Call           Aaa     1,639,575
                         Family Revenue, Series A, 5.500%, 6/01/29

      2,075,000        Sedgwick County, Kansas, Mortgage Loan Revenue,               6/99 at 103           AAA     2,185,452
                         Series A, 7.875%, 12/01/21

      1,400,000        Sedgwick County, Kansas, Single Family Mortgage              11/04 at 105           Aaa     1,555,008
                         Revenue, Refunding, Series A, 8.125%, 5/01/24

_____
9

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP KANSAS -- CONTINUED

      PRINCIPAL                                                                    OPTIONAL CALL                      MARKET
         AMOUNT        DESCRIPTION                                                   PROVISIONS*     RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                       INDUSTRIAL/OTHER -- 3.9%

     $1,000,000        Dodge City,Kansas, Pollution Control Revenue                  5/02 at 102           Aa3    $1,112,010
                         Refunding, Excel Corporation Project,
                         6.625%, 5/01/05

      2,000,000        Garden City, Kansas, Sewer Disposal Revenue,                  9/07 at 102          BBB+     2,016,820
                         Monfort Inc. Project, 5.750%, 9/01/17

        650,000        Wichita, Kansas, Airport Authority, Airport Facilities        3/02 at 102            AA       718,491
                         Revenue Refunding, Wichita Airport Hotel
                         Assoc, 7.000%, 3/01/05
----------------------------------------------------------------------------------------------------------------------------
                       TAX OBLIGATION/GENERAL -- 8.2%

        275,000        Cowley County, Kansas, Community College                      3/00 at 101             A       289,944
                         Certificates of Participation, Arts, Science &
                         Technology Building, 7.000%, 3/01/12

                       Cowley County, Kansas, Unit School District No 470,
                       Arkansas City:
      1,550,000          5.500%, 12/01/16                                           12/06 at 100           AAA     1,581,977
        850,000          5.500%, 12/01/19                                           12/06 at 100           AAA       862,657

        440,000        Jefferson County, Kansas, Unit School District No 340,        9/04 at 100           AAA       489,245
                         6.350%, 9/01/14

        800,000        Miami County, Kansas, Unity School District No 368,           6/02 at 100           AAA       870,576
                         Refunding, 6.600%, 12/01/08

                       Puerto Rico Commonwealth:
      1,350,000          6.450%, 7/01/17                                             7/04 at 102             A     1,495,800
      1,000,000          6.450%, 7/01/17                                         7/04 at 101 1/2           AAA     1,114,630

      1,000,000        Shawnee County, Kansas, Unit School District No 345,          9/04 at 100           AAA     1,035,580
                         5.700%, 9/01/14

        350,000        Shawnee County, Kansas, Unit School District No 437,          3/02 at 100           AAA       377,041
                         Auburn, Washburn, Refunding, 6.600%, 9/01/09
----------------------------------------------------------------------------------------------------------------------------
                       TAX OBLIGATION/LIMITED -- 16.9%

      4,450,000        Kansas State Department of Transportation, Highway            9/02 at 102            AA     4,761,144
                         Revenue, Series A, 6.000%, 9/01/12

      1,050,000        Kansas State Development Finance Authority,                  12/00 at 102           N/R     1,129,138
                         Highway Patrol Central Training Facility, Series T,
                         6.600%, 12/01/07

                       Puerto Rico Commonwealth Highway & Transportation
                         Authority, Highway Revenue, Series W:
      1,000,000          5.500%, 7/01/13                                            No Opt. Call             A     1,036,060
      1,000,000          5.500%, 7/01/15                                            No Opt. Call           AAA     1,057,400

_____
10

      PRINCIPAL                                                                     OPTIONAL CALL                     MARKET
         AMOUNT        DESCRIPTION                                                   PROVISIONS*     RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                       TAX OBLIGATION/LIMITED -- CONTINUED

       $750,000        Puerto Rico Commonwealth Highway & Transportation             No Opt. Call            A    $  777,045
                         Authority, Highway Revenue Refunding, Series X,
                         5.500%, 7/01/13

      7,300,000        Puerto Rico Commonwealth Highway & Transportation              7/16 at 100            A     7,410,376
                         Authority, Highway Revenue, Series Y,
                         5.500%, 7/01/36

        100,000        Puerto Rico Commonwealth Infrastructure Financing              7/98 at 102         BBB+       104,361
                         Authority, Series A, 7.750%, 7/01/08

        500,000        Puerto Rico Public Buildings Authority, Revenue            7/07 at 101 1/2            A       492,000
                         Guaranteed, Government Facilities, Series B,
                         5.250%, 7/01/21
----------------------------------------------------------------------------------------------------------------------------
                       TRANSPORTATION -- 1.6%

      1,500,000        Puerto Rico Ports Authority, Special Facilities,               6/06 at 102         BBB-     1,619,340
                         American Airlines, Series A, 6.250%, 6/01/26
----------------------------------------------------------------------------------------------------------------------------
                       U.S. GUARANTEED -- 11.6%

        170,000        Derby, Kansas, Series Ii, 6.500%, 12/01/12                    12/00 at 100         A***       181,710
                         (Pre-refunded to 12/01/00)

        325,000        Hays, Kansas, Sales Tax Revenue, 6.875%, 9/01/12               9/00 at 100       N/R***       347,087
                         (Pre-refunded to 9/01/00)

                       Jackson County, Kansas, Unit School District No 336,
                       Denison, Holton:
        355,000          6.600%, 10/01/12 (Pre-refunded to 10/01/03)                 10/03 at 100       N/R***       395,498
        380,000          6.650%, 10/01/13 (Pre-refunded to 10/01/03)                 10/03 at 100       N/R***       424,319

     12,475,000        Johnson County, Kansas, Residual Revenue Refunding,           No Opt. Call          Aaa     5,928,120
                         0.000%, 5/01/12

         80,000        Puerto Rico Commonwealth Highway & Transportation          7/02 at 101 1/2          AAA        89,066
                         Authority, Highway Revenue, Series T,
                         6.625%, 7/01/18 (Pre-refunded to 7/01/02)

      2,120,000        Reno County and Labette County, Kansas, Single Family         No Opt. Call          AAA       819,974
                         Mortgage Revenue, Capital Accumulator, 1983 Series A,
                         0.000%, 12/01/15

      2,095,000        Reno, Sedgwick, Finney Counties, Kansas, Single Family        No Opt. Call          AAA       789,103
                         Mortgage Revenue, Multiple Originators & Services,
                         Series A, 0.000%, 4/01/16

      2,250,000        Wichita, Kansas, Revenue, CSJ Health System,                  11/01 at 102        A+***     2,595,937
                         Series XXV, 7.200%, 10/01/15

_____
11

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP KANSAS--CONTINUED

      PRINCIPAL                                                                    OPTIONAL CALL                      MARKET
         AMOUNT        DESCRIPTION                                                   PROVISIONS*     RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------
                       UTILITIES -- 8.6%

     $1,500,000        Gardner, Kansas, Electric Utility Revenue Refunding,         11/01 at 101           N/R   $ 1,627,485
                         7.000%, 11/01/09

                       Kansas City, Kansas, Utility System Revenue Refunding
                       & Improvement:
      2,500,000          6.250%, 9/01/14                                             9/04 at 102           AAA     2,772,300
      1,650,000          6.375%, 9/01/23                                             9/04 at 102           AAA     1,828,348

                       Puerto Rico Electric Power Authority, Power Revenue,
                       Formerly Puerto Rico Commonwealth Water
                       Resource Authority, Series T:
        215,000          6.125%, 7/01/08                                             7/04 at 102          BBB+       235,477
        150,000          6.000%, 7/01/16                                             7/04 at 102          BBB+       158,541

      5,000,000        Puerto Rico Electric Power Authority, Power Revenue,         No Opt. Call           AAA     1,871,250
                         Formerly Puerto Rico Commonwealth Water
                         Resource Authority, Capital Appreciation, Series O,
                         0.000%, 7/01/17
----------------------------------------------------------------------------------------------------------------------------
                       WATER AND SEWER -- 3.6%

      3,000,000        Kansas State Development Finance Authority, Water            11/03 at 102           AA+     3,184,110
                         Pollution Control, Series II, 6.000%, 11/01/14

        350,000        Newton, Kansas, Wastewater Treatment System                   3/02 at 102           N/R       384,128
                         Revenue, 7.125%, 3/01/12
----------------------------------------------------------------------------------------------------------------------------
   $105,095,000        Total Investments -- (cost $90,674,879) -- 98.3%                                           97,558,024
----------------------------------------------------------------------------------------------------------------------------
                       Assets Less Liabilities -- 1.7%                                                             1,737,339
                       -----------------------------------------------------------------------------------------------------
                       Net Assets -- 100%                                                                        $99,295,363
                       -----------------------------------------------------------------------------------------------------

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R - Investment is not rated.

                                 See accompanying notes to financial statements.

_____
12

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                                              NUVEEN FLAGSHIP
                                                                                                       KANSAS
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                     $97,558,024
Cash                                                                                                  841,591
Receivables:
  Interest                                                                                          1,482,490
  Shares sold                                                                                          40,258
Other assets                                                                                            2,021
-------------------------------------------------------------------------------------------------------------
    Total assets                                                                                   99,924,384
-------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables for shares redeemed                                                                          169,970
Accrued expenses:
  Management fees (note 6)                                                                             30,070
  12b-1 distribution and service fees (notes 1 and 6)                                                  17,437
  Other                                                                                                   428
Dividends payable                                                                                     411,116
-------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                 629,021
-------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                               $99,295,363
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                                        $97,193,123
Shares outstanding                                                                                  9,293,761
Net asset value and redemption price per share                                                    $     10.46
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                              $     10.92
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                                        $ 1,608,502
Shares outstanding                                                                                    154,656
Net asset value, offering and redemption price per share                                          $     10.40
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                                        $   484,047
Shares outstanding                                                                                     46,182
Net asset value, offering and redemption price per share                                          $     10.48
-------------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                                        $     9,691
Shares outstanding                                                                                        921
Net asset value, offering and redemption price per share                                          $     10.52
-------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

_____
13

STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                   Nuveen Flagship
                                                                            Kansas
----------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                     $2,830,056
----------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                   270,951
12b-1 service fees -- Class A (notes 1 and 6)                               96,976
12b-1 distribution and service fees -- Class B (notes 1 and 6)               5,650
12b-1 distribution and service fees -- Class C (notes 1 and 6)               1,347
Shareholders' servicing agent fees and expenses                             24,363
Custodian's fees and expenses                                               19,279
Trustees' fees and expenses (note 6)                                           917
Professional fees                                                            8,411
Shareholders' reports -- printing and mailing expenses                      10,431
Federal and state registration fees                                          3,475
Organizational expenses (note 1)                                             4,301
Other expenses                                                               2,306
----------------------------------------------------------------------------------
Total expenses before expense reimbursement                                448,407
  Expense reimbursement (note 6)                                           (88,262)
----------------------------------------------------------------------------------
Net expenses                                                               360,145
----------------------------------------------------------------------------------
Net investment income                                                    2,469,911
----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)             214,232
Net change in unrealized appreciation or depreciation of investments     2,355,376
----------------------------------------------------------------------------------
Net gain from investments                                                2,569,608
----------------------------------------------------------------------------------
Net increase in net assets from operations                              $5,039,519
----------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

_____
14

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                NUVEEN FLAGSHIP KANSAS
                                                           --------------------------------
                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                   11/30/97        5/31/97*
-------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                           $ 2,469,911    $ 5,063,970
Net realized gain from investment transactions
  (notes 1 and 4)                                                   214,232        220,983
Net change in unrealized appreciation or depreciation
  of investments                                                  2,355,376      3,281,763
-------------------------------------------------------------------------------------------
Net increase in net assets from operations                        5,039,519      8,566,716
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)

From undistributed net investment income:
  Class A                                                        (2,435,838)    (5,060,117)
  Class B                                                           (24,680)        (3,064)
  Class C                                                            (7,747)          (787)
  Class R                                                               (44)            (1)
-------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders        (2,468,309)    (5,063,969)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)

Net proceeds from sale of shares                                  7,451,201     10,132,032
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                            1,302,137      2,363,978
-------------------------------------------------------------------------------------------
                                                                  8,753,338     12,496,010
-------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (8,616,339)   (16,105,371)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                      136,999     (3,609,361)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             2,708,209       (106,614)
Net assets at the beginning of period                            96,587,154     96,693,768
-------------------------------------------------------------------------------------------
Net assets at the end of period                                 $99,295,363   $ 96,587,154
-------------------------------------------------------------------------------------------
Balance of undistributed net investment income
  at end of period                                              $     1,603   $          1
-------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).


                                 See accompanying notes to financial statements.

_____
15

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kansas Triple Tax Exempt Fund ("Flagship Kansas") was reorganized into the Trust and renamed Nuveen Flagship Kansas Municipal Bond Fund ("Nuveen Flagship Kansas"). Prior to the reorganization, Flagship Kansas was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seek to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION

The prices of municipal bonds in the Funds's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

INTEREST INCOME

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

_____
16

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Kansas state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gains and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
17

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $42,800) will be reimbursed to the Adviser on a straight-line basis over a period of five years. As of November 30, 1997, $38,636 has been reimbursed.

_____
18

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                     SIX MONTHS ENDED 11/30/97           YEAR ENDED 5/31/97*
                                                   ------------------------------------------------------------
                                                     SHARES              AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           585,806         $ 6,076,202         931,362    $  9,305,649
  Class B                                            93,173             960,011          73,398         736,214
  Class C                                            39,236             405,509           8,890          90,069
  Class R                                               911               9,479              10             100
Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A                                           124,008           1,279,236         235,560       2,363,224
  Class B                                             1,764              18,166              52             523
  Class C                                               455               4,734              23             231
  Class R                                                --                   1              --              --
---------------------------------------------------------------------------------------------------------------
                                                    845,353           8,753,338       1,249,295      12,496,010
---------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (829,964)         (8,590,684)     (1,587,941)    (15,969,039)
  Class B                                               (45)               (463)        (13,686)       (136,313)
  Class C                                            (2,420)            (25,192)             (2)            (19)
  Class R                                                --                  --              --              --
---------------------------------------------------------------------------------------------------------------
                                                   (832,429)         (8,616,339)     (1,601,629)    (16,105,371)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease)                              12,924         $   136,999        (352,334)   $ (3,609,361)
---------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Kansas and four months of Nuveen Flagship Kansas (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                $.0435
   Class B                                                                 .0370
   Class C                                                                 .0390
   Class R                                                                 .0455
--------------------------------------------------------------------------------

_____
19

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $8,301,434 and $8,791,146, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $1,350,000 and $1,350,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $4,851,848 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $6,883,145, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $117,100 of which approximately $101,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

_____
20

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $57,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the fiscal year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $7,000 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $97,048,231
Balance of undistributed net investment income                            1,603
Accumulated net realized gain (loss)
  from investment transactions                                       (4,637,616)
Net unrealized appreciation of investments                            6,883,145
--------------------------------------------------------------------------------
Net assets                                                          $99,295,363
--------------------------------------------------------------------------------

_____
21

                       FINANCIAL HIGHLIGHTS (UNAUDITED)


          Selected data for a common share outstanding throughout each period is as follows:

                                          OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                       --------------------------    -------------------------

NUVEEN FLAGSHIP                                               NET
KANSAS**                         NET                 REALIZED AND      DIVIDENDS                          NET        TOTAL
                               ASSET                   UNREALIZED      FROM TAX-                        ASSET       RETURN
                               VALUE          NET     GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS       VALUE       ON NET
YEAR ENDING                BEGINNING   INVESTMENT            FROM     INVESTMENT     FROM CAPITAL      END OF        ASSET
MAY 31,                    OF PERIOD   INCOME (B)     INVESTMENTS         INCOME            GAINS      PERIOD    VALUE (A)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (1/92)
 1998 (d)                    $ 10.19        $ .26           $ .27         $ (.26)           $  --     $ 10.46         5.26%
 1997                           9.83          .53             .36           (.53)              --       10.19         9.21
 1996                          10.01          .54            (.18)          (.54)              --        9.83         3.63
 1995                           9.83          .55             .18           (.55)              --       10.01         7.80
 1994                          10.38          .56            (.47)          (.57)            (.07)***    9.83          .62
 1993                           9.65          .58             .73           (.58)              --       10.38        14.15
 1992 (c)                       9.58          .19             .07           (.19)              --        9.65         5.95*

CLASS B (2/97)
 1998 (d)                      10.13          .22             .27            (.22)             --       10.40         4.89
 1997 (c)                      10.23          .13            (.12)           (.11)             --       10.13          .13

CLASS C (2/97)
 1998 (d)                      10.21          .23             .27            (.23)             --       10.48         4.97
 1997 (c)                      10.18          .15             .04            (.16)             --       10.21         1.85

ClASS R (2/97)
 1998 (d)                      10.22          .28             .29            (.27)             --       10.52         5.66
 1997 (c)                      10.20          .18            (.02)           (.14)             --       10.22         1.55
---------------------------------------------------------------------------------------------------------------------------

          *  Annualized.

         ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Kansas.

        *** The amount shown reflects a distribution in excess of capital gains of $.05 per share.

         (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

         (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

         (c) From commencement of class operations as noted.

         (d) For the six months ending November 30, 1997.

_____
22

                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                         RATIO                               RATIO
                                        OF NET                              OF NET
                      RATIO OF      INVESTMENT         RATIO OF         INVESTMENT
                      EXPENSES       INCOME TO         EXPENSES          INCOME TO
                    TO AVERAGE         AVERAGE       TO AVERAGE            AVERAGE
                    NET ASSETS      NET ASSETS       NET ASSETS         NET ASSETS
    NET ASSETS          BEFORE          BEFORE            AFTER              AFTER        PORTFOLIO
 END OF PERIOD      REIMBURSE-      REIMBURSE-       REIMBURSE-         REIMBURSE-         TURNOVER
(IN THOUSANDS)            MENT            MENT          MENT(B)            MENT(B)             RATE
----------------------------------------------------------------------------------------------------
       $97,193             .90%*          4.85%*            .72%*             5.03%*              9%
        95,891            1.03            4.89              .68               5.24               40
        96,694            1.08            4.80              .57               5.31               55
        83,683            1.10            5.11              .54               5.67               72
        80,060            1.06            4.57              .26               5.37               93
        62,585            1.22            4.63              .11               5.74               56
         9,552            2.01*           3.50*             .40*              5.11*              59

         1,609            1.65*           4.09*            1.47*              4.27*               9
           605            1.65*           4.24*            1.27*              4.62*              40

           484            1.45*           4.29*            1.27*              4.47*               9
            91            1.45*           4.49*            1.09*              4.85*              40

            10             .69*           5.12*             .52*              5.29*               9
            --             .08*           6.53*              --               6.61*              40
----------------------------------------------------------------------------------------------------

_____
23

ADDITIONAL INVESTMENT OPPORTUNITIES

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

______
24

FUND INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND
SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
25

SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com